UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 through October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT   OCTOBER 31, 2007

JPMorgan Funds

International

Equity

Funds

JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Opportunities Fund
JPMorgan International Realty Fund
JPMorgan International Value Fund
JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	4
JPMorgan International Equity Index Fund	6
JPMorgan International Opportunities Fund	8
JPMorgan International Realty Fund	10
JPMorgan International Value Fund	12
JPMorgan Intrepid International Fund	14
Schedules of Portfolio Investments	16
Financial Statements	58
Financial Highlights	78
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	107
Trustees	108
Officers	110
Schedule of Shareholder Expenses	111
Board Approval of Investment Advisory Agreements	114
Tax Letter	118

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 12, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan International Equity Funds. Inside, you’ll find information detailing the performance of the Funds for the period ended October 31, 2007, along with a report from the portfolio managers.

“Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.”

International stocks rose

Healthy economic growth, solid corporate profitability and contained inflation fueled strong global stock market gains for the 12-month period. For the most part, international stocks were bolstered by investors with relatively robust risk appetites.

Developed foreign and emerging stock markets outperformed U.S. markets. The S&P 500 Index returned 14.56% for the 12-month period, while the MSCI EAFE and MSCI Emerging Markets Indexes gained 24.91% and 68.33%, respectively.

U.S. credit crisis sparks volatility

Solid returns somewhat masked bouts of strong volatility that emerged during the year. In particular, U.S.-centered events in the second half of the period rattled the international markets’ confidence, primarily among developed nations. Interest rate fears and mounting weakness in the U.S. sub-prime mortgage market hurt sentiment and led to weaker stock performance in the summer months.

Liquidity concerns, both in secondary credit and interbank markets, prompted central banks globally to take a series of corrective measures, most notably in the shape of large reserve injections by the Federal Reserve (Fed), European Central Bank, Bank of Japan and, eventually, the Bank of England. Collectively, this action helped restore confidence in international equity markets, and performance rebounded from the summer’s doldrums.

Emerging markets unfazed by credit concerns

The emerging markets, on the other hand, remained relatively unscathed by the U.S. credit crunch. The resilience of the emerging markets was surprising in light of expectations that a tightening credit market would work against high-risk assets. The fact that investors paid more attention to the underlying fundamentals than to events in the credit markets and worries of a downturn in U.S. demand may suggest that the asset class no longer represents a leveraged play on developed world growth.

Looking ahead, the U.S. and Asia stock markets offer the most direct play on U.S. Fed policy. Within these markets, large-cap stocks and Hong Kong issues merit attention. We also remain optimistic toward Europe, particularly France, Germany and the U.K.

Global environment may help prevent U.S. recession

With demand growth persistently sluggish in Japan, and interest rate expectations pared back due to growth concerns in Europe and the U.K., activity in the countries that comprise approximately 70% of global gross domestic product (GDP) is likely to be lackluster.

Nevertheless, with global inflation contained and central banks likely to act decisively, we have a degree of comfort that a cyclical moderation need not end in recession. In addition, developed market valuations currently appear reasonable, which ultimately should be positive for equities, notwithstanding potential volatility in the interim.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$622,898
Primary Benchmark	MSCI Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide a high total return from a portfolio of equity securities from emerging markets issuers*, returned 60.53%** (Institutional Class Shares) for the 12 months ended October 31, 2007, compared to the 68.33% return for the MSCI Emerging Markets Equity Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection rather than any broad or sector-based theme. Detracting from the Fund’s returns were holdings in the consumer discretionary, industrial and financials sectors. Detractors from returns included Mexican beverage company Fomento Economico Mexicano S.A.B. de C.V. (FEMSA). The company’s stock suffered during the period as concerns about reduced consumer demand in Mexico dragged on performance. In South Korea, Samsung Electronics Co., Ltd. also detracted from returns as a slowdown in U.S. consumer demand raised concerns about sales of the company’s products. The South Africa-based retailer Steinhoff International Holdings Ltd. also dragged on returns following disappointing performance from its European operations.

On the positive side, stock selection in the energy, materials and telecommunications sectors helped returns. Contributors included Cia Vale do Rio Doce (CVRD), the Brazilian materials company, was a top contributor to performance in the period as demand for materials, particularly iron ore, drove performance higher. Our underweight position in the Russian energy company OAO Gazprom also contributed to performance as the stock underperformed the broader market. In China, Anhui Conch Cement Co., Ltd. contributed to returns resulting from positive momentum for China equities. For the period, the company benefited from the demand for cement related to significant infrastructure projects in China, providing a favorable pricing environment for the company.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is an active, concentrated strategy in which portfolio construction is focused on the highest conviction ideas found at the stock level. The Fund holds approximately 60 of the most promising investment opportunities identified by our worldwide network of analysts. The index is then used as a benchmark against which risk exposures can be monitored and managed. Security weightings are determined by a bottom-up stock selection process. Both sector and country weightings are residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A. ADR (Brazil)	6.9%
2.	Cia Vale do Rio Doce ADR (Brazil)	6.1
3.	China Mobile Ltd. (Hong Kong)	4.9
4.	Housing Development Finance Corp. (India)	4.0
5.	America Movil S.A.B. de C.V., Series L ADR (Mexico)	3.8
6.	Banco Itau Holding Financeira S.A. (Brazil)	2.6
7.	MTN Group Ltd. (South Africa)	2.5
8.	Bharti Airtel Ltd. (India)	2.5
9.	HON HAI Precision Industry Co., Ltd. (Taiwan)	2.4
10.	Samsung Electronics Co., Ltd. (South Korea)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	17.1%
South Africa	12.0
India	11.1
South Korea	10.8
Hong Kong	7.6
Mexico	7.0
Russia	5.7
China	5.1
Taiwan	4.5
Egypt	3.3
Turkey	2.7
Indonesia	2.1
Israel	1.7
Hungary	1.4
Austria	1.3
Cayman Islands	1.3
Other (less than 1.0%)	3.3
Short-Term Investment	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		59.92%	38.92%	12.45%
With Sales Charge*		51.52	37.42	11.85
CLASS B SHARES	9/28/01
Without CDSC		59.10	38.23	12.14
With CDSC**		54.10	38.12	12.14
CLASS C SHARES	2/28/06
Without CDSC		59.11	38.23	12.14
With CDSC***		58.11	38.23	12.14
SELECT CLASS SHARES	9/10/01	60.33	39.22	12.62
INSTITUTIONAL CLASS SHARES	11/15/93	60.53	39.59	12.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, MSCI Emerging Markets Equity Index and Lipper Emerging Markets Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index measures emerging stock market performance. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$3,534,347
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income*, returned 20.21%** (Select Class Shares) for the 12 months ended October 31, 2007, compared to the 24.91% return for the MSCI EAFE Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark primarily due to our holdings in Continental Europe, which detracted from relative returns, while exposure to emerging markets aided. At the sector level, financials and information technology stocks detracted from performance, while stock selection in materials and energy positively affected performance.

Stock specifically, Wolseley plc, a U.K. distributor of plumbing and heating equipment, detracted from performance. Its North American division was negatively affected by housing woes in the U.S., where the company derives more than half of its revenues. There are also concerns that ongoing rate hikes in the U.K. will be detrimental to the company, as its debt levels jumped following last year’s purchase of the DT Group. More recently, the company reported its first profit decline in six years.

Among a number of contributors, Cia Vale do Rio Doce, the Brazilian mining company, benefited as demand for materials, particularly iron ore, drove performance higher. Expectations have spurred a price increase. Additionally, the continued fervor of corporate activity across the sector has supported the stock’s current discount valuation.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify large-cap, high-quality companies with robust growth profiles. We define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. We are first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and sell decisions are focused on the bottom-up decision making process.

Liquidity conditions remain very tight despite the cuts in the fed funds rate. The damage to the U.S. financial system will not be fixed overnight and, with the housing market continuing to show deteriorating trends, the outlook for the economy and the housing market in particular, are still skewed to the downside. At the other end of the spectrum, growth in emerging markets remains strong. The key is how much a U.S. slowdown will affect emerging, particularly Asian, market growth. With sentiment at extremely bullish levels, any slowing in growth is likely to be negative.

Markets have recovered very smartly from the August sell-off. Given the increasingly unbalanced nature of global growth, there is likely to be continued volatility in equity markets. Ultimately, as long as growth remains sound in aggregate, and the U.S. avoids an outright recession, the prospect of a large and protracted pullback seems unlikely given that equity valuations are far from elevated levels.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.7%
2.	HSBC Holdings plc (United Kingdom)	3.4
3.	ENI S.p.A. (Italy)	2.7
4.	Vodafone Group plc (United Kingdom)	2.4
5.	Tesco plc (United Kingdom)	2.2
6.	UBS AG (Switzerland)	2.2
7.	BHP Billiton Ltd. (Australia)	2.2
8.	Standard Chartered plc (United Kingdom)	2.1
9.	Nokia OYJ (Finland)	2.0
10.	AXA S.A. (France)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	24.5%
Japan	19.4
France	13.9
Switzerland	11.5
Germany	6.6
Italy	5.0
Netherlands	4.0
Brazil	2.8
Australia	2.5
Finland	2.0
Spain	1.9
Belgium	1.8
Hong Kong	1.1
Other (less than 1.0%)	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		19.93%	19.69%	8.88%
With Sales Charge*		13.63	18.40	8.29
CLASS B SHARES	2/28/02
Without CDSC		19.25	19.04	8.54
With CDSC**		14.25	18.84	8.54
CLASS C SHARES	1/31/03
Without CDSC		19.25	19.03	8.54
With CDSC***		18.25	19.03	8.54
CLASS R5 SHARES****	5/15/06	20.45	20.14	9.12
SELECT CLASS SHARES	1/01/97	20.21	20.07	9.08

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, MSCI EAFE Index and Lipper International Large-Cap Core Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a representation (or model) of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$1,770,009
Primary Benchmark	MSCI EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index*, returned 29.02%** (Select Class Shares) for the 12 months ended October 31, 2007, compared to the 26.34% return for the MSCI EAFE GDP Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	International equity markets were strong during the period. With the exception of Ireland, all of the MSCI EAFE GDP Index country constituents produced positive returns for the year. Finland and Hong Kong led the way, returning 53.17% and 42.94%, respectively, while the bottom two countries were Japan and Ireland with returns of 0.39% and –9.56%, respectively.

The Fund’s strategy is not a full replication approach. The tracking error of this strategy can be attributed to not owning all of the names in the index and the Fund’s exposure to emerging market stocks. The Fund also seeks to achieve a correlation of 0.90 with the stated benchmark. The Fund’s off-benchmark exposure to emerging market stocks and the outperformance of emerging markets relative to developed markets over the period contributed to the positive return.

The Fund, in terms of regions, saw Asia ex-Japan and Europe ex-U.K. performing the strongest with returns of 40.04% and 18.34%, respectively. The U.K. and Japan lagged, but yielded positive returns with 14.18% and 0.39%, respectively.

Q:	HOW WAS THE FUND MANAGED?

A:	This Fund is based on fundamental indexation. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize marginal cash balances. At the end of the period, the Fund held 1.34% in cash and cash equivalents of which approximately 58% was equitized with futures. The Fund continues to closely track its internal benchmark consistent with the index strategy, providing broad passive international exposure for U.S. investors. We continue to believe that our custom index will outperform the conventional MSCI EAFE Index over the long-term.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ENI S.p.A (Italy)	1.4%
2.	E.ON AG (Germany)	1.3
3.	Telefonica S.A. (Spain)	1.3
4.	Banco Santander Central Hispano S.A. (Spain)	1.3
5.	Siemens AG (Germany)	1.3
6.	Total S.A. (France)	1.2
7.	DaimlerChrysler AG (Germany)	1.1
8.	Allianz SE (Germany)	1.1
9.	Toyota Motor Corp. (Japan)	1.0
10.	Intesa Sanpaolo S.p.A. (Italy)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.0%
Germany	14.0
United Kingdom	9.8
France	9.5
Italy	8.4
Spain	6.2
Australia	4.0
Netherlands	3.6
Sweden	1.7
Switzerland	1.7
Greece	1.6
Belgium	1.6
Norway	1.5
Austria	1.3
Hong Kong	1.3
Denmark	1.2
Finland	1.1
Other (less than 1.0%)	12.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		28.72%	24.97%	10.00%
With Sales Charge*		21.94	23.63	9.41
CLASS B SHARES	1/14/94
Without CDSC		27.87	24.08	9.36
With CDSC**		22.87	23.91	9.36
CLASS C SHARES	11/4/97
Without CDSC		27.83	24.07	9.28
With CDSC***		26.83	24.07	9.28
SELECT CLASS SHARES	10/28/92	29.02	25.29	10.29

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Historical performance shown for Class C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, MSCI EAFE GDP Index and Lipper International Multi-Cap Core Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index measures the performance of international stock markets. The Lipper International Multi-Cap Core Index is an index based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$233,826
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets*, returned 24.58%** (Institutional Class Shares) for the 12 months ended October 31, 2007, compared to the 24.91% return for the MSCI EAFE Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection at the regional level, with the U.K. hurting returns and exposure to emerging markets aiding the Fund’s performance. Holdings in technology and industrial cyclical sectors detracted from performance, but stock selection in the telecommunications and retail sectors had a positive impact.

The largest detractor during the year was Wolseley plc, a U.K. distributor of plumbing and heating equipment. The company’s shares fell after it announced its first profit decline in six years. While sales growth in Europe was generally strong, the building supply business in the U.S. was very weak, reflecting the slowdown in the U.S. housing market.

On the upside, Vedanta Resources plc, the India-based producer of copper and zinc, contributed positively to performance. The company demonstrated solid financial results, strong growth and has ambitious expansion plans in aluminum, zinc, copper and iron ore. Vedanta also diversified within the metal industry, successfully delivering on results.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts who comprise our global sector teams. Using a proprietary dividend discount model, our analysts identify the most attractively valued stocks in each sector. Focusing on these names, portfolio managers and analysts then work closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund is constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vodafone Group plc (United Kingdom)	3.2%
2.	HSBC Holdings plc (United Kingdom)	2.8
3.	Total S.A. (France)	2.5
4.	Banco Santander Central Hispano S.A. (Spain)	2.0
5.	ING Groep N.V. CVA (Netherlands)	1.8
6.	Royal KPN N.V. (Netherlands)	1.8
7.	BG Group plc (United Kingdom)	1.8
8.	Tesco plc (United Kingdom)	1.7
9.	E.ON AG (Germany)	1.7
10.	Roche Holding AG (Switzerland)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	23.4%
Japan	16.1
Germany	12.6
France	9.5
Netherlands	4.9
Switzerland	3.2
Spain	2.9
Australia	2.3
South Korea	2.0
Italy	1.9
Singapore	1.9
Sweden	1.9
Finland	1.9
Austria	1.7
Taiwan	1.6
Luxembourg	1.5
Israel	1.4
Cyprus	1.3
Norway	1.2
Hong Kong	1.0
Other (less than 1.0%)	1.8
Short-Term Investments	4.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		23.98%	21.30%	7.78%
With Sales Charge*		17.48	19.98	7.20
CLASS B SHARES	9/10/01
Without CDSC		23.37	20.72	7.46
With CDSC**		18.37	20.53	7.46
CLASS C SHARES	7/31/07
Without CDSC		23.37	20.72	7.46
With CDSC***		22.37	20.72	7.46
SELECT CLASS SHARES	9/10/01	24.29	21.91	8.14
INSTITUTIONAL CLASS SHARES	2/26/97	24.58	22.21	8.44

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, MSCI EAFE Index and Lipper International Large-Cap Core Funds Index from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Realty Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2006
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In thousands)	$38,323
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Realty Fund, which seeks long-term capital growth*, returned 13.92%** (Class C Shares, no contingent deferred sales charge) for the since-inception period ended October 31, 2007, compared to the 21.29% return for the MSCI EAFE Index and 14.71% return for the GPR 250 ex.-U.S. Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmarks for the period due primarily to sector overweight positions in Germany and Japan, and an underweight in Hong Kong.

One of the top detractors from performance was the Japanese real estate investment trust (REIT) management company, Pacific Management Corp. Although the company is continuing to expand through diversification of its portfolio, it has suffered from slowing growth in its assets under management.

Another top detractor was British Land Co., plc., the U.K.-based property investment company. Shares declined for this liquid large-cap property holding as expectations that capitalization rates would rise in the London commercial property market, thus deflating property values, weighed on the sector. The continued credit crunch could potentially reduce growth prospects further.

Another detractor to performance was Japanese REIT, Japan Hotel and Resort, Inc. While private equity investors reportedly were interested in Japanese hotel properties, a potential catalyst for the sector, shares fell when the company reported declining earnings due to lower occupancy rates and ongoing renovations. In addition, concerns of possible price-cutting pressures from competitors and higher financing costs weighed down the stock in the period.

On the positive side, stock selection in the U.K., an underweight position in Austria and an overweight in South Africa added to the Fund’s returns.

At the stock level, a top performer was the South African-based property company, Growthpoint Properties Ltd. Shares appreciated throughout the period as the company implemented a series of acquisitions to further fuel growth. Growthpoint also internalized its management, a move that was viewed positively because it aligned management’s interests with shareholders.

Another top performer in the period was the Canadian commercial REIT, Artis REIT. The company benefited from holdings that are focused on the booming Alberta property market, particularly in Calgary where demand for the region’s oil has driven growth across most sectors of the economy. Artis also experienced a rise in its shares due to a series of opportune acquisitions, an appreciation of property values and lease renewals at increasingly higher rates.

Our underweight in Meinl European Land, the Austrian REIT, as well as the overall Austrian property market, contributed positively to performance. Meinl’s shares fell as the company engineered a large buyback at a premium to book value without notifying shareholders, leading analysts to view this as destroying value, and shareholders to file a lawsuit against the company.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to achieve consistent long-term returns (appreciation and income) that exceed the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We draw upon our network of REIT specialists, global economists, equity and fixed income research analysts and real estate investors to develop a sustainable information advantage. We project long-term cash flow for each company and value REITs using a proprietary dividend discount model. Stock selection, not sector or country bets, is the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Mitsubishi Estate Co., Ltd. (Japan)	7.4%
2.	Mitsui Fudosan Co., Ltd. (Japan)	6.9
3.	Sun Hung Kai Properties Ltd. (Hong Kong)	4.6
4.	Unibail-Rodamco (France)	4.2
5.	Hang Lung Properties Ltd. (Hong Kong)	4.1
6.	Stockland (Australia)	3.5
7.	ING Office Fund (Australia)	3.5
8.	Sumitomo Realty & Development Co., Ltd. (Japan)	3.4
9.	Nippon Building Fund, Inc. (Japan)	2.7
10.	CapitaLand Ltd. (Singapore)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	27.8%
Hong Kong	14.7
Australia	11.2
Singapore	9.4
United Kingdom	8.3
France	5.5
Germany	4.7
Finland	4.2
Canada	3.5
South Africa	3.0
Austria	2.5
Sweden	2.1
Other (less than 1.0%)	0.5
Short-Term Investment	2.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		14.44%
With Sales Charge*		8.43
CLASS C SHARES	11/30/06
Without CDSC		13.92
With CDSC**		12.92
CLASS R5 SHARES***	11/30/06	14.95
SELECT CLASS SHARES	11/30/06	14.73

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

FUND INCEPTION (11/30/06 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Realty Fund, MSCI EAFE Index and the Lipper Real Estate Funds Index from November 30, 2006 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the GPR 250 Global (ex United States) Index do not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The GPR 250 Global (ex United States) Index is a subset of the GPR 250 Property Securities Index, where the GPR 250 Property Securities Index consists of the 250 most liquid property companies worldwide and uses the tradeable market capitalizations of these companies as index weights and the GPR 250 Global (ex United States) Index excludes all US companies. The GPR 250 Global (ex United States) Index returns are calculated net of withholding tax. The Lipper Real Estate Funds Index represents the total returns of funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay of Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$1,071,499
Primary Benchmark	MSCI EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities*, returned 27.10%** (Institutional Class Shares) for the 12 months ended October 31, 2007, compared to the 21.33% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to regional stock selection. Europe aided returns the most during the year, but lack of exposure in the Pacific Rim held back performance. On a sector level, basic industries and telecommunications stocks contributed positively to performance, while technology and banking detracted.

Bayer AG, the Germany-based drug and chemical company, was the largest contributor to returns. The company continued to generate stronger-than-expected earnings resulting from its earlier acquisition of Schering. Bayer’s second-quarter earnings, which beat expectations, came on the back of stronger-than-expected results in previous quarters. India’s largest producer of copper and zinc, Vedanta Resources, also aided returns in the period. The company demonstrated solid financial results, strong growth and ambitious expansion plans in aluminum, zinc, copper and iron ore. Vedanta also successfully diversified within the metal industry, successfully delivering on projects.

Conversely, the Fund’s returns were hindered by Japanese banks, which have fared poorly through much of the period. The Fund’s position in Sumitomo Mitsui Financial Group detracted from performance. The stock suffered as sluggish domestic demand curbed loan growth, and the inability of the Bank of Japan to raise rates in the face of a fragile economic environment kept a lid on interest margins. To top things off, the stock was affected by concerns about possible exposure to U.S. sub-prime mortgages. In addition, TNT N.V., Europe’s second biggest express and mail delivery services company, held back the Fund in the period. The outlook for the company’s earnings had been weakened by more cautious near-term bulk mail prices and some investors were concerned that European express mail volumes would decrease as reported recently in the U.S. On top of this, the European Union delayed the liberalization of the postal markets.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research is the cornerstone of the Fund. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identify the most attractively valued stocks in each sector. Taking the most undervalued names, portfolio managers and analysts then work closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund is constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	4.2%
2.	Vodafone Group plc (United Kingdom)	3.8
3.	Royal Dutch Shell plc, Class A (Netherlands)	3.7
4.	Banco Santander S.A. (Spain)	3.6
5.	E.ON AG (Germany)	3.1
6.	BP plc (United Kingdom)	3.1
7.	Total S.A. (France)	3.0
8.	ING Groep N.V. CVA (Netherlands)	2.8
9.	Daimler AG (Germany)	2.7
10.	Royal Bank of Scotland Group plc (United Kingdom)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	20.9%
Japan	17.6
Germany	15.4
Netherlands	9.1
France	7.3
Spain	3.6
Italy	2.9
Switzerland	2.2
Greece	2.1
Brazil	2.1
Taiwan	1.9
Finland	1.7
Singapore	1.5
Austria	1.5
Belgium	1.5
Cyprus	1.2
Luxembourg	1.2
Israel	1.2
Norway	1.1
Hong Kong	1.1
South Korea	1.1
Other (less than 1.0%)	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		26.60%	26.64%	9.69%
With Sales Charge*		19.97	25.27	9.09
CLASS B SHARES	9/28/01
Without CDSC		25.96	26.01	9.38
With CDSC**		20.96	25.85	9.38
CLASS C SHARES	7/11/06
Without CDSC		25.96	26.01	9.38
With CDSC***		24.96	26.01	9.38
SELECT CLASS SHARES	9/10/01	26.91	26.87	9.83
INSTITUTIONAL CLASS SHARES	11/4/93	27.10	27.23	10.17

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/97 to 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, MSCI EAFE Value Index and Lipper International Large-Cap Value Funds Average from October 31, 1997 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a representation (or model) of the value or vested stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2007 (In Thousands)	$2,364,643
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.*, returned 28.04%** (Institutional Class Shares) over the 12 months ended October 31, 2007, compared to the 24.91% return for the MSCI EAFE Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. At the regional level, the Fund’s exposure to emerging markets had a positive effect to relative performance, while our holdings in the U.K. held the portfolio back. At the sector level, industrials and materials aided returns the most, and financials and healthcare detracted the most.

In style terms, the Fund’s overweight position in growth proved to be beneficial while value detracted from overall performance. Size was mildly negative as we were modestly underweight in large cap stocks. The Fund continues to have multi-cap exposure with stocks showing growth and value characteristics.

The Fund is diversified, with individual names making only small contributions. Among the contributors was Brazilian integrated oil and gas company Petroleo Brasileiro, which reflected not only the strength in crude oil and investor appetite for emerging markets, but also the continued success of its exploration program. The crude oil market has remained buoyant throughout the year as geopolitical tensions and strong demand have perpetuated perceptions of market tightness.

Conversely, our underweight in Daimler AG, a Germany-based automaker, detracted from relative performance. The shares rallied sharply in the period as the company moved to dispose of its troubled Chrysler unit. With the sale of Chrysler to Cerberus Capital Management completed in August 2007, Daimler’s stock soared as Chrysler has long been viewed as a major weight on the company’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment philosophy and process is based on exploiting inefficiencies and anomalies that exist at the extremes of the growth and value spectrum of the equity market. We use proprietary screens with a fundamental validation to identify some of the best investment opportunities in a universe of approximately 2,000 names. The Fund is constructed so that stock and style factors are the drivers of excess returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	2.0%
2.	Royal Dutch Shell plc, Class B (Netherlands)	1.9
3.	BHP Billiton Ltd. (Australia)	1.8
4.	Vodafone Group plc (United Kingdom)	1.8
5.	BP plc (United Kingdom)	1.7
6.	Nestle S.A. (Switzerland)	1.6
7.	Nokia OYJ (Finland)	1.4
8.	Telefonica S.A. (Spain)	1.2
9.	Banco Santander Central Hispano S.A. (Spain)	1.0
10.	E.ON AG (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	19.0%
Japan	18.5
Switzerland	8.4
France	8.2
Germany	8.1
Hong Kong	4.6
Netherlands	4.6
Spain	3.8
Australia	3.4
Italy	3.4
Sweden	2.0
Finland	2.0
Norway	1.8
Denmark	1.7
Singapore	1.6
India	1.1
Other (less than 1.0%)	7.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2007. The Fund’s composition is subject to change.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		27.42%	21.60%	10.67%
With Sales Charge*		20.71	20.30	9.76
CLASS C SHARES	2/28/06
Without CDSC		26.79	21.40	10.53
With CDSC**		25.79	21.40	10.53
SELECT CLASS SHARES	2/28/06	27.69	22.22	11.32
INSTITUTIONAL CLASS SHARES	4/30/01	28.04	22.32	11.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, MSCI EAFE Index and Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9% (l)
	Common Stocks — 94.4%
	Argentina — 0.4%
94	Banco Macro S.A. ADR	2,588
	Austria — 1.3%
50	Raiffeisen International Bank Holding AG (c)	8,266
	Brazil — 14.3%
72	Cia de Bebidas das Americas ADR	5,913
1,182	Cia Vale do Rio Doce ADR	37,327
122	Gol Linhas Aereas Inteligentes S.A. ADR	3,341
510	Petroleo Brasileiro S.A. ADR	42,458
		89,039
	Cayman Islands — 1.3%
3,226	Agile Property Holdings Ltd.	7,830
	Chile — 0.7%
83	Banco Santander Chile S.A. ADR	4,375
	China — 5.1%
994	Anhui Conch Cement Co., Ltd., Class H	9,928
2,086	China National Building Material Co., Ltd., Class H	9,247
2,698	Shimao Property Holdings Ltd.	9,659
792	Tsingtao Brewery Co., Ltd., Class H	2,827
		31,661
	Egypt — 3.2%
96	Orascom Construction Industries	8,700
790	Orascom Telecom Holding SAE	11,305
		20,005
	Hong Kong — 7.5%
1,455	China Mobile Ltd.	30,080
541	Esprit Holdings Ltd.	9,032
2,242	GOME Electrical Appliances Holdings Ltd.	5,042
841	Yue Yuen Industrial Holdings Ltd.	2,594
		46,748
	Hungary — 1.3%
2	OTP Bank Nyrt.	87
55	OTP Bank Nyrt. ADR (e)	5,890
—(h)	Richter Gedeon Nyrt.	44
11	Richter Gedeon Nyrt. ADR (e)	2,323
		8,344
	India — 11.0%
167	ACC Ltd.	4,617
772	Ambuja Cements Ltd. GDR	2,850
605	Bharti Airtel Ltd. (a)	15,571
129	Hero Honda Motors Ltd.	2,392
346	Housing Development Finance Corp.	24,612
235	Indiabulls Real Estate Ltd. (a)	3,929
107	Infosys Technologies Ltd.	5,046
104	Infosys Technologies Ltd. ADR	5,290
469	Zee Entertainment Enterprises Ltd.	3,979
		68,286
	Indonesia — 2.1%
5,324	Bank Rakyat Indonesia	4,597
114	Telekomunikasi Indonesia TBK PT ADR	5,515
3,783	Unilever Indonesia TBK PT	2,794
		12,906
	Israel — 1.6%
231	Teva Pharmaceutical Industries Ltd. ADR	10,177
	Luxembourg — 0.9%
102	Tenaris S.A. ADR	5,484
	Mexico — 7.0%
357	America Movil S.A.B. de C.V., Series L ADR	23,338
330	Fomento Economico Mexicano S.A.B. de C.V. ADR	11,766
1,757	Grupo Financiero Banorte S.A.B. de C.V.	8,254
		43,358
	Myanmar — 0.5%
278	British American Tobacco Malaysia BHD	3,368
	Russia — 5.7%
78	Mechel ADR	6,558
22	OAO Gazprom ADR	1,126
98	OAO Gazprom ADR	4,901
43	OGK-5 Holding GDR (a) (f) (i)	364
2,524	Sberbank	10,910
18	TGK-5 Holding GDR (a) (f) (i)	71
53	Unified Energy System GDR (a)	6,407
167	Vimpel-Communications ADR	5,510
		35,847
	South Africa — 11.9%
1,164	African Bank Investments Ltd. (c)	6,510
2,125	FirstRand Ltd.	8,455
333	Impala Platinum Holdings Ltd.	12,583
79	Imperial Holdings Ltd.	1,606
406	Massmart Holdings Ltd.	5,090
799	MTN Group Ltd.	15,581
2,217	Network Healthcare Holdings Ltd. (a) (c)	4,483
275	Sasol Ltd.	14,051
1,763	Steinhoff International Holdings Ltd.	5,486
		73,845

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 10.7%
52	Hyundai Mobis	5,264
73	Hyundai Motor Co.	5,814
105	Kookmin Bank	8,572
221	KT&G Corp. GDR (e)	8,870
15	POSCO	10,913
23	Samsung Electronics Co., Ltd.	14,111
16	Shinsegae Co., Ltd.	12,820
		66,364
	Taiwan — 4.5%
1,912	HON HAI Precision Industry Co., Ltd.	14,656
478	President Chain Store Corp.	1,424
3,053	Taiwan Semiconductor Manufacturing Co., Ltd.	6,101
531	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,659
		27,840
	Turkey — 2.7%
458	Akbank TAS	4,219
539	Anadolu Efes Biracilik Ve Malt Sanayii AS	6,654
336	Migros Turk TAS	5,925
		16,798
	United Kingdom — 0.7%
68	Anglo American plc (c)	4,715
	Total Common Stocks (Cost $294,214)	587,844
	Preferred Stock — 2.5%
	Brazil — 2.5%
562	Banco Itau Holding Financeira S.A. (Cost $6,259)	15,946
	Total Long-Term Investments (Cost $300,473)	603,790
Short-Term Investment — 2.0%
	Investment Company — 2.0%
12,178	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $12,178)	12,178

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 1.7%
	Repurchase Agreements — 1.7%
2,186	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $2,186, collateralized by U.S. Government Agency Mortgages	2,186
2,100	Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $2,100, collateralized by U.S. Government Agency Mortgages	2,100
2,100	Bear Stearns Cos., Inc., 4.94%, dated 10/31/07, due 11/01/07, repurchase price $2,100, collateralized by U.S. Government Agency Mortgages	2,100
2,100	Credit Suisse First Boston LLC, 4.95%, dated 10/31/07, due 11/01/07, repurchase price $2,100, collateralized by U.S. Government Agency Mortgages	2,100
2,100	Lehman Brothers, Inc., 4.93%, dated 10/31/07, due 11/01/07, repurchase price $2,100, collateralized by U.S. Government Agency Mortgages	2,100
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,586)	10,586
	Total Investments — 100.6% (Cost $323,237)	626,554
	Liabilities in Excess of Other Assets — (0.6)%	(3,656)
	NET ASSETS — 100.0%	$622,898

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	16.5%
Commercial Banks	12.0
Metals & Mining	11.7
Oil, Gas & Consumable Fuels	10.1
Beverages	4.4
Construction Materials	4.3
Semiconductors & Semiconductor Equipment	4.2
Food & Staples Retailing	4.1
Thrifts & Mortgage Finance	4.0
Real Estate Management & Development	3.5
Diversified Financial Services	2.4
Electronic Equipment & Instruments	2.4
Specialty Retail	2.3
Pharmaceuticals	2.0
Tobacco	2.0
IT Services	1.7
Construction & Engineering	1.4
Automobiles	1.3
Electric Utilities	1.1
Other (less than 1.0%)	6.6
Short-Term Investment	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.2% (l)
	Common Stocks — 100.2%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 2.5%
1,753	BHP Billiton Ltd.	76,326
110	Rio Tinto Ltd.	11,425
		87,751
	Belgium — 1.8%
963	Dexia S.A. (c)	31,051
1,010	Fortis	32,435
		63,486
	Brazil — 2.9%
1,510	Cia Vale do Rio Doce ADR	56,894
462	Petroleo Brasileiro S.A. ADR	44,184
		101,078
	Egypt — 0.3%
49	Orascom Construction Industries GDR	8,957
	Finland — 2.0%
1,766	Nokia OYJ	70,123
	France — 13.9%
407	Accor S.A. (c)	39,002
1,540	AXA S.A. (c)	69,191
511	BNP Paribas	56,630
331	Cie de Saint-Gobain (c)	35,681
328	Imerys S.A. (c)	32,000
292	Lafarge S.A. (c)	47,737
191	Pernod-Ricard S.A. (c)	44,231
419	Sanofi-Aventis (c)	36,853
1,633	Total S.A.	131,762
		493,087
	Germany — 6.6%
113	BASF AG	15,663
807	Deutsche Post AG (c)	24,433
280	E.ON AG	54,766
163	Linde AG (c)	20,673
657	SAP AG	35,705
460	Siemens AG (c)	62,870
644	Symrise AG (a)	19,238
		233,348
	Hong Kong — 1.1%
2,276	Esprit Holdings Ltd.	38,012
	Ireland — 0.7%
229	Bank of Ireland	4,233
1,177	Bank of Ireland	21,699
		25,932
	Italy — 5.0%
2,608	ENI S.p.A. (c)	95,224
4,722	Intesa Sanpaolo S.p.A.	37,456
5,098	UniCredito Italiano S.p.A.	43,854
		176,534
	Japan — 19.4%
780	Astellas Pharma, Inc.	34,630
2,308	Bank of Yokohama Ltd. (The)	16,377
770	Canon, Inc.	38,955
457	Daikin Industries Ltd.	23,032
3	East Japan Railway Co.	27,299
126	Hirose Electric Co., Ltd. (c)	15,074
1,024	Honda Motor Co., Ltd.	38,346
3	Japan Tobacco, Inc.	19,514
361	Komatsu Ltd.	12,096
2,054	Mitsubishi Corp.	63,964
4,236	Mitsubishi UFJ Financial Group, Inc.	42,386
1,274	Mitsui Fudosan Co., Ltd.	35,244
4	Mizuho Financial Group, Inc.	19,784
549	Nidec Corp. (c)	41,258
2,767	Nissan Motor Co., Ltd.	31,745
374	Nitto Denko Corp. (c)	18,259
942	Nomura Holdings, Inc.	16,786
569	Seven & I Holdings Co., Ltd.	14,703
404	Shin-Etsu Chemical Co., Ltd.	25,934
204	SMC Corp. (c)	27,259
848	Sony Corp. (c)	41,870
2,562	Sumitomo Corp.	44,640
4	Sumitomo Mitsui Financial Group, Inc.	36,230
		685,385
	Mexico — 0.5%
522	Fomento Economico Mexicano S.A.B. de C.V. ADR	18,578
	Netherlands — 4.0%
1,179	ING Groep N.V. CVA	53,285
702	Koninklijke Philips Electronics N.V.	29,062
1,488	Reed Elsevier N.V.	28,930
991	Wolters Kluwer N.V.	31,120
9	World Online International N.V. (a) (f) (i)	—	(h)
		142,397

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 0.7%
78	Samsung Electronics Co., Ltd. GDR (e)	23,859
4	Samsung Electronics Co., Ltd. GDR (e)	1,288
		25,147
	Spain — 1.9%
1,894	Banco Bilbao Vizcaya Argentaria S.A. (c)	47,925
267	Inditex S.A. (c)	19,971
		67,896
	Switzerland — 11.5%
1,462	ABB Ltd.	44,185
533	Adecco S.A.	32,110
361	Holcim Ltd.	41,252
144	Nestle S.A.	66,638
924	Novartis AG	49,144
314	Roche Holding AG	53,569
1,435	UBS AG	76,938
140	Zurich Financial Services AG	42,224
		406,060
	Taiwan — 0.8%
2,621	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,912
	United Kingdom — 24.6%
5,218	Barclays plc	66,043
2,092	BG Group plc	38,782
2,278	Burberry Group plc	29,235
2,301	Centrica plc	17,684
2,480	GlaxoSmithKline plc	63,703
563	HSBC Holdings plc	11,152
6,179	HSBC Holdings plc	121,800
3,322	ICAP plc	40,562
6,407	Kingfisher plc	26,371
2,795	Man Group plc	34,345
128	Rio Tinto plc	11,975
998	Schroders plc	32,065
2,987	Smith & Nephew plc	40,448
1,932	Standard Chartered plc	75,147
7,621	Tesco plc	77,527
21,787	Vodafone Group plc	85,853
5,181	Wm Morrison Supermarkets plc	31,980
1,877	Wolseley plc	32,642
2,339	WPP Group plc	32,004
		869,318
	Total Long-Term Investments (Cost $2,268,163)	3,541,001

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 9.9%
	Certificates of Deposit — 3.3%
5,000	Bank of New York, FRN, 5.40%, 05/02/08	4,999
20,000	Barclays, London, (United Kingdom) FRN, 5.35%, 04/04/08	20,000
51,650	Canadian Imperial Bank of Commerce, New York, FRN, 4.62%, 02/14/08	51,647
21,475	Deutsche Bank AG, New York NY, (Germany) FRN, 5.03%, 01/22/08	21,475
3,000	Natexis Banques Populaires, New York, FRN, 4.62%, 01/28/08	3,000
16,250	Natexis Banques Populaires, New York, FRN, 4.64%, 01/09/08	16,250
		117,371
	Commercial Paper — 1.5%
19,000	Lexington Parker Capital, 5.17%, 11/14/07	18,910
20,000	Liberty Street Funding Co., 5.16%, 11/16/07	19,900
15,000	Working Capital Management Co., 4.90%, 11/19/07	14,962
		53,772
	Repurchase Agreement — 1.6%
57,264	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $57,272, collateralized by U.S. Agency Mortgages	57,264
	Time Deposits — 3.5%
20,000	Banco Comercial Portugues, S.A., (Portugal) 5.40%, 01/07/08	20,000
20,000	Banesto S.A., Madrid, (Spain) 5.36%, 01/14/08	20,000
20,000	Bayerische Landesbank, (Germany) 5.15%, 11/05/07	20,000
41,000	Lehman Brothers Bankhaus, AG, FRN, 4.59%, 12/11/07	41,000
20,000	Nordeutsche Landesbank G.C., (Germany) 5.25%, 12/24/07	20,000
		121,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $349,407)	349,407
	Total Investments — 110.1% (Cost $2,617,570)	3,890,408
	Liabilities in Excess of Other Assets — (10.1)%	(356,061)
	NET ASSETS — 100.0%	$3,534,347

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	17.8%
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	6.7
Capital Markets	5.7
Metals & Mining	4.4
Trading Companies & Distributors	4.0
Food & Staples Retailing	3.5
Construction Materials	3.4
Insurance	3.1
Chemicals	2.8
Media	2.6
Diversified Financial Services	2.4
Specialty Retail	2.4
Wireless Telecommunication Services	2.4
Automobiles	2.0
Communications Equipment	2.0
Household Durables	2.0
Food Products	1.9
Beverages	1.8
Industrial Conglomerates	1.8
Building Products	1.7
Electronic Equipment & Instruments	1.6
Electric Utilities	1.5
Semiconductors & Semiconductor Equipment	1.5
Electrical Equipment	1.2
Health Care Equipment & Supplies	1.1
Hotels Restaurants & Leisure	1.1
Machinery	1.1
Office Electronics	1.1
Real Estate Management & Development	1.0
Software	1.0
Other (less than 1.0%)	4.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1% (l)
	Common Stocks — 97.7%
	Argentina — 0.5%
112	BBVA Banco Frances S.A.	357
7	BBVA Banco Frances S.A. ADR	67
34	Grupo Financiero Galicia S.A. ADR (a) (c)	270
482	Petrobras Energia Participaciones S.A., Class B	575
16	Siderar SAIC, Class A	140
44	Telecom Argentina S.A. ADR (a) (c)	1,056
232	Tenaris S.A.	6,287
125	Transportadora de Gas del Sur S.A., Class B (a)	177
8	YPF S.A., Class D	366
		9,295
	Australia — 4.0%
25	ABC Learning Centres Ltd. (c)	156
28	AGL Energy Ltd. (c)	319
80	Alumina Ltd.	501
64	Amcor Ltd.	418
127	AMP Ltd.	1,216
10	Ansell Ltd. (c)	121
20	APN News & Media Ltd. (c)	98
25	Aristocrat Leisure Ltd. (c)	242
38	Asciano Group (a) (c)	298
12	ASX Ltd.	654
130	Australia & New Zealand Banking Group Ltd.	3,676
62	AXA Asia Pacific Holdings Ltd.	471
16	Babcock & Brown Ltd. (c)	464
230	BHP Billiton Ltd.	10,019
12	Billabong International Ltd. (c)	166
51	BlueScope Steel Ltd.	511
42	Boral Ltd.	267
108	Brambles Ltd.	1,442
9	Caltex Australia Ltd. (c)	190
60	Centro Properties Group	392
98	CFS Retail Property Trust, Unit	223
25	Challenger Financial Services Group Ltd. (c)	151
37	Coca-Cola Amatil Ltd.	355
4	Cochlear Ltd.	248
80	Coles Group Ltd.	1,209
91	Commonwealth Bank of Australia (c)	5,245
105	Commonwealth Property Office Fund, Unit (c)	155
36	Computershare Ltd. (c)	290
39	CSL Ltd.	1,317
62	CSR Ltd. (c)	198
177	DB RREEF Trust	346
21	Downer EDI Ltd. (c)	132
84	Fairfax Media Ltd.	374
8	Fortescue Metals Group Ltd. (a)	396
143	Foster’s Group Ltd.	855
41	Futuris Corp., Ltd. (c)	82
75	Goodman Fielder Ltd. (c)	147
102	Goodman Group (c)	663
144	GPT Group	624
37	Harvey Norman Holdings Ltd.	238
17	Iluka Resources Ltd. (c)	68
64	ING Industrial Fund, Unit (c)	166
124	Insurance Australia Group Ltd. (c)	545
10	Leighton Holdings Ltd. (c)	572
25	Lend Lease Corp., Ltd.	476
21	Lion Nathan Ltd.	181
48	Macquarie Airports	199
17	Macquarie Bank Ltd. (c)	1,378
20	Macquarie Communications Infrastructure Group (c)	108
187	Macquarie Infrastructure Group	556
129	Macquarie Office Trust, Unit	199
71	Mirvac Group (c)	386
44	Multiplex Group	208
115	National Australia Bank Ltd.	4,644
24	Newcrest Mining Ltd.	720
40	OneSteel Ltd.	261
20	Orica Ltd.	586
61	Origin Energy Ltd. (c)	526
36	Pacific Brands Ltd.	115
39	Paladin Resources Ltd.	306
32	PaperlinX Ltd.	82
3	Perpetual Ltd. (c)	188
31	Publishing & Broadcasting Ltd.	613
69	Qantas Airways Ltd.	383
59	QBE Insurance Group Ltd.	1,797
20	Rio Tinto Ltd. (c)	2,035
42	Santos Ltd.	557
20	Sonic Healthcare Ltd.	325
101	Stockland	851
65	Suncorp-Metway Ltd.	1,233
45	Symbion Health Ltd. (c)	172
37	TABCORP Holdings Ltd. (c)	541
76	Tattersall’s Ltd. (c)	298
311	Telstra Corp., Ltd.	1,360
38	Toll Holdings Ltd.	474
73	Transurban Group (c)	499

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Australia — Continued
27		Wesfarmers Ltd. (c)	1,098
113		Westfield Group	2,306
131		Westpac Banking Corp.	3,666
33		Woodside Petroleum Ltd.	1,609
85		Woolworths Ltd.	2,661
10		WorleyParsons Ltd.	472
34		Zinifex Ltd. (c)	543
			70,832
		Austria — 1.3%
9		Andritz AG	635
2		Bank Austria Creditanstalt AG	447
6		BWIN Interactive Entertainment AG (a) (c)	210
47		Erste Bank der Oesterreichischen Sparkassen AG	3,820
4		Flughafen Wien AG	444
68		IMMOEAST AG (a)	828
132		IMMOFINANZ AG	1,578
4		Mayr Melnhof Karton AG	480
82		Meinl European Land Ltd. AG (a) (c)	1,159
45		OMV AG	3,415
8		Raiffeisen International Bank Holding AG	1,289
9		RHI AG (a)	470
96		Telekom Austria AG	2,775
14		Verbund—Oesterreichische Elektrizitaetswirtschafts AG, Class A	951
31		Voestalpine AG	2,765
10		Wiener Staedtische Versicherung AG	740
22		Wienerberger AG (c)	1,362
			23,368
		Belgium — 1.6%
17		AGFA-Gevaert N.V.	230
4		Bekaert S.A.	570
22		Belgacom S.A.	1,060
5		Colruyt S.A.	986
1		Compagnie Maritime Belge S.A.	64
2		Cumerio N.V./S.A.	96
—	(h)	D’Ieteren S.A.	174
14		Delhaize Group	1,382
94		Dexia S.A.	3,022
2		Euronav N.V.	47
206		Fortis	6,600
13		Groupe Bruxelles Lambert S.A.	1,614
33		InBev N.V.	3,096
34		KBC Groupe N.V.	4,737
7		Mobistar S.A. (c)	612
1		Omega Pharma S.A.	72
14		Solvay S.A., Class A	2,089
13		UCB S.A. (c)	774
3		Umicore	744
			27,969
		Bermuda — 0.1%
9		Frontline Ltd. (c)	427
3		Golar LNG Ltd.	70
56		SeaDrill Ltd. (a) (c)	1,341
			1,838
		Brazil — 0.2%
17		Centrais Eletricas Brasileiras S.A.	264
24		Cia Vale do Rio Doce	896
35		Petroleo Brasileiro S.A.	1,647
			2,807
		Chile — 0.6%
2,501		Banco Santander Chile S.A.	127
148		Cia de Telecomunicaciones de Chile S.A. ADR	1,447
33		Compania Cervecerias Unidas S.A. ADR	1,398
1,072		Distribucion y Servicio D&S, S.A.	652
24		Embotelladora Andina S.A. ADR	486
446		Empresa Nacional de Electricidad S.A.	697
4		Empresas CMPC S.A.	168
28		Empresas COPEC S.A.	501
202		Enersis S.A. ADR (c)	4,012
979		Masisa S.A.	234
20		Masisa S.A. ADR	235
75		SACI Falabella	444
			10,401
		China — 0.5%
35		BYD Co., Ltd., Class H (c)	326
1,030		China Construction Bank Corp., Class H	1,171
187		China Life Insurance Co. Ltd.	1,248
750		Datang International Power Generation Co., Ltd., Class H	853
128		Foxconn International Holdings Ltd. (a) (c)	357
314		Huaneng Power International, Inc., Class H	370
739		PetroChina Co., Ltd., Class H	1,907
1,193		Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a) (c)	622
54		Tencent Holdings Ltd.	463
102		Tingyi Cayman Islands Holding Corp.	156

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		China — Continued
283		Yanzhou Coal Mining Co., Ltd., Class H	611
503		Zhejiang Expressway Co., Ltd.	726
			8,810
		Denmark — 1.2%
—	(h)	AP Moeller—Maersk A/S	2,811
3		Bang & Olufsen A/S (c)	351
3		Carlsberg A/S, Class B	438
6		Coloplast A/S, Class B (c)	538
9		Danisco A/S	678
84		Danske Bank A/S	3,734
41		DSV A/S	1,089
3		East Asiatic Co., Ltd.	252
6		FLSmidth & Co. A/S	682
42		GN Store Nord (a) (c)	447
10		H Lundbeck A/S (c)	276
9		Jyske Bank A/S (a) (c)	757
3		NKT Holding A/S	319
32		Novo Nordisk A/S, Class B	3,941
4		Novozymes A/S, Class B	394
10		Sydbank A/S	439
3		Topdanmark A/S (a) (c)	440
5		TrygVesta A/S	434
32		Vestas Wind Systems A/S (a)	2,862
5		William Demant Holding (a) (c)	428
			21,310
		Finland — 1.1%
14		Elisa OYJ (c)	405
34		Fortum OYJ	1,461
11		Kone OYJ, Class B	880
9		Metso OYJ	568
5		Neste Oil OYJ (c)	179
226		Nokia OYJ	8,976
49		Nokia OYJ ADR	1,934
6		Nokian Renkaat OYJ (c)	218
7		Outokumpu OYJ	276
9		Rautaruukki OYJ	504
28		Sampo OYJ, Class A	893
30		Stora Enso OYJ, Class R (c)	550
7		Tietoenator OYJ (c)	177
40		UPM-Kymmene OYJ	891
8		Wartsila OYJ, Class B	653
18		YIT OYJ	556
			19,121
		France — 9.5%
24		Accor S.A.	2,265
5		Aeroports de Paris	620
14		Air France-KLM	518
25		Air Liquide (c)	3,453
289		Alcatel-Lucent	2,812
13		Alstom	3,154
6		Atos Origin S.A. (a)	338
179		AXA S.A.	8,026
99		BNP Paribas	10,982
23		Bouygues S.A. (c)	2,194
10		Business Objects S.A. (a) (c)	574
17		Cap Gemini S.A.	1,090
72		Carrefour S.A. (c)	5,185
6		Casino Guichard Perrachon S.A.	719
37		Cie de Saint-Gobain	3,956
24		Cie Generale d’Optique Essilor International S.A.	1,505
8		CNP Assurances	959
19		Compagnie Generale des Etablissements Michelin, Class B (c)	2,527
76		Credit Agricole S.A. (c)	3,010
8		Dassault Systemes S.A.	473
204		France Telecom S.A.	7,557
20		Gaz de France (c)	1,122
3		Gecina S.A.	461
56		Groupe Danone (c)	4,800
8		Hermes International	991
7		Icade	534
2		Imerys S.A. (c)	238
9		Klepierre	485
27		L’Oreal S.A. (c)	3,613
17		Lafarge S.A. (c)	2,760
18		Lagardere S.C.A. (c)	1,563
29		LVMH Moet Hennessy Louis Vuitton S.A. (c)	3,768
11		M6-Metropole Television (c)	323
3		Neopost S.A. (c)	308
10		PagesJaunes Groupe S.A.	228
11		Pernod-Ricard S.A. (c)	2,543
15		Peugeot S.A. (c)	1,414
8		PPR	1,533
13		Publicis Groupe (c)	533
23		Renault S.A.	3,925
21		Safran S.A. (c)	530
121		Sanofi-Aventis (c)	10,656
25		Schneider Electric S.A. (c)	3,404
7		SCOR SE	182

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — Continued
6	Societe BIC S.A.	503
2	Societe des Autoroutes Paris-Rhin-Rhone	173
43	Societe Generale (c)	7,346
13	Societe Television Francaise 1	348
9	Sodexho Alliance S.A.	670
246	Suez S.A. VVPR Strip (a)	4
26	Suez S.A.	1,668
92	Suez S.A. (c)	6,020
14	Technip S.A.	1,280
12	Thales S.A.	743
27	Thomson	479
260	Total S.A. (c)	20,985
778	Total S.A. VVPR Strip (a)	11
11	Unibail-Rodamco (c)	2,816
4	Unibail-Rodamco (c)	885
7	Valeo S.A.	386
6	Vallourec	1,679
39	Veolia Environnement (c)	3,466
49	Vinci S.A. (c)	4,029
130	Vivendi (c)	5,895
5	Zodiac S.A. (c)	375
		167,592
	Germany — 13.3%
37	Adidas AG (c)	2,476
86	Allianz SE	19,454
14	Altana AG	349
12	Arcandor AG (a) (c)	385
98	BASF AG	13,657
142	Bayer AG (c)	11,872
20	Beiersdorf AG (c)	1,613
5	Bilfinger Berger AG	410
17	Celesio AG (c)	960
123	Commerzbank AG	5,206
24	Continental AG	3,642
180	DaimlerChrysler AG	19,871
102	Deutsche Bank AG (c)	13,563
39	Deutsche Boerse AG	6,213
45	Deutsche Lufthansa AG	1,322
141	Deutsche Post AG	4,268
19	Deutsche Postbank AG	1,403
549	Deutsche Telekom AG	11,278
5	Douglas Holding AG	309
121	E.ON AG	23,659
42	Fresenius Medical Care AG & Co. KGaA	2,219
13	Heidelberger Druckmaschinen AG	551
38	Henkel KGaA	1,773
10	Hochtief AG	1,395
30	Hypo Real Estate Holding AG (c)	1,807
164	Infineon Technologies AG (a) (c)	2,408
19	IVG Immobilien AG (c)	884
25	Linde AG (c)	3,135
22	MAN AG	3,944
13	Merck KGaA	1,632
28	Metro AG	2,564
11	MLP AG (c)	154
43	Muenchener Rueckversicherungs-Gesellschaft AG	8,212
7	Premiere AG (a)	144
2	Puma AG Rudolf Dassler Sport	701
6	Rheinmetall AG (c)	512
88	RWE AG	11,939
7	Salzgitter AG	1,297
172	SAP AG	9,326
166	Siemens AG	22,615
14	Solarworld AG	934
18	Suedzucker AG (c)	407
69	ThyssenKrupp AG	4,600
46	TUI AG (a) (c)	1,340
32	Volkswagen AG (c)	9,114
5	Wincor Nixdorf AG	459
		235,976
	Gibraltar — 0.0% (g)
32	PartyGaming plc (a)	21
	Greece — 1.6%
101	Alpha Bank AE	3,731
29	Coca Cola Hellenic Bottling Co. S.A.	1,788
26	Cosmote Mobile Telecommunications S.A.	883
65	EFG Eurobank Ergasias S.A.	2,542
1	Emporiki Bank S.A. (a)	20
7	Folli-Follie S.A.	312
25	Hellenic Exchanges S.A. Holding Clearing Settlement and Registry	870
24	Hellenic Petroleum S.A.	373
23	Hellenic Technodomiki Tev S.A.	348
77	Hellenic Telecommunications Organization S.A.	2,839
22	Intracom S.A.	142
84	National Bank of Greece S.A.	5,868
58	OPAP S.A.	2,387
68	Piraeus Bank S.A.	2,729

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Greece — Continued
53		Public Power Corp. S.A.	2,137
17		Titan Cement Co. S.A.	808
37		Viohalco	607
			28,384
		Hong Kong — 1.3%
12		ASM Pacific Technology	94
86		Bank of East Asia Ltd.	585
228		BOC Hong Kong Holdings Ltd.	645
85		Cathay Pacific Airways Ltd.	254
118		Cheung Kong Holdings Ltd.	2,317
28		Cheung Kong Infrastructure Holdings Ltd. (c)	110
153		China Mobile Ltd.	3,172
—	(h)	China Mobile Ltd. ADR (c)	49
1		Citic Pacific Ltd.	4
81		CLP Holdings Ltd.	550
—	(h)	Denway Motors Ltd.	—	(h)
64		Esprit Holdings Ltd.	1,062
94		Giordano International Ltd.	44
126		Hang Lung Properties Ltd.	606
47		Hang Seng Bank Ltd. (c)	963
54		Henderson Land Development Co., Ltd.	484
223		Hong Kong & China Gas Co., Ltd. (c)	601
65		Hong Kong Exchanges & Clearing Ltd.	2,164
86		HongKong Electric Holdings, Ltd.	442
39		Hopewell Holdings	200
87		Hutchison Telecommunications International Ltd.	124
130		Hutchison Whampoa Ltd.	1,637
39		Hysan Development Co., Ltd.	118
90		Johnson Electric Holdings Ltd. (c)	51
34		Kerry Properties Ltd.	291
35		Kingboard Chemicals Holdings Ltd.	230
64		Lenovo Group Ltd.	73
136		Li & Fung Ltd.	646
45		Melco International Development	85
86		MTR Corp.	298
146		New World Development Ltd.	525
64		Noble Group Ltd.	105
13		Orient Overseas International Ltd.	132
247		PCCW Ltd.	160
70		Shangri-La Asia Ltd.	224
116		Shui On Land Ltd.	161
54		Shun TAK Holdings Ltd. (c)	85
86		Sino Land Co.	270
84		Sun Hung Kai Properties Ltd.	1,596
51		Swire Pacific Ltd., Class A	734
1		Tan Chong International Ltd.	—	(h)
68		Techtronic Industries Co.	74
19		Television Broadcasts Ltd.	121
75		Wharf Holdings Ltd. (c)	454
12		Wing Hang Bank Ltd.	136
37		Yue Yuen Industrial Holdings Ltd. (c)	113
			22,789
		Hungary — 0.5%
142		Magyar Telekom Rt.	764
25		MOL Hungarian Oil and Gas Nyrt.	3,913
74		OTP Bank Nyrt.	4,005
4		Richter Gedeon Nyrt.	936
			9,618
		India — 0.6%
235		Ambuja Cements Ltd. GDR	868
13		Bajaj Auto Ltd. GDR	803
8		Grasim Industries Ltd. GDR (e)	773
90		Hindalco Industries Ltd. GDR (c)	450
11		ICICI Bank Ltd. ADR (c)	747
14		Infosys Technologies Ltd.	662
141		ITC Ltd. GDR	637
18		Larsen & Toubro Ltd. GDR	1,927
23		Mahanagar Telephone Nigam ADR	207
47		Ranbaxy Laboratories Ltd. GDR	512
1		Reliance Capital Ltd. GDR (a) (e)	41
15		Reliance Communications Ltd. GDR (e)	295
—	(h)	Reliance Energy Ltd. GDR (e)	53
8		Reliance Industries Ltd. GDR (e)	1,077
25		Satyam Computer Services Ltd.	306
96		United Phosphorus Ltd. ADR	875
			10,233
		Ireland — 0.9%
152		Allied Irish Banks plc	3,831
138		Bank of Ireland	2,534
42		C&C Group plc	334
30		CRH plc	1,170
47		CRH plc	1,822
—	(h)	DCC plc	13
43		Elan Corp. plc (a)	1,037
23		Elan Corp. plc ADR (a) (c)	550
54		Experian Group Ltd.	567

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Ireland — Continued
16		Grafton Group plc, Unit (a)	181
21		Iaws Group plc	495
119		Independent News & Media plc	439
51		Irish Life & Permanent plc	1,157
18		Kerry Group plc, Class A	529
22		Kingspan Group plc	516
35		Ryanair Holdings plc (a)	293
4		Total Produce plc	4
			15,472
		Israel — 0.6%
228		Bank Hapoalim Ltd.	1,260
123		Bank Leumi Le-Israel BM	594
42		Clal Industries and Investments	256
—	(h)	Elco Holdings Ltd.	—	(h)
—	(h)	Industrial Buildings Corp.	—	(h)
176		Israel Chemicals Ltd.	1,950
—	(h)	Israel Corp. Ltd. (The)	324
3		Koor Industries Ltd.	221
123		Makhteshim-Agan Industries Ltd. (a)	1,181
85		Migdal Insurance & Financial Holding Ltd.	161
—	(h)	Osem Investment Ltd.	—	(h)
36		Teva Pharmaceutical Industries Ltd.	1,579
67		Teva Pharmaceutical Industries Ltd. ADR	2,948
			10,474
		Italy — 8.4%
76		Alleanza Assicurazioni S.p.A.	1,029
47		Arnoldo Mondadori Editore S.p.A. (c)	461
303		Assicurazioni Generali S.p.A. (c)	14,434
65		Atlantia S.p.A.	2,553
27		Autogrill S.p.A.	541
264		Banca Monte dei Paschi di Siena S.p.A. (c)	1,689
119		Banca Popolare di Milano Scarl	1,868
159		Banco Popolare Scarl (a)	3,810
26		Benetton Group S.p.A.	474
46		Bulgari S.p.A. (c)	716
77		Edison S.p.A.	261
1,131		Enel S.p.A. (c)	13,562
677		ENI S.p.A (c)	24,733
181		Fiat S.p.A. (c)	5,854
69		Finmeccanica S.p.A.	2,059
17		Fondiaria-Sai S.p.A.	803
59		Gruppo Editoriale L’Espresso S.p.A. (c)	297
2,217		Intesa Sanpaolo S.p.A.	17,584
219		Intesa Sanpaolo S.p.A.	1,660
19		Italcementi S.p.A. (c)	439
9		Lottomatica S.p.A. (c)	332
33		Luxottica Group S.p.A. (c)	1,167
185		Mediaset S.p.A.	1,919
131		Mediobanca S.p.A. (c)	3,119
70		Mediolanum S.p.A.	520
408		Parmalat S.p.A.	1,511
664		Pirelli & C S.p.A. (a)	850
1,028		Seat Pagine Gialle S.p.A. (c)	598
70		Sirti S.p.A.	274
214		Snam Rete Gas S.p.A. (c)	1,389
808		Telecom Italia Media S.p.A. (a) (c)	321
3,320		Telecom Italia S.p.A.	10,402
1,476		Telecom Italia S.p.A. RNC	3,823
254		Terna Rete Elettrica Nazionale S.p.A. (c)	996
59		Tiscali S.p.A. (a) (c)	213
1,943		UniCredito Italiano S.p.A.	16,719
576		UniCredito Italiano S.p.A.	4,928
162		Unione Di Banche Italiane Scpa	4,515
			148,423
		Japan — 18.9%
35		77 Bank Ltd. (The)	234
—	(h)	Access Co., Ltd. (a) (c)	101
7		Acom Co., Ltd. (c)	166
7		Aderans Co., Ltd. (c)	114
16		Advantest Corp.	465
68		Aeon Co., Ltd.	1,070
8		Aeon Credit Service Co., Ltd. (c)	117
8		Aiful Corp. (c)	196
27		Aisin Seiki Co., Ltd.	1,126
85		Ajinomoto Co., Inc.	955
2		Alfresa Holdings Corp.	99
68		All Nippon Airways Co., Ltd.	262
22		Alps Electric Co., Ltd.	273
38		Amada Co., Ltd.	386
3		Amano Corp.	37
1		Anritsu Corp.	4
4		Aoyama Trading Co., Ltd.	101
5		Arrk Corp.	35
57		Asahi Breweries Ltd. (c)	950
105		Asahi Glass Co., Ltd.	1,451
125		Asahi Kasei Corp.	960
4		Asatsu-DK, Inc. (c)	140
14		Asics Corp. (c)	223

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
61		Astellas Pharma, Inc.	2,703
2		Autobacs Seven Co., Ltd.	54
28		Bank of Kyoto Ltd. (The) (c)	358
161		Bank of Yokohama Ltd. (The)	1,142
5		Benesse Corp.	197
76		Bridgestone Corp.	1,679
6		Canon Marketing Japan, Inc.	125
119		Canon, Inc.	6,036
24		Casio Computer Co., Ltd. (c)	223
11		Central Glass Co., Ltd. (c)	52
—	(h)	Central Japan Railway Co.	1,810
85		Chiba Bank Ltd. (The)	681
15		Chiyoda Corp. (c)	279
78		Chubu Electric Power Co., Inc.	1,992
28		Chugai Pharmaceutical Co., Ltd. (c)	480
2		Circle K Sunkus Co., Ltd. (c)	37
42		Citizen Holdings Co., Ltd. (c)	455
6		Coca-Cola West Japan Co., Ltd.	132
8		COMSYS Holdings Corp.	79
16		Credit Saison Co., Ltd. (c)	518
7		CSK Holdings Corp.	255
82		Dai Nippon Printing Co., Ltd.	1,195
31		Daicel Chemical Industries Ltd. (c)	231
32		Daido Steel Co., Ltd. (c)	218
9		Daifuku Co., Ltd.	108
81		Daiichi Sankyo Co., Ltd. (c)	2,298
25		Daikin Industries Ltd.	1,274
68		Dainippon Ink and Chemicals, Inc.	326
17		Dainippon Screen Manufacturing Co., Ltd.	101
13		Daito Trust Construction Co., Ltd.	619
59		Daiwa House Industry Co., Ltd. (c)	846
136		Daiwa Securities Group, Inc.	1,315
37		Denki Kagaku Kogyo KK	220
60		Denso Corp.	2,441
—	(h)	Dentsu, Inc.	795
55		Dowa Holdings Co., Ltd.	639
—	(h)	eAccess Ltd. (c)	60
—	(h)	East Japan Railway Co.	3,147
37		Ebara Corp. (c)	175
7		EDION Corp.	85
32		Eisai Co., Ltd.	1,331
16		Electric Power Development Co., Ltd.	641
11		Elpida Memory, Inc. (a) (c)	376
4		FamilyMart Co., Ltd. (c)	130
22		Fanuc Ltd.	2,406
5		Fast Retailing Co., Ltd. (c)	278
56		Fuji Electric Holdings Co., Ltd. (c)	213
5		FUJI SOFT, Inc. (c)	89
—	(h)	Fuji Television Network, Inc.	170
58		FUJIFILM Holdings Corp.	2,760
36		Fujikura Ltd. (c)	230
227		Fujitsu Ltd.	1,784
65		Fukuoka Financial Group, Inc.	417
63		Furukawa Electric Co., Ltd.	304
7		Glory Ltd.	242
—	(h)	Goodwill Group, Inc. (The) (a) (c)	27
44		Gunma Bank Ltd. (The) (c)	310
31		Gunze Ltd. (c)	152
16		H20 Retailing Corporation (c)	137
40		Hachijuni Bank Ltd. (The)	306
2		Hakuhodo DY Holdings, Inc.	145
121		Hankyu Hanshin Holdings, Inc. (c)	568
113		Haseko Corp. (a)	271
3		Hikari Tsushin, Inc.	76
27		Hino Motors Ltd. (c)	195
3		Hirose Electric Co., Ltd. (c)	380
51		Hiroshima Bank Ltd. (The)	277
7		Hitachi Cable Ltd.	47
2		Hitachi Capital Corp. (c)	21
10		Hitachi Chemical Co., Ltd.	243
13		Hitachi Construction Machinery Co., Ltd. (c)	537
5		Hitachi High-Technologies Corp. (c)	117
375		Hitachi Ltd.	2,514
21		Hokkaido Electric Power Co., Inc.	445
117		Hokuhoku Financial Group, Inc. (c)	362
168		Honda Motor Co., Ltd.	6,306
7		House Foods Corp.	104
51		Hoya Corp.	1,872
13		Ibiden Co., Ltd.	1,136
3		Idemitsu Kosan Co., Ltd.	291
128		Ihi Corp. (c)	307
—	(h)	Index Holdings (c)	34
—	(h)	Inpex Holdings, Inc.	895
18		Isetan Co., Ltd.	245
—	(h)	Ishihara Sangyo Kaisha Ltd. (a) (c)	—	(h)
7		Ito En Ltd. (c)	150
177		ITOCHU Corp.	2,238
2		Itochu Techno-Solutions Corp.	87
3		Jafco Co., Ltd. (c)	112
86		Japan Airlines Corp. (a) (c)	194

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
4		Japan Petroleum Exploration Co.	312
—	(h)	Japan Prime Realty Investment Corp.	410
—	(h)	Japan Real Estate Investment Corp.	361
—	(h)	Japan Retail Fund Investment Corp.	282
54		Japan Steel Works Ltd. (The)	883
1		Japan Tobacco, Inc.	3,112
62		JFE Holdings, Inc.	3,637
28		J. Front Retailing Co., Ltd. (a)	253
20		JGC Corp.	398
109		Joyo Bank Ltd. (The) (c)	676
30		JS Group Corp.	484
18		JSR Corp. (c)	458
23		JTEKT Corp. (c)	439
—	(h)	Jupiter Telecommunications Co., Ltd. (a)	267
87		Kajima Corp. (c)	308
31		Kamigumi Co., Ltd.	256
27		Kaneka Corp.	239
89		Kansai Electric Power Co., Inc. (The)	2,001
26		Kansai Paint Co., Ltd. (c)	195
50		Kao Corp.	1,439
17		Katokichi Co., Ltd. (c)	88
126		Kawasaki Heavy Industries Ltd.	457
54		Kawasaki Kisen Kaisha Ltd. (c)	750
—	(h)	KDDI Corp.	2,236
46		Keihin Electric Express Railway Co., Ltd. (c)	283
56		Keio Corp. (c)	341
34		Keisei Electric Railway Co., Ltd. (c)	187
4		Keyence Corp. (c)	968
13		Kikkoman Corp.	163
11		Kinden Corp.	99
265		Kintetsu Corp. (c)	804
97		Kirin Holdings Co., Ltd.	1,352
—	(h)	KK DaVinci Advisors (a) (c)	150
282		Kobe Steel Ltd.	1,014
12		Kokuyo Co., Ltd.	102
103		Komatsu Ltd.	3,469
16		Komori Corp.	411
11		Konami Corp. (c)	339
52		Konica Minolta Holdings, Inc.	919
2		Kose Corp. (c)	44
121		Kubota Corp.	1,018
35		Kuraray Co., Ltd.	460
12		Kurita Water Industries Ltd.	384
19		Kyocera Corp.	1,646
31		Kyowa Hakko Kogyo Co., Ltd. (c)	334
40		Kyushu Electric Power Co., Inc.	966
8		Lawson, Inc. (c)	290
13		Leopalace21 Corp.	399
3		Mabuchi Motor Co., Ltd.	176
12		Makita Corp.	572
174		Marubeni Corp.	1,493
32		Marui Co., Ltd. (c)	337
11		Matsui Securities Co., Ltd. (c)	83
2		Matsumotokiyoshi Holdings Co., Ltd. (a)	34
251		Matsushita Electric Industrial Co., Ltd.	4,789
36		Matsushita Electric Works Ltd.	399
16		Mediceo Paltac Holdings Co., Ltd.	228
23		Meiji Dairies Corp.	121
34		Meiji Seika Kaisha Ltd. (c)	150
5		Meitec Corp. (c)	144
77		Millea Holdings, Inc. (c)	3,034
45		Minebea Co., Ltd. (c)	310
152		Mitsubishi Chemical Holdings Corp.	1,258
150		Mitsubishi Corp.	4,656
212		Mitsubishi Electric Corp.	2,580
133		Mitsubishi Estate Co., Ltd.	3,997
39		Mitsubishi Gas Chemical Co., Inc. (c)	389
371		Mitsubishi Heavy Industries Ltd.	2,163
13		Mitsubishi Logistics Corp.	184
123		Mitsubishi Materials Corp.	722
55		Mitsubishi Rayon Co., Ltd.	311
945		Mitsubishi UFJ Financial Group, Inc.	9,451
6		Mitsubishi UFJ Lease & Finance Co., Ltd.	215
205		Mitsui & Co., Ltd.	5,318
59		Mitsui Chemicals, Inc.	555
122		Mitsui Engineering & Shipbuilding Co., Ltd. (c)	720
97		Mitsui Fudosan Co., Ltd.	2,676
71		Mitsui Mining & Smelting Co., Ltd.	297
135		Mitsui OSK Lines Ltd.	2,233
144		Mitsui Sumitomo Insurance Co., Ltd.	1,651
74		Mitsui Trust Holdings, Inc.	594
39		Mitsukoshi Ltd. (c)	182
10		Mitsumi Electric Co., Ltd.	470
1		Mizuho Financial Group, Inc.	6,093
25		Murata Manufacturing Co., Ltd.	1,491
23		Namco Bandai Holdings, Inc. (c)	356
262		NEC Corp.	1,302
3		NEC Electronics Corp. (a)	88
—	(h)	NET One Systems Co., Ltd. (c)	56
31		NGK Insulators Ltd. (c)	1,087

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
18		NGK Spark Plug Co., Ltd. (c)	311
24		NHK Spring Co., Ltd. (c)	206
25		Nichirei Corp. (c)	105
13		Nidec Corp. (c)	989
37		Nikko Cordial Corp. (c)	530
49		Nikon Corp. (c)	1,572
11		Nintendo Co., Ltd.	7,136
—	(h)	Nippon Building Fund, Inc.	624
39		Nippon Electric Glass Co., Ltd.	663
84		Nippon Express Co., Ltd. (c)	421
16		Nippon Kayaku Co., Ltd.	129
33		Nippon Light Metal Co., Ltd. (c)	68
15		Nippon Meat Packers, Inc.	154
119		Nippon Mining Holdings, Inc.	1,129
163		Nippon Oil Corp.	1,441
—	(h)	Nippon Paper Group, Inc.	314
55		Nippon Sheet Glass Co., Ltd.	335
13		Nippon Shokubai Co., Ltd.	127
675		Nippon Steel Corp. (c)	4,488
1		Nippon Telegraph & Telephone Corp.	2,467
135		Nippon Yusen KK (c)	1,394
77		Nishi-Nippon City Bank Ltd. (The)	229
40		Nishimatsu Construction Co., Ltd. (c)	123
14		Nissan Chemical Industries Ltd.	193
265		Nissan Motor Co., Ltd.	3,039
28		Nisshin Seifun Group, Inc.	248
80		Nisshin Steel Co., Ltd. (c)	309
16		Nisshinbo Industries, Inc. (c)	215
10		Nissin Food Products Co., Ltd. (c)	324
3		Nitori Co., Ltd. (c)	148
22		Nitto Denko Corp. (c)	1,086
11		NOK Corp. (c)	249
196		Nomura Holdings, Inc.	3,495
8		Nomura Real Estate Holdings, Inc.	235
—	(h)	Nomura Real Estate Office Fund, Inc.	203
14		Nomura Research Institute Ltd.	495
45		NSK Ltd.	402
38		NTN Corp. (c)	357
—	(h)	NTT Data Corp. (c)	835
2		NTT DoCoMo, Inc.	2,766
—	(h)	NTT Urban Development Corp. (c)	226
71		Obayashi Corp.	360
—	(h)	Obic Co., Ltd. (c)	84
97		Odakyu Electric Railway Co., Ltd. (c)	678
128		Oji Paper Co., Ltd. (c)	585
46		Oki Electric Industry Co., Ltd. (a) (c)	78
13		Okuma Corp.	183
8		Okumura Corp. (c)	43
24		Olympus Corp.	981
23		Omron Corp.	575
21		Onward Holdings Co., Ltd.	216
4		Oracle Corp. Japan (c)	204
6		Oriental Land Co., Ltd.	371
11		Orix Corp.	2,172
210		Osaka Gas Co., Ltd.	817
2		Osaka Titanium Technologies Corp. (c)	141
8		OSG Corp. (c)	97
1		Otsuka Corp. (c)	134
8		Park24 Co., Ltd. (c)	80
17		Pioneer Corp. (c)	191
8		Promise Co., Ltd. (c)	252
14		QP Corp. (c)	142
1		Rakuten, Inc. (c)	380
1		Resona Holdings, Inc. (c)	1,089
81		Ricoh Co., Ltd.	1,603
5		Rinnai Corp. (c)	143
11		Rohm Co., Ltd.	946
—	(h)	Round One Corp. (c)	85
2		Ryohin Keikaku Co., Ltd. (c)	132
1		Sanden Corp.	6
8		Sanken Electric Co., Ltd. (c)	46
7		Sankyo Co., Ltd. (c)	307
9		Santen Pharmaceutical Co., Ltd.	209
25		Sanwa Shutter Corp.	132
175		Sanyo Electric Co., Ltd. (a) (c)	290
—	(h)	Sapporo Hokuyo Holdings, Inc.	309
37		Sapporo Holdings Ltd. (c)	280
—	(h)	SBI E*Trade Securities Co., Ltd. (c)	177
1		SBI Holdings, Inc.	277
21		Secom Co., Ltd.	1,099
18		Sega Sammy Holdings, Inc. (c)	251
13		Seiko Epson Corp. (c)	297
14		Seino Holdings Co., Ltd.	117
55		Sekisui Chemical Co., Ltd. (c)	375
56		Sekisui House Ltd.	721
109		Seven & I Holdings Co., Ltd.	2,815
1		SFCG Co., Ltd. (c)	98
123		Sharp Corp. (c)	1,941
7		Shimachu Co., Ltd. (c)	198
5		Shimamura Co., Ltd. (c)	445

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
9		Shimano, Inc.	334
69		Shimizu Corp. (c)	359
46		Shin-Etsu Chemical Co., Ltd.	2,926
6		Shinko Electric Industries	134
59		Shinko Securities Co., Ltd.	306
160		Shinsei Bank Ltd.	519
30		Shionogi & Co., Ltd.	513
38		Shiseido Co., Ltd.	906
62		Shizuoka Bank Ltd. (The) (c)	654
190		Showa Denko KK	747
15		Showa Shell Sekiyu KK	178
8		SMC Corp. (c)	1,045
90		Softbank Corp. (c)	2,099
142		Sojitz Corp.	653
108		Sompo Japan Insurance, Inc.	1,272
112		Sony Corp.	5,521
14		Stanley Electric Co., Ltd. (c)	315
12		Sumco Corp.	445
23		Sumitomo Bakelite Co., Ltd.	141
194		Sumitomo Chemical Co., Ltd.	1,722
119		Sumitomo Corp.	2,070
74		Sumitomo Electric Industries Ltd. (c)	1,206
82		Sumitomo Heavy Industries Ltd.	1,080
476		Sumitomo Metal Industries Ltd.	2,358
68		Sumitomo Metal Mining Co., Ltd.	1,520
1		Sumitomo Mitsui Financial Group, Inc.	6,045
65		Sumitomo Osaka Cement Co., Ltd. (c)	163
47		Sumitomo Realty & Development Co., Ltd.	1,669
13		Sumitomo Rubber Industries, Inc. (c)	159
154		Sumitomo Trust & Banking Co., Ltd. (The)	1,151
20		Suruga Bank Ltd.	260
9		Suzuken Co., Ltd.	294
24		T&D Holdings, Inc.	1,432
148		Taiheiyo Cement Corp.	467
108		Taisei Corp. (c)	326
15		Taisho Pharmaceutical Co., Ltd.	286
21		Taiyo Nippon Sanso Corp.	187
12		Taiyo Yuden Co., Ltd. (c)	199
25		Takara Holdings, Inc.	146
51		Takashimaya Co., Ltd. (c)	620
95		Takeda Pharmaceutical Co., Ltd.	5,965
12		Takefuji Corp. (c)	310
—	(h)	Takuma Co., Ltd.	2
24		Tanabe Seiyaku Co., Ltd.	277
16		TDK Corp.	1,308
86		Teijin Ltd.	414
17		Terumo Corp.	830
14		THK Co., Ltd.	318
3		TIS, Inc. (c)	54
89		Tobu Railway Co., Ltd. (c)	421
32		Toda Corp. (c)	168
16		Toho Co., Ltd.	317
3		Toho Titanium Co., Ltd. (c)	91
44		Tohoku Electric Power Co., Inc.	925
6		Tokai Rika Co., Ltd.	169
25		Tokuyama Corp. (c)	349
3		Tokyo Broadcasting System, Inc.	91
145		Tokyo Electric Power Co., Inc. (The)	3,672
20		Tokyo Electron Ltd. (c)	1,194
289		Tokyo Gas Co., Ltd.	1,288
3		Tokyo Seimitsu Co., Ltd. (c)	73
11		Tokyo Steel Manufacturing Co., Ltd.	155
3		Tokyo Style Co., Ltd. (c)	38
32		Tokyo Tatemono Co., Ltd.	412
114		Tokyu Corp.	742
65		Tokyu Land Corp.	669
38		TonenGeneral Sekiyu KK (c)	383
57		Toppan Printing Co., Ltd. (c)	559
132		Toray Industries, Inc. (c)	1,020
353		Toshiba Corp. (c)	2,987
40		Tosoh Corp.	255
29		TOTO Ltd. (c)	212
15		Toyo Seikan Kaisha Ltd. (c)	266
7		Toyo Suisan Kaisha Ltd. (c)	122
48		Toyobo Co., Ltd. (c)	113
7		Toyoda Gosei Co., Ltd.	235
13		Toyota Boshoku Corp.	417
19		Toyota Industries Corp.	826
308		Toyota Motor Corp.	17,638
24		Toyota Tsusho Corp. (c)	667
12		Trend Micro, Inc.	536
120		Ube Industries Ltd. (c)	432
4		Unicharm Corp. (c)	223
5		Uniden Corp. (c)	34
13		UNY Co., Ltd.	112
17		Ushio, Inc. (c)	341
6		USS Co., Ltd. (c)	422
9		Wacoal Holdings Corp. (c)	111
—	(h)	West Japan Railway Co.	896
1		Yahoo! Japan Corp.	653

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
13		Yakult Honsha Co., Ltd.	304
10		Yamada Denki Co., Ltd. (c)	1,005
16		Yamaha Corp. (c)	368
19		Yamaha Motor Co., Ltd.	531
38		Yamato Holdings Co., Ltd.	554
8		Yamazaki Baking Co., Ltd.	67
17		Yaskawa Electric Corp.	229
22		Yokogawa Electric Corp.	278
21		Zeon Corp.	198
			334,970
		Luxembourg — 0.5%
34		Acergy S.A. (c)	977
14		Arcelor	1,270
92		ArcelorMittal	7,426
			9,673
		Mexico — 0.5%
796		America Movil S.A.B. de C.V., Series L	2,526
26		Alfa S.A.B. de C.V., Class A	174
414		Cemex S.A.B. de C.V., Unit (a)	1,269
19		Controlodora Comercial Mexicana S.A.B. de C.V., Unit	59
96		Fomento Economico Mexicano S.A.B. de C.V., Unit	341
95		Grupo Carso S.A.B. de C.V., Class A	411
84		Grupo Mexico S.A.B. de C.V., Class B	765
64		Grupo Modelo S.A.B. de C.V., Class C	301
121		Grupo Televisa S.A.	597
14		Industrias Penoles S.A. de C.V.	324
65		Kimberly-Clark de Mexico S.A.B. de C.V., Class A	282
355		Telefonos de Mexico S.A.B. de C.V., Class A	646
412		Telefonos de Mexico S.A.B. de C.V., Class L	754
258		Wal-Mart de Mexico S.A.B. de C.V., Series V	1,049
			9,498
		Netherlands — 3.5%
144		Aegon N.V.	2,988
24		Akzo Nobel N.V.	1,941
45		ASML Holding N.V. (a)	1,571
6		Corio N.V.	494
4		Corporate Express (c)	50
35		European Aeronautic Defence and Space Co., N.V. (c)	1,199
8		Fugro N.V., CVA	740
67		Hagemeyer N.V. (c)	457
22		Heineken N.V.	1,537
216		ING Groep N.V. CVA	9,745
33		James Hardie Industries N.V. (c)	201
120		Koninklijke Ahold N.V. (a)	1,803
13		Koninklijke DSM N.V.	736
191		Koninklijke KPN N.V.	3,613
124		Koninklijke Philips Electronics N.V.	5,144
—	(h)	OCE N.V.	5
24		Qiagen N.V. (a) (c)	556
1		Randstad Holdings N.V.	47
89		Reed Elsevier N.V.	1,723
208		Royal Dutch Shell plc, Class A	9,130
167		Royal Dutch Shell plc, Class B	7,300
22		SBM Offshore N.V. (c)	836
93		STMicroelectronics N.V.	1,588
50		TNT N.V.	2,046
173		Unilever N.V. CVA (c)	5,621
24		Vedior N.V. CVA	545
1		Wereldhave N.V.	137
33		Wolters Kluwer N.V.	1,045
			62,798
		New Zealand — 0.4%
371		Auckland International Airport Ltd.	826
110		Contact Energy Ltd.	768
102		Fisher & Paykel Appliances Holdings Ltd. (c)	278
195		Fisher & Paykel Healthcare Corp.	489
179		Fletcher Building Ltd. (c)	1,648
272		Kiwi Income Property Trust, Unit (c)	307
168		Sky City Entertainment Group Ltd.	699
74		Sky Network Television Ltd.	330
673		Telecom Corp. of New Zealand Ltd. (c)	2,261
95		Vector Ltd. (c)	176
			7,782
		Norway — 1.5%
1		Aker ASA, Class A	46
18		Aker Kvaerner ASA	645
162		DET Norske Oljeselskap (a)	305
107		DnB NOR ASA	1,772
16		Hafslund ASA, Class A	466
440		Marine Harvest (a) (c)	449
121		Norsk Hydro ASA	1,774
26		Norske Skogindustrier ASA (c)	292
27		Ocean RIG ASA (a)	219
157		Orkla ASA	2,928
29		Petroleum Geo-Services ASA (a)	871

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Norway — Continued
34		ProSafe SE	604
32		Renewable Energy Corp. A.S. (a) (c)	1,623
7		Schibsted ASA (c)	386
219		Statoil Hydro ASA	7,475
46		Storebrand ASA (c)	667
22		Tandberg ASA	569
10		Teekay Petrojarl ASA (a) (c)	129
139		Telenor ASA (a)	3,268
19		TGS Nopec Geophysical Co. ASA (a)	318
38		Tomra Systems ASA (c)	280
39		Yara International ASA	1,535
			26,621
		Philippines — 0.6%
50		Ayala Corp.	725
2,473		Ayala Land, Inc.	864
110		Banco de Oro Universal Bank	159
854		Bank of the Philippine Islands	1,293
2,589		Filinvest Land, Inc. (a)	114
54		First Philippine Holdings Corp.	108
368		Manila Electric Co.	704
2,078		PNOC Energy Development Corp.	367
10		Globe Telecom, Inc.	384
—	(h)	Metropolitan Bank & Trust	—	(h)
1,740		Petron Corp.	283
32		Philippine Long Distance Telephone Co.	2,265
252		San Miguel Corp., Class B	361
8,707		SM Prime Holdings, Inc.	2,439
			10,066
		Portugal — 0.9%
60		Banco Espirito Santo S.A., Class R (c)	1,467
74		Banco BPI S.A. (c)	651
762		Banco Comercial Portugues S.A., Class R (c)	3,719
103		Brisa-Auto Estradas de Portugal S.A. (c)	1,467
81		Cimpor Cimentos de Portugal SGPS S.A. (c)	736
529		Energias de Portugal S.A.	3,411
91		Jeronimo Martins SGPS S.A.	678
192		Portugal Telecom SGPS S.A. (c)	2,573
56		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	756
42		Sonae Industria SGPS S.A. (a)	512
206		Sonae SGPS S.A. (c)	606
			16,576
		Singapore — 0.6%
48		Allgreen Properties Ltd.	53
68		Ascendas REIT	122
65		CapitaCommercial Trust	122
102		CapitaLand Ltd. (c)	574
69		CapitaMall Trust	176
68		Chartered Semiconductor Manufacturing Ltd. (a) (c)	54
33		City Developments Ltd. (c)	365
133		ComfortDelgro Co., Ltd.	179
53		Cosco Corp. Singapore Ltd.	288
—	(h)	Creative Technology Ltd.	—	(h)
76		DBS Group Holdings Ltd.	1,189
56		Fraser and Neave Ltd.	235
7		Haw Par Corp., Ltd.	41
10		Jardine Cycle & Carriage Ltd.	148
—	(h)	K-REIT Asia	1
74		Keppel Corp. Ltd.	761
24		Keppel Land Ltd. (c)	139
30		Neptune Orient Lines Ltd. (c)	106
41		Olam International Ltd.	100
168		Oversea-Chinese Banking Corp.	1,081
41		Parkway Holdings Ltd.	119
59		SembCorp Industries Ltd.	243
56		SembCorp Marine Ltd.	174
35		Singapore Airlines Ltd.	480
54		Singapore Exchange Ltd.	592
9		Singapore Land Ltd.	61
13		Singapore Petroleum Co., Ltd.	74
97		Singapore Post Ltd.	82
101		Singapore Press Holdings Ltd.	322
90		Singapore Technologies Engineering Ltd. (c)	238
533		Singapore Telecommunications Ltd.	1,514
46		SMRT Corp., Ltd.	56
55		STATS ChipPAC Ltd. (a)	63
68		Suntec Real Estate Investment Trust	86
82		United Overseas Bank Ltd.	1,227
35		UOL Group Ltd.	128
16		Venture Co., Ltd.	159
33		Wing Tai Holdings Ltd.	80
			11,432
		South Africa — 0.7%
6		Anglo Platinum Ltd.	1,064
6		AngloGold Ashanti Ltd.	289
13		Barloworld Ltd.	250

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		South Africa — Continued
12		Bidvest Group Ltd.	254
153		FirstRand Ltd.	608
27		Gold Fields Ltd.	487
29		Impala Platinum Holdings Ltd.	1,114
15		Mittal Steel South Africa Ltd.	340
9		Mondi Ltd.	89
67		MTN Group Ltd.	1,307
14		Naspers Ltd., Class N	454
14		Nedbank Group Ltd.	315
24		Pretoria Portland Cement Co., Ltd.	174
110		Sanlam Ltd.	405
14		Sappi Ltd.	214
37		Sasol Ltd.	1,897
64		Shoprite Holdings Ltd.	403
63		Standard Bank Group Ltd.	1,134
23		Telkom South Africa Ltd.	625
8		Tiger Brands Ltd.	224
			11,647
		South Korea — 0.6%
2		Cheil Communications, Inc.	698
4		Daelim Industrial Co.	899
10		Daewoo Shipbuilding & Marine Engineering Co., Ltd.	643
10		Daishin Securities Co., Ltd.	308
8		Hyundai Mobis	759
6		LG Chem Ltd.	736
8		LG Electronics, Inc.	875
3		POSCO	1,896
1		Samsung Electronics Co., Ltd.	863
6		Samsung Fire & Marine Insurance Co., Ltd.	1,655
1		Shinsegae Co., Ltd.	615
1		SK Telecom Co., Ltd. (f)	276
			10,223
		Spain — 6.2%
28		Abertis Infraestructuras S.A. (c)	931
6		Acciona S.A.	1,858
34		Acerinox S.A. (c)	1,012
38		ACS Actividades de Construccion y Servicios S.A. (c)	2,372
5		Altadis S.A.	374
44		Altadis S.A.	3,115
8		Antena 3 de Television S.A. (c)	138
585		Banco Bilbao Vizcaya Argentaria S.A. (c)	14,808
128		Banco Popular Espanol S.A. (c)	2,241
1,037		Banco Santander Central Hispano S.A.	22,674
36		Cintra Concesiones de Infraestructuras de Transporte S.A. (c)	630
17		Ebro Puleva S.A.	357
100		Endesa S.A. (c)	5,178
4		Fomento de Construcciones y Contratas S.A.	323
26		Gamesa Corp. Tecnologica S.A.	1,325
24		Gas Natural SDG S.A. (c)	1,461
22		Gestevision Telecinco S.A. (c)	628
10		Grupo Ferrovial S.A. (c)	876
695		Iberdrola S.A.	11,209
51		Iberia Lineas Aereas de Espana	261
31		Inditex S.A.	2,296
21		Indra Sistemas S.A.	601
65		Mapfre S.A. (c)	308
23		NH Hoteles S.A. (a) (c)	512
4		Promotora de Informaciones S.A. (c)	78
133		Repsol YPF S.A. (c)	5,252
16		Sacyr Vallehermoso S.A. (c)	732
2		Sociedad General de Aguas de Barcelona S.A., Class A	98
5		Sogecable S.A. (a)	208
713		Telefonica S.A. (c)	23,611
18		Telefonica S.A. ADR	1,775
20		Union Fenosa S.A.	1,337
14		Zardoya Otis S.A. (c)	485
44		Zeltia S.A. (c)	519
			109,583
		Switzerland — 1.7%
53		ABB Ltd.	1,593
7		Adecco S.A.	406
3		Clariant AG (a)	36
17		Compagnie Financiere Richemont AG, Class A, Unit	1,215
3		Converium Holding AG	51
37		Credit Suisse Group	2,516
—	(h)	Givaudan S.A.	192
10		Holcim Ltd.	1,127
1		Kudelski S.A.	32
—	(h)	Kuoni Reisen Holding	17
3		Logitech International S.A. (a)	113
2		Lonza Group AG	250
1		Micronas Semiconductor Holding (a) (c)	8
12		Nestle S.A.	5,583
—	(h)	Nobel Biocare Holding AG	80

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Switzerland — Continued
69		Novartis AG	3,675
—	(h)	OC Oerlikon Corp. AG (a)	150
—	(h)	Sonova Holding AG	13
1		Roche Holding AG	168
22		Roche Holding AG	3,690
—	(h)	SGS S.A.	83
—	(h)	Sulzer AG	69
1		Swatch Group AG	47
13		Swiss Reinsurance	1,188
1		Swisscom AG	374
3		Syngenta AG	844
59		UBS AG	3,183
31		Xstrata plc	2,209
4		Zurich Financial Services AG	1,357
			30,269
		Sweden — 1.7%
11		Alfa Laval AB	892
20		Assa Abloy AB, Class B (c)	429
122		Atlas Copco AB, Class A	2,052
20		Boliden AB	362
10		D. Carnegie & Co. AB (c)	228
23		Electrolux AB, Class B	443
1		Elekta AB, Class B	20
13		Eniro AB	165
64		Getinge AB, Class B (c)	1,707
43		Hennes & Mauritz AB, Class B	2,870
12		Hoganas AB, Class B	282
4		Holmen AB, Class B (c)	156
7		Husqvarna AB, A Shares	82
23		Husqvarna AB, Class B	275
28		Kungsleden AB (c)	405
2		Metro International S.A. SDR, Class A (a)	2
4		Metro International S.A. SDR, Class B (a)	4
3		Modern Times Group AB, Class B (c)	192
162		Nordea Bank AB	2,902
22		Nordea Bank AB	397
72		Sandvik AB	1,370
—	(h)	SAS AB, Class B (a)	7
43		Scania AB, Class B (c)	1,178
35		Securitas AB, Class B	446
35		Securitas Direct AB, Class B (a) (c)	106
35		Securitas Systems AB, Class B	142
30		Skandinaviska Enskilda Banken AB, Class A	909
27		Skanska AB, Class B	534
29		SKF AB, Class B	572
59		Svenska Cellulosa AB, Class B	1,034
51		Svenska Handelsbanken AB, Class A	1,681
12		Swedish Match AB	265
16		Tele2 AB, Class B	366
1,187		Telefonaktiebolaget LM Ericsson, Class B	3,552
40		Telelogic AB (a)	124
191		TeliaSonera AB	1,886
8		Trelleborg AB, Class B	211
22		Volvo AB, Class A	438
97		Volvo AB, Class B	1,902
			30,588
		Taiwan — 0.6%
462		Asustek Computer, Inc.	1,641
192		Cathay Financial Holding Co., Ltd.	502
170		Chi Mei Optoelectronics Corp.	246
366		China Steel Corp.	520
1,216		Far Eastern Textile Co., Ltd.	1,622
180		HON HAI Precision Industry Co., Ltd.	1,376
510		Quanta Computer, Inc.	857
1,311		Taishin Financial Holdings Co., Ltd. (a)	649
928		Taiwan Mobile Co., Ltd.	1,252
586		Taiwan Semiconductor Manufacturing Co., Ltd.	1,172
321		United Microelectronics Corp.	211
			10,048
		Thailand — 0.6%
200		Advance Agro pcl (a)	171
277		Advanced Information Service pcl	729
396		Bangkok Bank pcl	1,495
152		Electricity Generating pcl	537
751		Hana Microelectronics pcl	553
347		Kasikornbank pcl	923
750		Krung Thai Bank pcl	258
576		Nation Multimedia Group pcl (a)	135
315		PTT Exploration & Production pcl	1,500
110		PTT pcl	1,357
137		Siam Cement pcl	1,062
296		Siam Commercial Bank pcl	826
183		Thai Airways International pcl	213
			9,759
		Turkey — 0.6%
161		Akbank TAS	1,483
44		Akcansa Cimento AS	324

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Turkey — Continued
64	Aksigorta AS	478
45	Anadolu Efes Biracilik Ve Malt Sanayii AS	550
38	Arcelik	295
39	Cimsa Cimento Sanayi VE Tica	337
91	Eregli Demir ve Celik Fabrikalari TAS	889
37	Ford Otomotiv Sanayi AS	437
24	Migros Turk TAS	432
20	Trakya Cam Sanayi AS	52
27	Tupras Turkiye Petrol Rafine	783
54	Turkcell Iletisim Hizmet AS	527
157	Turkiye Garanti Bankasi AS	1,460
189	Turkiye Is Bankasi, Class C	1,305
201	Yapi ve Kredi Bankasi (a)	788
		10,140
	United Kingdom — 9.8%
19	3i Group plc	427
34	Aegis Group plc	89
14	Aggreko plc	185
20	Amec plc	356
78	Anglo American plc	5,425
134	ARM Holdings plc	414
12	Arriva plc	211
93	AstraZeneca plc	4,592
188	Aviva plc	2,963
185	BAE Systems plc	1,920
24	Balfour Beatty plc	253
400	Barclays plc	5,065
13	Barratt Developments plc	178
25	BBA Aviation plc	128
6	Bellway plc	133
6	Berkeley Group Holdings plc, Unit (a)	203
172	BG Group plc	3,185
145	BHP Billiton plc	5,584
17	Biffa plc	90
7	Bovis Homes Group plc	92
1,086	BP plc	14,128
28	British Airways plc (a)	263
108	British American Tobacco plc	4,122
95	British Energy Group plc	1,052
25	British Land Co. plc	570
60	British Sky Broadcasting Group plc	845
16	Brixton plc	123
424	BT Group plc	2,880
14	Bunzl plc	215
21	Burberry Group plc	273
132	Cable & Wireless plc	536
108	Cadbury Schweppes plc	1,432
26	Capita Group plc	411
8	Carnival plc	375
19	Carphone Warehouse Group plc (c)	137
13	Cattles plc	91
298	Centrica plc	2,293
8	Charter plc (a)	174
5	Close Brothers Group plc	87
56	Cobham plc	245
99	Compass Group plc	712
23	Cookson Group plc	396
6	CSR plc (a)	84
14	Daily Mail & General Trust, Class A	179
11	Davis Service Group plc	121
9	De La Rue plc	162
144	Diageo plc	3,297
95	DSG International plc	257
28	Electrocomponents plc	148
12	Emap plc	211
27	Enterprise Inns plc	361
22	Firstgroup plc	359
16	FKI plc	31
91	Friends Provident plc	348
64	G4S plc	281
44	Galiform plc (a)	105
34	GKN plc	264
332	GlaxoSmithKline plc	8,533
6	Great Portland Estates plc	73
14	Hammerson plc	323
65	Hays plc	187
236	HBOS plc	4,301
41	Home Retail Group	374
700	HSBC Holdings plc	13,883
19	ICAP plc	235
18	IMI plc	212
74	Imperial Chemical Industries plc	1,017
34	Imperial Tobacco Group plc	1,740
19	Inchcape plc	191
14	Intercontinental Hotels Group plc	337
15	International Personal Finance plc	77
73	International Power plc	747
9	Intertek Group plc	192
36	Invensys plc (a)	243

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
56	Invesco plc	857
16	Investec plc	190
191	ITV plc	395
152	J Sainsbury plc	1,731
10	Johnson Matthey plc	378
14	Kelda Group plc, Class B	274
32	Kesa Electricals plc	213
114	Kingfisher plc	469
33	Ladbrokes plc	283
23	Land Securities Group plc	780
327	Legal & General Group plc	955
12	Liberty International plc	306
283	Lloyds TSB Group plc	3,217
70	LogicaCMG plc	237
4	LogicaCMG plc (a)	12
8	London Stock Exchange Group plc	289
91	Man Group plc	1,121
88	Marks & Spencer Group plc	1,192
27	Meggitt plc	190
14	Michael Page International plc	130
28	Misys plc	144
60	Mitchells & Butlers plc	831
22	Mondi plc	205
9	National Express Group plc	239
138	National Grid plc	2,283
12	Next plc	532
261	Old Mutual plc	1,002
42	Pearson plc	701
14	Persimmon plc	297
17	Premier Farnell plc	58
7	Provident Financial plc	137
118	Prudential plc	1,926
13	Punch Taverns plc	279
77	Rank Group plc	165
46	Reckitt Benckiser plc	2,684
66	Reed Elsevier plc	866
94	Rentokil Initial plc	337
33	Resolution plc	504
64	Reuters Group plc	888
29	Rexam plc	326
62	Rio Tinto plc	5,843
108	Rolls-Royce Group plc (a)	1,210
4,359	Rolls-Royce Group plc, Class B	10
149	Royal & Sun Alliance Insurance Group plc	490
604	Royal Bank of Scotland Group plc	6,520
45	SABMiller plc	1,349
65	Sage Group plc	330
23	Segro plc	228
6	Schroders plc	191
52	Scottish & Newcastle plc	856
43	Scottish & Southern Energy plc	1,390
26	Serco Group plc	243
11	Severn Trent plc	335
99	Signet Group plc	187
50	Smith & Nephew plc	674
18	Smiths Group plc	429
7	SSL International plc	72
34	Stagecoach Group plc, Class B	45
22	Stagecoach Group plc	124
103	Standard Life plc	611
2	Stolt-Nielsen S.A.	49
27	Tate & Lyle plc	242
58	Taylor Wimpey plc	300
397	Tesco plc	4,034
42	Tomkins plc	194
6	Travis Perkins plc	180
15	Trinity Mirror plc	122
25	TUI Travel plc (a)	139
10	Tullett Prebon plc	89
65	Unilever plc	2,190
11	United Business Media plc	170
56	United Utilities plc	845
2,991	Vodafone Group plc	11,785
11	Whitbread plc	397
16	William Hill plc	204
34	Wolseley plc	592
61	WPP Group plc	831
36	Yell Group plc	342
		173,191
	Total Common Stocks (Cost $903,738)	1,729,597
	iSHARES — 0.2%
	Germany — 0.1%
5	iShares MSCI Germany Index Fund	189
19	iShares MSCI Germany Index Fund	671
		860

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		United States — 0.1%
14		iShares MSCI Pacific ex-Japan Index Fund (c)	2,600
		Total iShares (Cost $2,558)	3,460
		Preferred Stocks — 1.2%
		Brazil — 0.5%
34		Aracruz Celulose S.A.	259
32		Banco Bradesco S.A.	1,096
52		Banco Itau Holding Financeira S.A.	1,472
—	(h)	Brasil Telecom Participacoes S.A.	—	(h)
—	(h)	Cia de Bebidas das Americas	6
9		Cia Energetica de Minas Gerais S.A.	189
64		Cia Vale do Rio Doce, Class A	2,024
48		Petroleo Brasileiro S.A.	2,016
20		Tele Norte Leste Participacoe S.A.	434
42		Unibanco—Uniao de Bancos Brasileiros S.A., Unit	665
—	(h)	Unibanco—Uniao de Bancos Brasileiros S.A., Unit	—	(h)
—	(h)	Vivo Participacoes S.A.	—	(h)
13		Votorantim Celulose e Papel S.A.	407
			8,568
		Germany — 0.7%
29		Henkel KGaA (c)	1,491
2		Porsche AG	4,320
16		ProSiebenSat.1 Media AG	461
7		RWE AG	820
23		Volkswagen AG	4,279
			11,371
		Italy — 0.0% (g)
210		Unipol Gruppo Finanziario S.p.A. (c)	754
		Japan — 0.0% (g)
2		Ito En Ltd. (c)	33
		Singapore — 0.0% (g)
—	(h)	Oversea-Chinese Banking Corp., 4.20%, 01/14/09, Class G (x)	—	(h)
		Total Preferred Stocks (Cost $5,319)	20,726
		Total Long-Term Investments (Cost $911,615)	1,753,783

NUMBER OF RIGHTS
Rights — 0.0% (g)
Brazil — 0.0% (g)
11	Rio Bond Right, expiring 01/01/80 (f)	—	(h)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)

	Japan — 0.0% (g)
24	Dowa Mining Co., Ltd., expiring 01/29/10	—	(h)
	Sweden — 0.0% (g)
6	Ssab Svenskt Stal AB, Class A, expiring 11/12/07	184
10	Ssab Svenskt Stal AB, Class B, expiring 11/04/07	308
	Total Rights (Cost $105)	492

SHARES
Short-Term Investments — 0.7%
	Investment Companies — 0.6%
172	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b)	172
11,700	JPMorgan Prime Money Market Fund, Institutional Class (b)	11,700
	Total Investment Companies (Cost $11,872)	11,872

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.1%
1,350	U.S. Treasury Bill, 4.85%, 01/17/08 (k) (n) (Cost $1,336)	1,339
	Total Short-Term Investments (Cost $13,208)	13,211
Investments of Cash Collateral for Securities on Loan — 17.3%
	Certificates of Deposit — 6.6%
10,000	Bank of Ireland, 5.53%, 12/20/07	10,000
10,000	Bank of New York, FRN, 5.40%, 05/02/08	9,999
7,000	Bank of Tokyo-Mitsubishi UFJ, Ltd (Japan) 5.00%, 01/24/08	7,000
7,000	Calyon, New York, FRN, 4.65%, 03/15/10	6,998
8,400	Canadian Imperial Bank, New York, FRN, 4.62%, 02/14/08	8,400
10,000	Clydesdale Bank plc, 5.53%, 12/20/07	10,000
12,000	Depfa Bank plc, New York, 5.00%, 01/29/08	12,000
10,000	Den Norske Bank ASA, London (Norway) 5.22%, 12/21/07	10,000
8,300	Deutsche Bank, New York, (Germany) FRN, 5.03%, 01/22/08	8,300
7,000	Dexia Bank, 4.99%, 01/24/08	7,000
3,750	Natexis Banques Populaires, New York, FRN, 4.64%, 01/09/08	3,750
12,500	National Bank of Canada, New York, 4.88%, 11/15/07	12,517

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Certificates of Deposit — Continued
10,000	UniCredito Italiano Bank Ireland plc, New York, (Ireland) 5.56%, 12/20/07	10,000
		115,964
	Commercial Paper — 5.2%
10,000	Bayerische Landesbank, 5.24%, 12/21/07	9,869
13,000	Grampian Funding, LLC, 5.17%, 01/23/08	12,829
9,999	Lafayette Asset, 5.22%, 11/05/07	9,968
2,691	Lafayette Asset, 5.23%, 11/16/07	2,677
13,500	Lexington Parker Capital Co., 5.17%, 11/14/07	13,436
13,500	Liberty Street Funding Corp., 5.16%, 11/16/07	13,433
13,000	Sheffield Receivable Corp., 5.17%, 11/15/07	12,942
2,000	Three Pillars Funding, LLC, 5.22%, 11/05/07	1,991
8,000	Working Capital Management Co., 4.90%, 11/19/07	7,979
7,000	Working Capital Management Co., 4.97%, 11/21/07	6,979
		92,103
	Repurchase Agreements — 2.8%
24,582	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $24,585, collateralized by U.S. Government Agency Mortgages	24,582
25,000	Barclays Capital, New York, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $25,003, collateralized by U.S. Government Agency Mortgages	25,000
		49,582
	Time Deposits — 2.7%
10,000	Banesto Sa Madrid, 5.35%, 12/21/07	10,000
16,000	Bank of Nova Scotia, Toronto, 5.04%, 11/19/07	16,000
12,000	Lehman Brothers Bankhaus, AG, FRN, 4.59%, 12/11/07	12,000
10,000	Societe General, Montreal, 5.25%, 11/20/07	10,000
		48,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $305,649)	305,649
	Total Investments — 117.1% (Cost $1,230,577)	2,073,135
	Liabilities in Excess of Other Assets — (17.1)%	(303,126)
	NET ASSETS — 100.0%	$1,770,009

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following represents the allocations by industry for common stocks and other investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	16.2%
Oil, Gas & Consumable Fuels	6.9
Diversified Telecommunication	5.4
Insurance	5.1
Electric Utilities	4.7
Metals & Mining	4.7
Automobiles	4.4
Chemicals	3.7
Pharmaceuticals	3.4
Machinery	2.2
Industrial Conglomerates	2.1
Wireless Telecommunication Services	2.0
Capital Markets	1.9
Diversified Financial Services	1.7
Food & Staples Retailing	1.7
Media	1.7
Multi-Utilities	1.7
Food Products	1.6
Real Estate Management & Development	1.6
Household Durables	1.5
Beverages	1.3
Electrical Equipment	1.2
Electronic Equipment & Instruments	1.2
Construction & Engineering	1.2
Software	1.1
Trading Companies & Distributors	1.1
Communications Equipment	1.1
Construction Materials	1.0
Real Estate Investment Trusts	1.0
Other (less than 1.0%)	15.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
110	Dow Jones EURO STOXX 50	December, 2007	$7,177	$342
20	FTSE 100 Index	December, 2007	2,806	124
26	Topix Index	December, 2007	3,643	216
				$682

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2% (l)
		Common Stocks — 99.2%
		Australia — 2.3%
717		Macquarie Infrastructure Group	2,129
106		Woolworths Ltd.	3,333
			5,462
		Austria — 1.8%
31		Intercell AG (a)	1,275
38		OMV AG	2,852
			4,127
		Brazil — 0.6%
62		Cia Energetica de Minas Gerais S.A. ADR	1,350
		China — 0.8%
167		Parkson Retail Group Ltd.	1,900
		Cyprus — 1.4%
194		Marfin Popular Bank Public Co., Ltd., Class B	3,155
		Finland — 1.9%
94		Nokia OYJ	3,743
191		Ruukki Group OYJ	785
			4,528
		France — 9.8%
10		Alstom	2,326
10		Cie Generale de Geophysique-Veritas (a)	3,299
15		Compagnie Generale des Etablissements Michelin, Class B	1,975
17		Renault S.A. (c)	2,834
25		Sanofi-Aventis (c)	2,177
12		Schneider Electric S.A. (c)	1,684
39		Suez S.A.	2,525
76		Total S.A.	6,160
			22,980
		Germany — 13.0%
17		Allianz SE	3,801
47		Bayer AG	3,897
21		Continental AG	3,245
28		Daimler AG	3,123
40		Deutsche Lufthansa AG	1,188
21		E.ON AG	4,161
42		Lanxess AG	2,088
17		Merck KGaA	2,107
16		Muenchener Rueckversicherungs-Gesellschaft AG	3,053
28		Siemens AG	3,758
			30,421
		Greece — 0.5%
27		Folli-Follie S.A.	1,146
		Hong Kong — 1.0%
500		Li & Fung Ltd.	2,373
		Israel — 1.4%
345		Makhteshim-Agan Industries Ltd. (a)	3,316
		Italy — 2.0%
65		Banco Popolare Scarl (a)	1,549
395		Intesa Sanpaolo S.p.A.	3,135
			4,684
		Japan — 16.6%
138		Chugai Pharmaceutical Co., Ltd.	2,397
247		Daiwa Securities Group, Inc.	2,380
33		Elpida Memory, Inc. (a) (c)	1,125
285		Fukuoka Financial Group, Inc.	1,837
1		Japan Tobacco, Inc.	3,282
—	(h)	KDDI Corp.	1,480
203		Kirin Brewery Co., Ltd.	2,837
334		Kubota Corp.	2,804
101		Mitsubishi Estate Co., Ltd. (c)	3,028
241		Mitsubishi UFJ Financial Group, Inc.	2,408
668		Nippon Sheet Glass Co., Ltd.	4,078
113		Shiseido Co., Ltd.	2,720
—	(h)	Sumitomo Mitsui Financial Group, Inc.	2,138
33		TDK Corp.	2,675
—	(h)	West Japan Railway Co.	2,077
16		Yamada Denki Co., Ltd. (c)	1,617
			38,883
		Luxembourg — 1.5%
45		ArcelorMittal (c)	3,567
		Netherlands — 5.1%
96		ING Groep N.V. CVA	4,354
231		Koninklijke KPN N.V.	4,353
48		TNT N.V.	1,979
37		USG People N.V. (c)	1,132
			11,818
		Norway — 1.3%
160		Orkla ASA	3,000
		Singapore — 2.0%
673		CapitaMall Trust	1,718
1,032		Singapore Telecommunications Ltd.	2,934
			4,652
		South Korea — 2.1%
48		Hana Financial Group, Inc.	2,453
87		LG.Philips LCD Co., Ltd. ADR (a)	2,356
			4,809
		Spain — 3.0%
8		Acciona S.A.	2,330
217		Banco Santander Central Hispano S.A.	4,742
			7,072

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Sweden — 1.9%
108	Skanska AB, Class B	2,156
242	TeliaSonera AB	2,391
		4,547
	Switzerland — 3.3%
52	Credit Suisse Group	3,498
24	Roche Holding AG	4,129
		7,627
	Taiwan — 1.7%
19	HON HAI Precision Industry Co., Ltd. GDR	293
95	HON HAI Precision Industry Co., Ltd. GDR	1,438
211	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,251
		3,982
	United Kingdom — 24.2%
154	BAE Systems plc	1,600
229	BG Group plc	4,237
344	HSBC Holdings plc	6,823
70	Imperial Tobacco Group plc	3,565
79	InterContinental Hotels Group plc	1,850
294	International Power plc	3,002
558	Legal & General Group plc	1,629
326	Premier Foods plc	1,535
179	Prudential plc	2,923
292	Royal Bank of Scotland Group plc	3,156
87	Scottish & Southern Energy plc	2,826
68	Shire plc	1,708
415	Tesco plc	4,218
298	TUI Travel plc (a)	1,672
79	Vedanta Resources plc	3,631
1,986	Vodafone Group plc	7,825
353	Wm Morrison Supermarkets plc	2,176
125	Wolseley plc	2,175
		56,551
	Total Long-Term Investments (Cost $190,338)	231,950
Short-Term Investments — 4.2%
	Investment Company — 4.0%
9,401	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $9,401)	9,401

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.2%
	U.S. Treasury Bill — 0.2%
330	U.S. Treasury Bill, 4.85%, 01/17/08 (n) (Cost $327)	327
	Total Short-Term Investments (Cost $9,728)	9,728
Investments of Cash Collateral for Securities on Loan — 4.4%
	Certificate of Deposit — 0.2%
550	Deutsche Bank, New York, FRN, 5.03%, 01/22/08	550
	Repurchase Agreements — 4.2%
1,767	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $1,767, collateralized by U.S. Government Agency Mortgages	1,767
2,000	Barclays Capital, Inc., 4.92%, dated 10/31/07, due 11/01/07, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Bear Stearns Cos., Inc., 4.94%, dated 10/31/07, due 11/01/07, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Credit Suisse First Boston LLC, 4.95%, dated 10/31/07, due 11/01/07, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Lehman Brothers, Inc., 4.93%, dated 10/31/07, due 11/01/07, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
		9,767
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,317)	10,317
	Total Investments — 107.8% (Cost $210,383)	251,995
	Liabilities in Excess of Other Assets — (7.8)%	(18,169)
	NET ASSETS — 100.0%	$233,826

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	13.0%
Pharmaceuticals	5.7
Oil, Gas & Consumable Fuels	5.5
Insurance	4.7
Diversified Telecommunication	4.0
Food & Staples Retailing	4.0
Wireless Telecommunication Services	3.8
Chemicals	3.8
Electric Utilities	3.4
Industrial Conglomerates	3.1
Metals & Mining	3.0
Tobacco	2.8
Electronic Equipment & Instruments	2.8
Automobiles	2.4
Capital Markets	2.4
Auto Components	2.2
Construction & Engineering	1.9
Diversified Financial Services	1.8
Building Products	1.7
Electrical Equipment	1.7
Communications Equipment	1.5
Hotels Restaurants & Leisure	1.5
Semiconductors & Semiconductor	1.4
Energy Equipment & Services	1.4
Real Estate Management & Development	1.3
Independent Power Producers & Energy Traders	1.2
Beverages	1.2
Machinery	1.2
Personal Products	1.1
Multi-Utilities	1.0
Distributors	1.0
Other (less than 1.0%)	8.5
Short-Term Investments	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,466,774	AUD for
1,888,472	SGD	11/07/07	$1,306	$1,366	#	$60
9,642,191	AUD	11/07/07	8,205	8,978		773
13,881,766	CHF	11/07/07	11,603	11,988		385
14,172,496	EUR	11/07/07	19,889	20,531		642
2,853,054	GBP	11/07/07	5,734	5,932		198
11,915,427	HKD	11/07/07	1,526	1,538		12
1,246,368,583	JPY	11/07/07	10,864	10,810		(54)
5,122,600	NOK	11/07/07	955	954		(1)
6,497,232	SEK	11/07/07	967	1,023		56
480,547	SGD	11/07/07	318	332		14
			$61,367	$63,452		$2,085

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,430,000	CHF	11/07/07	$3,760	$3,826	$(66)
583,930	CHF	02/05/08	504	507	(3)
19,029,699	EUR	11/07/07	26,282	27,568	(1,286)
3,827,953	EUR	02/05/08	5,522	5,551	(29)
3,986,217	GBP	11/07/07	7,994	8,287	(293)
2,268,491	GBP	02/05/08	4,684	4,702	(18)
920,675,176	JPY	11/07/07	7,961	7,985	(24)
7,460,235	NOK	11/07/07	1,280	1,390	(110)
1,082,254	SGD	11/07/07	715	748	(33)
			$58,702	$60,564	$(1,862)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/07 of the currency being sold, and the value at 10/31/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1% (l)
		Common Stocks — 97.1%
		Australia — 11.2%
89		Centro Properties Group	585
136		CFS Retail Property Trust, Unit	310
90		GPT Group	390
783		ING Office Fund	1,320
161		Stockland	1,355
163		Tishman Speyer Office Fund	334
			4,294
		Austria — 2.5%
21		Conwert Immobilien Invest AG (a)	406
45		IMMOEAST AG (a)	549
			955
		Canada — 3.5%
44		Artis REIT	786
18		Huntingdon REIT, Unit	42
20		RioCan REIT	497
			1,325
		Cyprus — 0.5%
17		Mirland Development Corp. plc (a)	203
		Finland — 4.2%
68		Citycon OYJ	446
36		Sponda OYJ	498
49		Technopolis plc OYJ	465
7		YIT OYJ	210
			1,619
		France — 5.5%
3		Affine S.A.	208
5		Klepierre	289
6		Unibail-Rodamco	1,598
			2,095
		Germany — 4.6%
20		Alstria Office AG (a)	357
28		DIC Asset AG	934
13		GWB Immobilien AG (a)	175
7		IVG Immobilien AG	314
			1,780
		Hong Kong — 14.6%
323		Hang Lung Properties Ltd.	1,554
67		Henderson Land Development Co., Ltd.	601
171		New World Development Ltd.	616
174		Sino Land Co.	545
93		Sun Hung Kai Properties Ltd.	1,777
85		Wharf Holdings Ltd.	513
			5,606
		Japan — 27.7%
—	(h)	Global One Real Estate Investment Corp.	203
—	(h)	Japan Hotel and Resort, Inc.	271
—	(h)	MID REIT, Inc.	400
94		Mitsubishi Estate Co., Ltd.	2,818
96		Mitsui Fudosan Co., Ltd.	2,656
—	(h)	Nippon Building Fund, Inc.	1,015
16		Nomura Real Estate Holdings, Inc.	452
—	(h)	Pacific Management Corp.	437
37		Sumitomo Realty & Development Co., Ltd.	1,306
37		Tokyu Land Corp.	383
—	(h)	Tokyu REIT, Inc.	405
—	(h)	Top REIT, Inc.	247
2		Urban Corp.	28
			10,621
		Singapore — 9.4%
103		Ascendas REIT	186
700		Ascott Group Ltd. (The)	800
173		CapitaLand Ltd.	974
48		Keppel Land Ltd.	277
804		Macquarie MEAG Prime REIT	669
832		Mapletree Logistics Trust	693
			3,599
		South Africa — 3.0%
380		Growthpoint Properties Ltd., Unit	960
297		SA Corporate Real Estate Fund, Unit	192
			1,152
		Sweden — 2.1%
48		Fabege AB	578
6		Russian Real Estate Investment Co. AB (a)	230
			808
		United Kingdom — 8.3%
6		China Real Estate Opportunities Ltd. (a)	91
30		Great Portland Estates plc	355
25		InterContinental Hotels Group plc	575
25		Land Securities Group plc	871
23		Meinl European Land Ltd. (a)	323
97		Segro plc	946
			3,161
		Total Long-Term Investments (Cost $35,199)	37,218

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.6%
	Investment Company — 2.6%
1,002	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $1,002)	1,002
	Total Investments — 99.7% (Cost $36,201)	38,220
	Other Assets in Excess of Liabilities — 0.3%	103
	NET ASSETS — 100.0%	$38,323

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	57.3%
Shopping Centers	14.7
Office	10.4
Diversified	6.9
Industrials	5.9
Hotels	2.2
Short-Term Investments	2.6

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
415,526	AUD for
258,503	EUR	12/10/07	$375	$386	#	$11
212,365	AUD for
21,385,071	JPY	12/10/07	186	197	#	11
4,387,493	AUD	12/10/07	3,722	4,078		356
690,305	CAD	12/10/07	701	731		30
76,975	CHF	12/10/07	65	67		2
135,912	EUR for
21,838,400	JPY	12/10/07	190	197	#	7
1,711,049	EUR	12/10/07	2,434	2,480		46
200,170	GBP for
3,156,120	HKD	12/10/07	407	416	#	9
202,280	GBP for
46,943,526	JPY	12/10/07	409	420	#	11
1,737,590	GBP	12/10/07	3,505	3,609		104
5,145,044	HKD for
76,334,209	JPY	12/10/07	665	664	#	(1)
14,409,240	HKD	12/10/07	1,855	1,860		5
85,175,449	JPY for
363,903	GBP	12/10/07	756	742	#	(14)
48,016,836	JPY for
3,241,977	HKD	12/10/07	419	418	#	(1)
155,039,189	JPY	12/10/07	1,338	1,350		12
1,406,654	NOK	12/10/07	260	262		2
1,794,583	SGD	12/10/07	1,225	1,244		19
3,193,238	ZAR	12/10/07	484	488		4
			$18,996	$19,609		$613

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

Forward Foreign Currency Exchange Contracts (continued)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,111,157	AUD	12/10/07	$964	$1,033	$(69)
749,788	CAD	12/10/07	731	794	(63)
2,460,913	EUR	12/10/07	3,482	3,567	(85)
935,045	GBP	12/10/07	1,904	1,942	(38)
13,490,522	HKD	12/10/07	1,740	1,741	(1)
210,839,085	JPY	12/10/07	1,830	1,836	(6)
956,928	NOK	12/10/07	170	178	(8)
1,035,439	SEK	12/10/07	156	163	(7)
4,708,898	SGD	12/10/07	3,154	3,263	(109)
6,665,833	ZAR	12/10/07	923	1,019	(96)
			$15,054	$15,536	$(482)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/07 of the currency being sold, and the value at 10/31/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7% (l)
	Common Stocks — 98.7%
	Austria — 1.5%
216	OMV AG	16,188
	Belgium — 1.5%
490	Fortis	15,748
	Brazil — 2.1%
636	Cia Energetica de Minas Gerais S.A. ADR	13,734
56	Unibanco—Uniao de Bancos Brasileiros S.A. GDR	8,789
		22,523
	Canada — 0.4%
50	Domtar Canada Paper, Inc. (a)	427
458	Domtar Corp. (a)	3,953
		4,380
	Cyprus — 1.2%
798	Marfin Popular Bank Public Co., Ltd., Class B	12,994
	Finland — 1.7%
285	Nokia OYJ	11,305
1,591	Ruukki Group OYJ (c)	6,537
		17,842
	France — 7.3%
32	Cie Generale de Geophysique-Veritas (a)	10,516
97	Compagnie Generale des Etablissements Michelin, Class B (c)	13,039
81	Renault S.A. (c)	13,753
127	Suez S.A.	8,318
402	Total S.A.	32,417
		78,043
	Germany — 15.3%
95	Allianz SE (c)	21,497
161	Bayer AG	13,416
90	Continental AG (c)	13,582
261	Daimler AG	28,830
274	Deutsche Lufthansa AG	8,096
169	E.ON AG	32,999
147	Lanxess AG	7,291
74	Merck KGaA	9,317
101	Muenchener Rueckversicherungs-Gesellschaft AG	19,389
68	Siemens AG	9,342
		163,759
	Greece — 2.1%
118	Folli—Follie S.A.	5,093
111	National Bank of Greece S.A.	7,789
515	Sidenor Steel Products Manufacturing Co. S.A.	9,757
		22,639
	Hong Kong — 1.1%
598	Sun Hung Kai Properties Ltd.	11,428
	Israel — 1.2%
1,305	Makhteshim-Agan Industries Ltd. (a)	12,560
	Italy — 2.9%
351	Banco Popolare Scarl (a) (c)	8,429
2,796	Intesa Sanpaolo S.p.A.	22,179
		30,608
	Japan — 17.5%
199	Daikin Industries Ltd.	9,997
1,403	Daiwa Securities Group, Inc.	13,521
1,391	Fukuoka Financial Group, Inc. (c)	8,965
4	Japan Tobacco, Inc.	21,508
1	KDDI Corp.	7,840
1,246	Kirin Holdings Co. Ltd.	17,412
577	Mitsubishi Corp.	17,956
2,188	Mitsubishi UFJ Financial Group, Inc.	21,892
1	Nippon Building Fund, Inc.	11,010
3,081	Nippon Sheet Glass Co., Ltd.	18,807
1	Sumitomo Mitsui Financial Group, Inc.	10,108
162	TDK Corp.	13,328
3	West Japan Railway Co. (c)	15,148
		187,492
	Luxembourg — 1.2%
160	ArcelorMittal (c)	12,895
	Netherlands — 9.0%
664	ING Groep N.V. CVA	30,008
1,032	Koninklijke KPN N.V.	19,487
893	Royal Dutch Shell plc, Class A	39,171
189	TNT N.V.	7,742
		96,408
	Norway — 1.1%
642	Orkla ASA	12,012
	Singapore — 1.5%
5,773	Singapore Telecommunications Ltd.	16,417

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 1.1%
224	Hana Financial Group, Inc.	11,330
	Spain — 3.6%
1,744	Banco Santander S.A.	38,140
	Sweden — 0.7%
399	Skanska AB, Class B	7,931
	Switzerland — 2.1%
341	Credit Suisse Group	23,039
	Taiwan — 1.9%
537	Chunghwa Telecom Co., Ltd. ADR	10,316
964	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	10,266
		20,582
	United Kingdom — 20.7%
1,025	BAE Systems plc	10,651
909	Barclays plc	11,504
2,530	BP plc	32,912
274	British American Tobacco plc	10,442
2,238	HSBC Holdings plc	44,381
230	Imperial Tobacco Group plc	11,655
4,423	Legal & General Group plc	12,912
1,531	Premier Foods plc	7,202
2,211	Royal Bank of Scotland Group plc	23,878
355	Vedanta Resources plc	16,289
10,259	Vodafone Group plc	40,427
		222,253
	Total Long-Term Investments (Cost $922,150)	1,057,211
Short-Term Investments — 0.7%
	Investment Company — 0.5%
5,800	JPMorgan Prime Money Market Fund, Institutional Shares (b) (Cost $5,800)	5,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Bill — 0.2%
1,500	U.S. Treasury Bill, 4.26%, 01/17/08 (n) (Cost $1,488)	1,488
	Total Short-Term Investments (Cost $7,288)	7,288

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.9%
	Certificates of Deposit — 0.5%
500	Canadian Imperial Bank, New York, FRN, 4.62%, 02/14/08	500
400	Deutsche Bank, New York, FRN, 5.03%, 01/22/08 (Germany)	400
2,000	Natexis Banques Populaires, New York, FRN, 4.64%, 01/09/08	2,000
2,000	Unicredito Italiano, New York, FRN, 5.62%, 05/06/08 (Ireland)	2,010
		4,910
	Repurchase Agreements — 4.4%
7,638	Banc of America Securities LLC, 4.93%, dated 10/31/07, due 11/01/07, repurchase price $7,639 collateralized by U.S. Government Agency Mortgages	7,638
10,000	Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
10,000	Bear Stearns Cos., Inc., 4.94%, dated 10/31/07, due 11/01/07, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
10,000	Credit Suisse First Boston LLC, 4.95%, dated 10/31/07, due 11/01/07, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
10,000	Lehman Brothers, Inc., 4.93%, dated 10/31/07, due 11/01/07, repurchase price $10,001 collateralized by U.S. Government Agency Mortgages	10,000
		47,638
	Total Investment of Cash Collateral for Securities on Loan (Cost $52,548)	52,548
	Total Investments — 104.3% (Cost $981,986)	1,117,047
	Liabilities in Excess of Other Assets — (4.3)%	(45,548)
	NET ASSETS — 100.0%	$1,071,499

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	21.6%
Oil, Gas & Consumable Fuels	11.3
Insurance	5.1
Wireless Telecommunication Services	4.5
Electric Utilities	4.4
Diversified Telecommunication	4.3
Diversified Financial Services	4.3
Tobacco	4.1
Automobiles	4.0
Metals & Mining	3.7
Capital Markets	3.4
Chemicals	3.1
Building Products	2.7
Industrial Conglomerates	2.6
Auto Components	2.5
Trading Companies & Distributors	1.7
Beverages	1.6
Road & Rail	1.4
Electronic Equipment & Instruments	1.3
Real Estate Management & Development	1.1
Communications Equipment	1.1
Real Estate Investment Trusts	1.0
Aerospace & Defense	1.0
Energy Equipment & Services	1.0
Semiconductors & Semiconductor Equipment	1.0
Other (less than 1.0%)	5.5
Short-Term Investments	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
7,623,662	AUD for
48,710,921	HKD	11/21/07	$6,287	$7,093	#	$806
66,343,101	AUD	11/21/07	53,152	61,729		8,577
832,583	CAD	11/21/07	787	882		95
72,998,168	CHF	11/21/07	61,535	63,099		1,564
14,114,276	DKK	11/21/07	2,561	2,744		183
86,425,617	EUR	11/21/07	121,350	125,230		3,880
33,932,758	GBP	11/21/07	68,233	70,516		2,283
154,267,501	HKD	11/21/07	19,784	19,910		126
7,055,950,455	JPY	11/21/07	61,892	61,300		(592)
92,386,568	SEK	11/21/07	13,831	14,549		718
1,394,976	SGD	11/21/07	915	965		50
			$410,327	$428,017		$17,690

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,007,400	CAD	11/21/07	$3,733	$4,242	$(509)
22,598,856	CHF	11/21/07	19,314	19,534	(220)
152,777,488	EUR	11/21/07	210,015	221,374	(11,359)
49,045,234	GBP	11/21/07	99,418	101,921	(2,503)
51,920,250	HKD	11/21/07	6,658	6,701	(43)
9,540,000	ILS	11/21/07	2,264	2,414	(150)
6,206,316,076	JPY	11/21/07	54,063	53,919	144
15,281,150	NOK	11/21/07	2,574	2,846	(272)
			$398,039	$412,951	$(14,912)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/07 of the currency being sold, and the value at 10/31/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8% (l)
	Common Stocks — 98.4%
	Australia — 3.4%
1,320	AXA Asia Pacific Holdings Ltd.	10,099
290	Babcock & Brown Ltd.	8,389
982	BHP Billiton Ltd.	42,753
194	Commonwealth Bank of Australia	11,171
92	Macquarie Bank Ltd.	7,323
		79,735
	Austria — 0.7%
94	OMV AG	7,091
93	Voestalpine AG	8,417
		15,508
	Belgium — 0.4%
100	InBev N.V.	9,444
	Brazil — 0.9%
256	Cia Vale do Rio Doce ADR	9,629
142	Petroleo Brasileiro S.A. ADR	11,778
		21,407
	China — 0.6%
1,094	China Life Insurance Co. Ltd., Class H	7,302
2,170	Shimao Property Holdings Ltd.	7,767
		15,069
	Denmark — 1.7%
63	Carlsberg A/S, Class B	8,470
69	D/S Norden	8,595
212	D/S Torm A/S	8,918
69	Novo Nordisk A/S, Class B	8,661
109	Sydbank A/S	5,036
		39,680
	Egypt — 0.4%
46	Orascom Construction Industries GDR	8,383
	Finland — 2.0%
243	Elisa OYJ	7,234
817	Nokia OYJ	32,430
81	Wartsila OYJ, Class B	6,651
		46,315
	France — 8.1%
33	Alstom	7,926
237	AXA S.A.	10,623
201	BNP Paribas	22,232
79	Bouygues S.A.	7,648
76	Cie de Saint-Gobain	8,200
18	Cie Generale de Geophysique-Veritas (a)	5,763
67	CNP Assurances	8,510
69	Compagnie Generale des Etablissements Michelin, Class B	9,241
78	Electricite de France	9,384
265	France Telecom S.A.	9,789
116	Ipsen	6,612
52	Lafarge S.A.	8,426
44	Nexans S.A.	7,551
36	PPR	7,068
61	Renault S.A.	10,248
96	Sanofi-Aventis	8,454
54	Societe Generale	9,060
149	Suez S.A.	9,743
197	Total S.A.	15,871
197	Vivendi	8,916
		191,265
	Germany — 7.6%
65	Allianz SE	14,699
57	BASF AG	7,921
95	Bayer AG	7,964
192	Commerzbank AG	8,155
152	Daimler AG	16,797
84	Deutsche Bank AG	11,176
118	E.ON AG	23,158
125	Fresenius Medical Care AG & Co. KGaA	6,572
63	Linde AG	7,987
51	MAN AG	9,178
61	Merck KGaA	7,655
43	Muenchener Rueckversicherungs-Gesellschaft AG	8,158
37	Salzgitter AG	7,228
126	SGL Carbon AG (a)	7,418
131	Siemens AG	17,898
120	ThyssenKrupp AG	8,001
35	Volkswagen AG	10,061
		180,026
	Greece — 0.8%
123	National Bank of Greece S.A.	8,598
248	Piraeus Bank S.A.	9,982
48	Sidenor Steel Products Manufacturing Co. S.A.	910
		19,490
	Hong Kong — 4.6%
408	Cheung Kong Holdings Ltd.	8,003
1,548	China Everbright Ltd. (a)	6,962
463	China Mobile Ltd.	9,572
1,155	Citic Pacific Ltd.	7,283

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hong Kong — Continued
4,207	CNOOC Ltd.	9,092
432	Esprit Holdings Ltd.	7,215
1,744	Hang Lung Properties Ltd.	8,391
1,011	Henderson Land Development Co., Ltd.	9,063
1,184	Kingboard Chemicals Holdings Ltd.	7,777
657	Orient Overseas International Ltd.	6,783
400	Sun Hung Kai Properties Ltd.	7,644
679	Swire Pacific Ltd., Class A	9,690
1,666	Wharf Holdings Ltd.	10,045
		107,520
	India — 1.1%
112	ICICI Bank Ltd. ADR	7,767
178	Reliance Capital Ltd. GDR	9,611
66	Reliance Industries Ltd. GDR (e)	9,309
		26,687
	Ireland — 0.3%
314	Allied Irish Banks plc	7,906
	Israel — 0.4%
190	Teva Pharmaceutical Industries Ltd. ADR	8,382
	Italy — 3.3%
436	Banca Popolare di Milano SCRL	6,863
772	Enel S.p.A.	9,262
357	ENI S.p.A.	13,048
267	Fiat S.p.A.	8,644
247	Fondiaria-Sai S.p.A.	8,434
1,946	Intesa Sanpaolo S.p.A.	15,434
3,097	Telecom Italia S.p.A. RNC	8,020
1,082	UniCredito Italiano S.p.A.	9,306
		79,011
	Japan — 18.2%
191	Aisin Seiki Co., Ltd.	7,861
186	Astellas Pharma, Inc.	8,243
505	Chugoku Bank Ltd. (The)	7,329
692	Daihatsu Motor Co., Ltd.	7,390
139	Daikin Industries Ltd.	7,016
1	East Japan Railway Co.	8,204
299	Futaba Industrial Co., Ltd.	8,414
214	Hitachi Construction Machinery Co., Ltd.	8,781
252	Honda Motor Co., Ltd.	9,422
59	Ibiden Co., Ltd.	4,959
647	ITOCHU Corp.	8,176
1	Japan Tobacco, Inc.	8,166
122	JFE Holdings, Inc.	7,142
1,332	Joyo Bank Ltd. (The)	8,260
560	Kawasaki Kisen Kaisha Ltd.	7,773
276	Komatsu Ltd.	9,247
816	Kyowa Hakko Kogyo Co., Ltd.	8,908
181	Makita Corp.	8,734
885	Mitsubishi Chemical Holdings Corp.	7,323
357	Mitsubishi Corp.	11,115
629	Mitsubishi Electric Corp.	7,669
1,448	Mitsubishi Materials Corp.	8,477
379	Mitsui & Co., Ltd.	9,831
508	Mitsui OSK Lines Ltd.	8,396
211	Mitsumi Electric Co., Ltd.	9,727
98	Nidec Corp.	7,341
227	Nikon Corp.	7,285
17	Nintendo Co., Ltd.	10,860
801	Nippon Mining Holdings, Inc.	7,571
934	Nippon Oil Corp.	8,272
1,099	Nippon Steel Corp.	7,305
2	Nippon Telegraph & Telephone Corp.	7,025
301	Nipro Corp.	5,743
805	Nissan Motor Co., Ltd.	9,232
274	Nissin Kogyo Co., Ltd.	7,157
472	Nomura Holdings, Inc.	8,411
198	Olympus Corp.	8,246
1	Sapporo Hokuyo Holdings, Inc.	7,678
86	Shin-Etsu Chemical Co., Ltd.	5,529
160	Sony Corp.	7,912
462	Sumitomo Corp.	8,043
391	Sumitomo Metal Mining Co., Ltd.	8,725
2	Sumitomo Mitsui Financial Group, Inc.	16,579
258	Suzuki Motor Corp.	8,470
121	Takeda Pharmaceutical Co., Ltd.	7,546
595	Tokyo Tatemono Co., Ltd.	7,655
858	Toshiba Corp.	7,266
404	Toyota Motor Corp.	23,115
316	Yamaha Corp.	7,359
221	Yamatake Corp.	6,929
1,036	Yokohama Rubber Co., Ltd. (The)	7,721
		431,538
	Luxembourg — 0.8%
127	ArcelorMittal	10,135
378	SES FDR	9,359
		19,494
	Mexico — 0.2%
70	America Movil S.A.B. de C.V., Series L ADR	4,600

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Netherlands — 4.5%
220	ASML Holding N.V.	7,671
70	Fugro N.V., CVA	6,183
122	Heineken N.V.	8,565
334	ING Groep N.V. CVA	15,093
375	Koninklijke KPN N.V.	7,074
231	Koninklijke Philips Electronics N.V.	9,553
108	Nutreco Holding N.V.	7,398
1,038	Royal Dutch Shell plc, Class B	45,300
		106,837
	Norway — 1.7%
258	Hafslund ASA, Class B	7,659
504	Norsk Hydro ASA	7,407
447	Orkla ASA	8,364
240	StatoilHydro ASA	8,162
411	Telenor ASA (a)	9,668
		41,260
	Portugal — 0.4%
1,443	Energias de Portugal S.A.	9,297
	Russia — 0.7%
95	Mechel ADR	7,957
24	MMC Norilsk Nickel ADR	7,549
		15,506
	Singapore — 1.6%
1,645	CapitaLand Ltd.	9,262
2,671	Neptune Orient Lines Ltd.	9,568
1,563	Singapore Petroleum Co., Ltd.	8,926
3,397	Singapore Telecommunications Ltd.	9,660
		37,416
	South Korea — 0.3%
2,874	STX Pan Ocean Co Ltd	7,393
	Spain — 3.7%
494	Banco Bilbao Vizcaya Argentaria S.A.	12,506
1,091	Banco Santander Central Hispano S.A.	23,865
108	Inditex S.A.	8,044
1,622	Mapfre S.A.	7,652
183	Repsol YPF S.A.	7,232
877	Telefonica S.A.	29,033
		88,332
	Sweden — 2.0%
123	Alfa Laval AB	9,824
476	Nordea Bank AB	8,527
377	Sandvik AB	7,166
188	Ssab Svenskt Stal AB, Class A	6,129
198	Swedbank AB, Class A	6,206
971	TeliaSonera AB	9,578
		47,430
	Switzerland — 8.3%
338	ABB Ltd.	10,213
134	Actelion Ltd. (a)	6,669
118	Compagnie Financiere Richemont AG, Class A, Unit	8,459
260	Credit Suisse Group	17,568
72	Holcim Ltd.	8,267
120	Julius Baer Holding AG	10,403
78	Nestle S.A.	36,244
387	Novartis AG	20,585
119	Roche Holding AG	20,394
17	St Galler Kantonalbank (a)	7,260
23	Swatch Group AG	7,380
33	Swiss Life Holding (a)	8,998
93	Swiss Reinsurance	8,735
281	UBS AG	15,051
30	Zurich Financial Services AG	9,000
		195,226
	Taiwan — 0.6%
369	AU Optronics Corp. ADR	8,013
278	HON HAI Precision Industry Co., Ltd. GDR	4,220
177	HON HAI Precision Industry Co., Ltd. GDR	2,681
		14,914
	United Arab Emirates — 0.3%
657	Lamprell plc	6,571
	United Kingdom — 18.8%
367	3i Group plc	8,297
1,264	Amlin plc	8,476
592	Antofagasta plc	10,350
349	Autonomy Corp. plc (a)	7,160
674	BAE Systems plc	7,004
1,099	Barclays plc	13,904
487	BG Group plc	9,023
3,073	BP plc	39,978
192	British American Tobacco plc	7,297
1,281	BT Group plc	8,705
1,064	Centrica plc	8,179
1,734	Game Group plc	7,227
823	GlaxoSmithKline plc	21,138
502	HBOS plc	9,153
2,321	HSBC Holdings plc	46,015

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
905	International Power plc	9,228
664	John Wood Group plc	5,788
197	Kazakhmys plc	6,074
865	Lloyds TSB Group plc	9,828
811	Man Group plc	9,969
489	Mitchells & Butlers plc	6,794
288	National Express Group plc	7,920
613	Prudential plc	10,018
160	Rio Tinto plc	15,032
1,918	Royal Bank of Scotland Group plc	20,710
315	SABMiller plc	9,497
329	Schroders plc	10,589
270	Shire plc	6,767
315	Standard Chartered plc	12,265
1,627	Tesco plc	16,552
304	Unilever plc	10,314
189	Vedanta Resources plc	8,680
10,378	Vodafone Group plc	40,896
379	Weir Group plc (The)	7,005
1,408	Wm Morrison Supermarkets plc	8,692
		444,524
	Total Common Stocks (Cost $1,879,840)	2,326,166
	Preferred Stock — 0.4%
	Germany — 0.4%
4	Porsche AG (Cost $4,883)	9,733
	Total Investments — 98.8% (Cost $1,884,723)	2,335,899
	Other Assets in Excess of Liabilities — 1.2%	28,744
	NET ASSETS — 100%	$2,364,643

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.2%
Oil, Gas & Consumable Fuels	9.0
Metals & Mining	8.0
Pharmaceuticals	5.7
Insurance	5.2
Automobiles	4.8
Diversified Telecommunication	4.5
Capital Markets	4.2
Real Estate Management & Development	3.3
Wireless Telecommunication Services	2.7
Electric Utilities	2.5
Machinery	2.5
Food Products	2.3
Marine	2.1
Electronic Equipment & Instruments	1.8
Electrical Equipment	1.7
Auto Components	1.7
Diversified Financial Services	1.7
Trading Companies & Distributors	1.6
Chemicals	1.6
Beverages	1.5
Industrial Conglomerates	1.4
Communications Equipment	1.4
Household Durables	1.1
Food & Staples Retailing	1.1
Energy Equipment & Services	1.0
Specialty Retail	1.0
Other (less than 1.0%)	10.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

JPMorgan International Equity Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2007 (continued)

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Fund	Market Value		Percentage
Emerging Markets Equity Fund	$435		0.1%
International Equity Fund	—	(h)	—	(g)
International Equity Index Fund	276		—	(g)

In addition, the market value and percentage based on net assets of the investments that are fair valued under the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Market Value	Percentage
Emerging Markets Equity Fund	$376,390	60.4%
International Equity Fund	3,360,619	95.1
International Equity Index Fund	1,690,475	95.5
International Opportunities Fund	225,700	96.5
International Realty Fund	35,893	93.7
International Value Fund	1,009,725	94.2
Intrepid International Fund	2,238,578	94.7

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

(x)	— Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2007.

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

FDR	— Fiduciary Depositary Receipts

FRN	— Floating Rate Note. The rate shown is the rate in effect as of October 31, 2007.

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

ILS	— Isreali Shekel

JPY	— Japanese Yen

NOK	— Norwegian Krone

REIT	— Real Estate Investment Trust

RNC	— Risparmio Non-Convertible Savings Shares

SDR	— Special Drawing Rights

SEK	— Swedish Krona

SGD	— Singapore Dollar

VVPR	— Strip Security which, when held with a corresponding ordinary share, entitles the owner to a reduced withholding tax rate of 15%, rather than 25%, on the dividend paid by the company.

ZAR	— South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$614,376	$3,890,408	$2,061,263		$242,594
Investments in affiliates, at value	12,178	—	11,872		9,401
Total investment securities, at value	626,554	3,890,408	2,073,135		251,995
Cash	79	—	1		187
Foreign currency, at value	960	275	6,227		443
Receivables:
Investment securities sold	4,030	107,082	1,791		10,093
Fund shares sold	4,497	1,115	1,100		143
Interest and dividends	741	7,540	2,260		350
Tax reclaims	1	735	350		31
Variation margin on futures contracts	—	—	130		—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—		2,140
Prepaid expenses and other assets	—	1	—	(c)	—
Total Assets	636,862	4,007,156	2,084,994		265,382

LIABILITIES:
Payables:
Due to custodian	—	51,126	—		—
Investment securities purchased	1,383	40,256	1,535		19,063
Collateral for securities lending program	10,586	349,407	305,649		10,317
Fund shares redeemed	872	28,156	6,269		8
Deferred India capital gains tax	165	—	—		—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—		1,917
Accrued liabilities:
Investment advisory fees	497	1,930	809		114
Administration fees	51	284	152		8
Shareholder servicing fees	98	602	38		16
Distribution fees	26	84	56		4
Custodian and accounting fees	183	529	327		39
Trustees’ and Chief Compliance Officer’s fees	1	12	5		2
Other	102	423	145		68
Total Liabilities	13,964	472,809	314,985		31,556
Net Assets	$622,898	$3,534,347	$1,770,009		$233,826

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund	International Opportunities Fund
NET ASSETS:
Paid in capital	$333,452	$1,710,405	$823,185	$232,110
Accumulated undistributed (distributions in excess of) net investment income	676	6,886	20,350	2,993
Accumulated net realized gains (losses)	(14,401)	544,155	83,037	(43,126)
Net unrealized appreciation (depreciation)	303,171	1,272,901	843,437	41,849
Total Net Assets	$622,898	$3,534,347	$1,770,009	$233,826
Net Assets:
Class A	$62,409	$181,682	$139,828	$13,255
Class B	15,402	13,236	21,693	2,023
Class C	9,519	61,023	23,567	77
Class R5 (a)	—	76,309	—	—
Select Class	341,701	3,202,097	1,584,921	63,875
Institutional Class	193,867	—	—	154,596
Total	$622,898	$3,534,347	$1,770,009	$233,826

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,383	4,268	4,183	720
Class B	595	314	694	111
Class C	369	1,455	725	4
Class R5 (a)	—	1,786	—	—
Select Class	12,877	74,960	47,094	3,433
Institutional Class	7,234	—	—	8,260

Net Asset Value:
Class A — Redemption price per share	$26.19	$42.57	$33.43	$18.40
Class B — Offering price per share (b)	25.89	42.13	31.25	18.20
Class C — Offering price per share (b)	25.80	41.95	32.52	18.21
Class R5 (a) — Offering price per share	—	42.72	—	—
Select Class — Offering and redemption price per share	26.54	42.72	33.65	18.60
Institutional Class — Offering and redemption price per share	26.80	—	—	18.72
Class A Maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A Maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$27.64	$44.93	$35.28	$19.42

Cost of investments	$323,237	$2,617,570	$1,230,577	$210,383
Cost of foreign currency	941	225	6,057	435
Market value of securities on loan	10,270	335,900	293,166	9,828

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based on length of time shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2007 (continued)

(Amounts in thousands, except per share amounts)

	International Realty Fund		International Value Fund		Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$37,218		$1,111,247		$2,335,899
Investments in affiliates, at value	1,002		5,800		—
Total investment securities, at value	38,220		1,117,047		2,335,899
Cash	227		149		15,465
Foreign currency, at value	22		16		54
Receivables:
Investment securities sold	2,823		—	(c)	44,689
Fund shares sold	137		3,906		6,043
Interest and dividends	85		1,500		3,440
Tax reclaims	2		101		1,117
Unrealized appreciation on forward foreign currency exchange contracts	629		18,426		—
Due from advisor	9		—		—
Total Assets	42,154		1,141,145		2,406,707

LIABILITIES:
Payables:
Investment securities purchased	3,200		—		38,233
Collateral for securities lending program	—		52,548		—
Fund shares redeemed	27		327		1,219
Unrealized depreciation on forward foreign currency exchange contracts	498		15,648		—
Accrued liabilities:
Investment advisory fees	—		521		1,655
Administration fees	—		88		45
Shareholder servicing fees	5		195		421
Distribution fees	9		40		8
Custodian and accounting fees	47		169		356
Trustees’ and Chief Compliance Officer’s fees	—	(c)	1		2
Other	45		109		125
Total Liabilities	3,831		69,646		42,064
Net Assets	$38,323		$1,071,499		$2,364,643

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Realty Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$37,092	$873,188	$1,867,439
Accumulated undistributed (distributions in excess of) net investment income	917	10,033	17,708
Accumulated net realized gains (losses)	(1,830)	50,428	28,246
Net unrealized appreciation (depreciation)	2,144	137,850	451,250
Total Net Assets	$38,323	$1,071,499	$2,364,643

Net Assets:
Class A	$9,333	$106,228	$24,750
Class B	—	14,604	—
Class C	12,223	17,193	4,861
Class R5 (a)	8,148	—	—
Select Class	8,619	732,412	1,966,815
Institutional Class	—	201,062	368,217
Total	$38,323	$1,071,499	$2,364,643

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	545	5,097	898
Class B	—	714	—
Class C	717	844	178
Class R5 (a)	474	—	—
Select Class	502	34,855	70,336
Institutional Class	—	9,523	13,128

Net Asset Value:
Class A — Redemption price per share	$17.12	$20.84	$27.57
Class B — Offering price per share (b)	—	20.46	—
Class C — Offering price per share (b)	17.04	20.36	27.33
Class R5 (a) — Offering price per share	17.18	—	—
Select Class — Offering and redemption price per share	17.16	21.01	27.96
Institutional Class — Offering and redemption price per share	—	21.11	28.05
Class A Maximum sales charge	5.25%	5.25%	5.25%
Class A Maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.07	$21.99	$29.10

Cost of investments	$36,201	$981,986	$1,884,723
Cost of foreign currency	22	16	54
Market value of securities on loan	—	50,469	—

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund		International Equity Index Fund	International Opportunities Fund
INVESTMENT INCOME:
Dividend income	$9,239	$105,325		$45,276	$5,406
Dividend income from affiliates (a)	99	5		652	296
Interest income	273	482		166	20
Income from securities lending (net)	25	5,528		2,549	248
Foreign taxes withheld	(399)	(8,997)		(4,855)	(436)
Total investment income	9,237	102,343		43,788	5,534

EXPENSES:
Investment advisory fees	4,814	32,842		8,636	1,137
Administration fees	478	4,080		1,559	188
Distribution fees:
Class A	95	409		294	31
Class B	83	95		161	13
Class C	37	400		140	—	(c)
Shareholder servicing fees:
Class A	95	409		294	31
Class B	28	32		54	4
Class C	12	134		46	—	(c)
Class R5 (b)	—	27		—	—
Select Class	735	9,555		3,531	151
Institutional Class	133	—		—	115
Custodian and accounting fees	675	2,003		1,167	160
Interest expense	18	281		1	12
Professional fees	75	150		106	69
Trustees’ and Chief Compliance Officer’s fees	5	46		24	2
Printing and mailing costs	55	343		84	26
Registration and filing fees	47	57		59	32
Transfer agent fees	188	1,311		507	70
Other	18	69		39	7
Total expenses	7,591	52,243		16,702	2,048
Less amounts waived	(3)	(7,616)		(3,147)	(88)
Less earnings credits	—	—	(c)	(1)	—
Less reimbursement for legal matters	—	—	(c)	— (c)	—
Net expenses	7,588	44,627		13,554	1,960
Net investment income (loss)	1,649	57,716		30,234	3,574

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Emerging Markets Equity Fund		International Equity Fund	International Equity Index Fund	International Opportunities Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$34,854		$554,078	$85,217	$24,374
Futures	—		—	710	(219)
Foreign currency transactions	(96)		1,385	403	143
Net realized gain (loss)	34,758		555,463	86,330	24,298
Change in net unrealized appreciation (depreciation) of:
Investments	198,652	(d)	138,980	285,349	12,061
Futures	—		—	210	9
Foreign currency translations	18		(20)	148	98
Change in net unrealized appreciation (depreciation)	198,670		138,960	285,707	12,168
Net realized/unrealized gains (losses)	233,428		694,423	372,037	36,466
Change in net assets resulting from operations	$235,077		$752,139	$402,271	$40,040

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

(d)	Net of deferred India capital gains tax of approximately $165,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED OCTOBER 31, 2007 (continued)

(Amounts in thousands)

	International Realty Fund (a)	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income	$536	$17,318	$42,101
Dividend income from affiliates (b)	6	1,241	—
Interest income	20	55	902
Income from securities lending (net)	—	629	—
Foreign taxes withheld	(38)	(1,571)	(3,512)
Total investment income	524	17,672	39,491

EXPENSES:
Investment advisory fees	159	3,810	14,066
Administration fees	17	629	1,641
Distribution fees:
Class A	11	150	41
Class B	—	84	—
Class C	41	70	24
Shareholder servicing fees:
Class A	11	150	41
Class B	—	28	—
Class C	14	24	8
Class R5 (c)	2	—	—
Select Class	11	1,173	3,456
Institutional Class	—	85	253
Custodian and accounting fees	147	548	1,098
Interest expense	1	3	2
Professional fees	74	83	94
Trustees’ and Chief Compliance Officer’s fees	— (d)	7	19
Printing and mailing costs	23	60	69
Registration and filing fees	81	112	36
Transfer agent fees	102	93	159
Other	8	13	38
Total expenses	702	7,122	21,045
Less amounts waived	(184)	(4)	(923)
Less earnings credits	—	—	(2)
Less expense reimbursements	(269)	—	—
Net expenses	249	7,118	20,120
Net investment income (loss)	275	10,554	19,371

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Realty Fund (a)	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$(1,240)	$51,510	$39,422
Futures	—	1,886	192
Foreign currency transactions	60	(2,079)	(502)
Net realized gain (loss)	(1,180)	51,317	39,112

Change in net unrealized appreciation (depreciation) of:
Investments	2,019	90,201	350,018
Foreign currency translations	125	2,484	77
Change in net unrealized appreciation (depreciation)	2,144	92,685	350,095
Net realized/unrealized gains (losses)	964	144,002	389,207
Change in net assets resulting from operations	$1,239	$154,556	$408,578

(a)	Commencement of operations was November 30, 2006.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,649	$1,891	$57,716	$54,828
Net realized gain (loss)	34,758	799	555,463	188,579
Change in net unrealized appreciation (depreciation)	198,670	78,478	138,960	550,234
Change in net assets from operations	235,077	81,168	752,139	793,641

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(88)	(21)	(2,197)	(1,594)
From net realized gains	—	—	(6,336)	(2,257)
Class B
From net investment income	—	—	(134)	(87)
From net realized gains	—	—	(517)	(217)
Class C
From net investment income	(8)	—	(584)	(353)
From net realized gains	—	—	(2,041)	(467)
Class R5 (a)
From net investment income	—	—	(946)	(165)
From net realized gains	—	—	(1,487)	—
Select Class
From net investment income	(1,389)	(439)	(55,039)	(55,148)
From net realized gains	—	—	(176,774)	(43,903)
Institutional Class
From net investment income	(647)	(258)	—	—
Total distributions to shareholders	(2,132)	(718)	(246,055)	(104,191)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,228)	110,320	(1,299,200)	951,792

NET ASSETS:
Change in net assets	230,717	190,770	(793,116)	1,641,242
Beginning of period	392,181	201,411	4,327,463	2,686,221
End of period	$622,898	$392,181	$3,534,347	$4,327,463
Accumulated undistributed (distributions in excess of) net investment income	$676	$1,259	$6,886	$6,685

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Equity Index Fund			International Opportunities Fund
	Year Ended 10/31/2007	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,234	$4,723	$22,191	$3,574	$1,586
Net realized gain (loss)	86,330	8,143	34,464	24,298	37,741
Change in net unrealized appreciation (depreciation)	285,707	95,755	206,792	12,168	(1,857)
Change in net assets from operations	402,271	108,621	263,447	40,040	37,470

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,085)	—	(1,058)	(124)	(115)
From net realized gains	(597)	—	—	—	—
Class B
From net investment income	(302)	—	(210)	(10)	(11)
From net realized gains	(129)	—	—	—	—
Class C
From net investment income	(203)	—	(93)	— (b)	—
From net realized gains	(85)	—	—	— (b)	—
Select Class
From net investment income	(27,192)	—	(17,661)	(722)	(1,315)
From net realized gains	(7,136)	—	—	—	—
Institutional Class
From net investment income	—	—	—	(1,268)	(1,174)
Total distributions to shareholders	(37,729)	—	(19,022)	(2,124)	(2,615)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	35,629	(24,048)	92,340	50,514	(30,265)

NET ASSETS:
Change in net assets	400,171	84,573	336,765	88,430	4,590
Beginning of period	1,369,838	1,285,265	948,500	145,396	140,806
End of period	$1,770,009	$1,369,838	$1,285,265	$233,826	$145,396
Accumulated undistributed (distributions in excess of) net investment income	$20,350	$18,625	$13,802	$2,993	$1,368

(a)	The Fund changed its fiscal year end from June 30 to October 31.

(b)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund (a)	International Value Fund
	Period Ended 10/31/2007	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$275	$10,554	$4,939
Net realized gain (loss)	(1,180)	51,317	19,213
Change in net unrealized appreciation (depreciation)	2,144	92,685	32,152
Change in net assets from operations	1,239	154,556	56,304

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (c)	(309)	(45)
Class B
From net investment income	—	(68)	(15)
Class C
From net investment income	— (c)	(51)	—
Class R5 (b)
From net investment income	(1)	—	—
Select Class
From net investment income	(8)	(3,635)	(785)
Institutional Class
From net investment income	—	(743)	(548)
Total distributions to shareholders	(9)	(4,806)	(1,393)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	37,093	577,600	198,135

NET ASSETS:
Change in net assets	38,323	727,350	253,046
Beginning of period	—	344,149	91,103
End of period	$38,323	$1,071,499	$344,149
Accumulated undistributed (distributions in excess of) net investment income	$917	$10,033	$4,003

(a)	Commencement of operations was November 30, 2006.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Intrepid International Fund (a)
	Year Ended 10/31/2007	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,371	$8,143
Net realized gain (loss)	39,112	10,135
Change in net unrealized appreciation (depreciation)	350,095	79,361
Change in net assets from operations	408,578	97,639

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(62)	(27)
Class C
From net investment income	(14)	—
Select Class
From net investment income	(7,852)	—
Institutional Class
From net investment income	(1,675)	(1,598)
Total distributions to shareholders	(9,603)	(1,625)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	933,333	830,023

NET ASSETS:
Change in net assets	1,332,308	926,037
Beginning of period	1,032,335	106,298
End of period	$2,364,643	$1,032,335
Accumulated undistributed (distributions in excess of) net investment income	$17,708	$8,200

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund			International Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006		Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30,072	$21,007		$62,632	$60,687
Dividends and distributions reinvested	78	16		5,667	1,953
Cost of shares redeemed	(12,387)	(7,943)		(48,781)	(77,282)
Redemption fees	2	2		5	7
Change in net assets from Class A capital transactions	$17,765	$13,082		$19,523	$(14,635)

Class B
Proceeds from shares issued	$4,689	$6,116		$2,496	$4,063
Dividends and distributions reinvested	—	—		511	256
Cost of shares redeemed	(3,483)	(1,926)		(3,070)	(7,150)
Redemption fees	1	1		— (c)	1
Change in net assets from Class B capital transactions	$1,207	$4,191		$(63)	$(2,830)

Class C
Proceeds from shares issued	$6,299	$1,884	(b)	$17,452	$19,996
Dividends and distributions reinvested	8	—	(b)	989	237
Cost of shares redeemed	(1,216)	(120	)(b)	(10,338)	(5,939)
Redemption fees	— (c)	—	(b)(c)	2	2
Change in net assets from Class C capital transactions	$5,091	$1,764		$8,105	$14,296

Class R5 (a)
Proceeds from shares issued	$—	$—		$51,775	$28,908	(d)
Dividends and distributions reinvested	—	—		2,433	165	(d)
Cost of shares redeemed	—	—		(15,543)	(538	)(d)
Redemption fees	—	—		2	1	(d)
Change in net assets from Class R5 capital transactions	$—	$—		$38,667	$28,536

Select Class
Proceeds from shares issued	$90,033	$134,767		$328,131	$876,477
Subscriptions in-kind (Note 9)	—	—		—	841,540
Dividends and distributions reinvested	301	130		61,145	32,762
Cost of shares redeemed	(152,233)	(51,416)		(1,754,823)	(824,562)
Redemption fees	15	26		115	208
Change in net assets from Select Class capital transactions	$(61,884)	$83,507		$(1,365,432)	$926,425

Institutional Class
Proceeds from shares issued	$62,787	$14,848		$—	$—
Dividends and distributions reinvested	506	205		—	—
Cost of shares redeemed	(27,707)	(7,287)		—	—
Redemption fees	7	10		—	—
Change in net assets from Institutional Class capital transactions	$35,593	$7,776		$—	$—

Total change in net assets from capital transactions	$(2,228)	$110,320		$(1,299,200)	$951,792

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Commencement of offering of class of shares effective February 28, 2006

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Emerging Markets Equity Fund			International Equity Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006		Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	1,426	1,406		1,609	1,753
Reinvested	4	1		149	59
Redeemed	(613)	(527)		(1,248)	(2,220)
Change in Class A Shares	817	880		510	(408)

Class B
Issued	228	417		64	118
Reinvested	—	—		14	8
Redeemed	(175)	(131)		(79)	(218)
Change in Class B Shares	53	286		(1)	(92)

Class C
Issued	310	125	(b)	452	582
Reinvested	— (d)	—	(b)	27	7
Redeemed	(58)	(8	)(b)	(266)	(174)
Change in Class C Shares	252	117		213	415

Class R5 (a)
Issued	—	—		1,311	821	(c)
Reinvested	—	—		63	4	(c)
Redeemed	—	—		(399)	(14	)(c)
Change in Class R5 Shares	—	—		975	811

Select Class
Issued	4,502	9,008		8,465	25,392
Subscriptions in-kind (Note 9)	—	—		—	24,614
Reinvested	17	9		1,609	992
Redeemed	(7,503)	(3,510)		(44,029)	(23,631)
Change in Select Class Shares	(2,984)	5,507		(33,955)	27,367

Institutional Class
Issued	3,027	976		—	—
Reinvested	28	15		—	—
Redeemed	(1,304)	(479)		—	—
Change in Institutional Class Shares	1,751	512		—	—

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Commencement of offering of class of shares effective February 28, 2006

(c)	Commencement of offering of class of shares effective May 15, 2006.

(d)	Amounts round to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund			International Opportunities Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 10/31/2007		Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,234	$12,632	$41,841	$2,533		$2,639
Dividends and distributions reinvested	2,333	—	911	117		104
Cost of shares redeemed	(41,788)	(9,780)	(23,029)	(3,173)		(1,682)
Redemption fees	3	—	2	—	(b)	1
Change in net assets from Class A capital transactions	$20,782	$2,852	$19,725	$(523)		$1,062

Class B
Proceeds from shares issued	$5,668	$1,173	$9,510	$713		$554
Dividends and distributions reinvested	399	—	194	10		10
Cost of shares redeemed	(9,450)	(2,829)	(5,219)	(438)		(440)
Redemption fees	1	—	1	—	(b)	— (b)
Change in net assets from Class B capital transactions	$(3,382)	$(1,656)	$4,486	$285		$124

Class C
Proceeds from shares issued	$9,844	$946	$4,201	$74	(c)	$—
Dividends and distributions reinvested	248	—	82	—	(c)	—
Cost of shares redeemed	(4,558)	(839)	(2,958)	—	(c)	—
Redemption fees	1	—	1	—	(c)	—
Change in net assets from Class C capital transactions	$5,535	$107	$1,326	$74		$—

Select Class
Proceeds from shares issued	$249,754	$28,636	$261,045	$4,402		$2,756
Dividends and distributions reinvested	2,692	—	143	538		901
Cost of shares redeemed	(239,792)	(53,987)	(194,423)	(8,613)		(39,041)
Redemption fees	40	—	38	1		4
Change in net assets from Select Class capital transactions	$12,694	$(25,351)	$66,803	$(3,672)		$(35,380)

Institutional Class
Proceeds from shares issued	$—	$—	$—	$76,339		$36,947
Dividends and distributions reinvested	—	—	—	736		486
Cost of shares redeemed	—	—	—	(22,727)		(33,508)
Redemption fees	—	—	—	2		4
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$54,350		$3,929

Total change in net assets from capital transactions	$35,629	$(24,048)	$92,340	$50,514		$(30,265)

(a)	The fund changed its fiscal year end from June 30 to October 31.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Equity Index Fund			International Opportunities Fund
	Year Ended 10/31/2007	Year Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	2,051	499	1,806	153	191
Reinvested	85	—	40	7	8
Redeemed	(1,400)	(400)	(1,001)	(190)	(125)
Change in Class A Shares	736	99	845	(30)	74

Class B
Issued	205	50	439	43	40
Reinvested	15	—	9	— (b)	1
Redeemed	(336)	(122)	(241)	(26)	(32)
Change in Class B Shares	(116)	(72)	207	17	9

Class C
Issued	340	38	183	4 (c)	—
Reinvested	9	—	4	— (c)	—
Redeemed	(159)	(34)	(133)	— (c)	—
Change in Class C Shares	190	4	54	4	—

Select Class
Issued	8,483	1,132	11,321	267	209
Reinvested	95	—	6	34	72
Redeemed	(7,925)	(2,124)	(8,565)	(512)	(2,937)
Change in Select Class Shares	653	(992)	2,762	(211)	(2,656)

Institutional Class
Issued	—	—	—	4,493	2,640
Reinvested	—	—	—	46	39
Redeemed	—	—	—	(1,360)	(2,499)
Change in Institutional Class Shares	—	—	—	3,179	180

(a)	The Fund changed its fiscal year end from June 30 to October 31.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund (a)	International Value Fund
	Period Ended 10/31/2007	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,873	$84,842	$20,265
Dividends and distributions reinvested	— (c)	207	32
Cost of shares redeemed	(1,686)	(15,219)	(2,597)
Redemption fees	2	7	2
Change in net assets from Class A capital transactions	$9,189	$69,837	$17,702

Class B
Proceeds from shares issued	$—	$6,066	$6,238
Dividends and distributions reinvested	—	56	12
Cost of shares redeemed	—	(1,761)	(803)
Redemption fees	—	1	1
Change in net assets from Class B capital transactions	$—	$4,362	$5,448

Class C
Proceeds from shares issued	$13,662	$14,422	$1,664	(d)
Dividends and distributions reinvested	— (c)	27	—	(d)
Cost of shares redeemed	(1,625)	(972)	(31	)(d)
Redemption fees	2	1	—	(c) (d)
Change in net assets from Class C capital transactions	$12,039	$13,478	$1,633

Class R5 (b)
Proceeds from shares issued	$8,338	$—	$—
Dividends and distributions reinvested	— (c)	—	—
Cost of shares redeemed	(283)	—	—
Redemption fees	1	—	—
Change in net assets from Class R5 capital transactions	$8,056	$—	$—

Select Class
Proceeds from shares issued	$11,348	$497,184	$196,151
Dividends and distributions reinvested	8	473	381
Cost of shares redeemed	(3,549)	(134,270)	(28,777)
Redemption fees	2	53	21
Change in net assets from Select Class capital transactions	$7,809	$363,440	$167,776

Institutional Class
Proceeds from shares issued	$—	$146,326	$15,457
Dividends and distributions reinvested	—	410	368
Cost of shares redeemed	—	(20,263)	(10,256)
Redemption fees	—	10	7
Change in net assets from Institutional Class capital transactions	$—	$126,483	$5,576

Total change in net assets from capital transactions	$37,093	$577,600	$198,135

(a)	Commencement of operations was November 30, 2006.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	International Realty Fund (a)	International Value Fund
	Period Ended 10/31/2007	Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	650	4,510	1,319
Reinvested	— (c)	12	2
Redeemed	(105)	(807)	(169)
Change in Class A Shares	545	3,715	1,152

Class B
Issued	—	330	422
Reinvested	—	3	1
Redeemed	—	(95)	(53)
Change in Class B Shares	—	238	370

Class C
Issued	819	792	105	(d)
Reinvested	— (c)	1	—	(d)
Redeemed	(102)	(52)	(2	)(d)
Change in Class C Shares	717	741	103

Class R5 (b)
Issued	491	—	—
Reinvested	— (c)	—	—
Redeemed	(17)	—	—
Change in Class R5 Shares	474	—	—

Select Class
Issued	720	26,221	13,209
Reinvested	1	27	28
Redeemed	(219)	(6,901)	(1,860)
Change in Select Class Shares	502	19,347	11,377

Institutional Class
Issued	—	7,446	1,000
Reinvested	—	23	27
Redeemed	—	(1,021)	(679)
Change in Institutional Class Shares	—	6,448	348

(a)	Commencement of operations was November 30, 2006.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than 1,000.

(d)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund (a)
	Year Ended 10/31/2007	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,052	$10,297
Dividends and distributions reinvested	55	21
Cost of shares redeemed	(9,192)	(1,332)
Redemption fees	— (b)	—	(b)
Change in net assets from Class A capital transactions	$7,915	$8,986

Class C
Proceeds from shares issued	$3,184	$1,477	(c)
Dividends and distributions reinvested	6	—	(c)
Cost of shares redeemed	(564)	(44	)(c)
Redemption fees	— (b)	—	(b)(c)
Change in net assets from Class C capital transactions	$2,626	$1,433

Select Class
Proceeds from shares issued	$1,395,575	$490,108	(c)
Dividends and distributions reinvested	533	—	(c)
Cost of shares redeemed	(281,368)	(8,827	)(c)
Redemption fees	34	12	(c)
Change in net assets from Select Class capital transactions	$1,114,774	$481,293

Institutional Class
Proceeds from shares issued	$201,810	$416,006
Dividends and distributions reinvested	234	177
Cost of shares redeemed	(394,032)	(77,881)
Redemption fees	6	9
Change in net assets from Institutional Class capital transactions	$(191,982)	$338,311

Total change in net assets from capital transactions	$933,333	$830,023

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Intrepid International Fund (a)
	Year Ended 10/31/2007	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	696	501
Reinvested	3	1
Redeemed	(393)	(66)
Change in Class A Shares	306	436

Class C
Issued	132	72	(c)
Reinvested	— (b)	—	(c)
Redeemed	(24)	(2	)(c)
Change in Class C Shares	108	70

Select Class
Issued	57,785	24,049	(c)
Reinvested	23	—	(c)
Redeemed	(11,098)	(423	)(c)
Change in Select Class Shares	46,710	23,626

Institutional Class
Issued	8,107	20,268
Reinvested	11	9
Redeemed	(17,438)	(3,743)
Change in Institutional Class Shares	(9,320)	16,534

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.42	$0.02	(e)	$9.80	$9.82	$(0.05)	$—	$(0.05)	$—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(0.02)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(0.06)	—	(f)
Year Ended October 31, 2004	7.49	0.05	(e)	2.06	2.11	(0.10)	—	(0.10)	—
Year Ended October 31, 2003	5.21	0.04	(e)	2.27	2.31	(0.03)	—	(0.03)	—

International Equity Fund
Year Ended October 31, 2007	37.52	0.47	(e)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(f)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(f)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2004	23.17	0.27	(e)	3.86	4.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2003	19.42	0.28	(e)	3.66	3.94	(0.19)	—	(0.19)	—

International Equity Index Fund
Year Ended October 31, 2007	26.63	0.50	(e)	7.00	7.50	(0.54)	(0.16)	(0.70)	—	(f)
July 1, 2006 through October 31, 2006 (d)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90	5.33	(0.35)	—	(0.35)	—	(f)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(f)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—
Year Ended June 30, 2003	14.08	0.15		(1.07)	(0.92)	(0.03)	—	(0.03)	0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to October 31.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest for custody overdraft of 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$26.19	59.98%	$62,409	1.82%		0.11%	1.82%		26%
16.42	34.50	25,722	1.88		0.36	1.88		4
12.23	29.45	8,385	1.89		0.29	2.11		149
9.50	28.44	1,372	2.00		0.51	5.68		118
7.49	44.65	124	2.00		0.59	24.54	(h)	85

42.57	19.93	181,682	1.32	(g)	1.20	1.51		14
37.52	25.32	140,985	1.31		1.08	1.49		22
30.82	15.16	128,392	1.35		1.33	1.55		22
27.09	17.86	63,622	1.50		1.03	1.93		24
23.17	20.41	8,502	1.50		1.28	2.69	(h)	16

33.43	28.72	139,828	1.07		1.72	1.28		15
26.63	8.47	91,809	1.07		0.86	1.28		—	(i)
24.55	27.41	82,186	1.07		1.87	1.29		12
19.57	13.79	48,993	1.07		1.75	1.22		14
17.46	34.11	39,216	1.05		1.28	1.17		13
13.14	(6.47)	26,090	1.09		1.26	1.21		12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions	Redemption fees
International Opportunities Fund
Year Ended October 31, 2007	$15.00	$0.26	(f)	$3.31	$3.57	$(0.17)	$(0.17)	$—	(g)
Year Ended October 31, 2006	11.62	0.15	(f)	3.40	3.55	(0.17)	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	(0.15)	—	(g)
Year Ended October 31, 2004	9.10	0.08	(f)	1.16	1.24	(0.17)	(0.17)	—
Year Ended October 31, 2003	7.49	—	(f)(g)	1.68	1.68	(0.07)	(0.07)	—

International Realty Fund
November 30, 2006 (d) through October 31, 2007	15.00	0.23	(f)	1.92	2.15	(0.04)	(0.04)	0.01

International Value Fund
Year Ended October 31, 2007	16.65	0.29	(f)	4.10	4.39	(0.20)	(0.20)	—	(g)
Year Ended October 31, 2006	12.59	0.41	(f)	3.81	4.22	(0.16)	(0.16)	—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	— (g)	—
Year Ended October 31, 2003	6.98	0.03	(f)	1.77	1.80	(0.25)	(0.25)	—

Intrepid International Fund (e)
Year Ended October 31, 2007	21.77	0.21	(f)	5.72	5.93	(0.13)	(0.13)	—	(g)
Year Ended October 31, 2006	17.24	0.24	(f)	4.46	4.70	(0.17)	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	(0.16)	—
Year Ended October 31, 2003	10.90	0.06	(f)	2.51	2.57	(0.11)	(0.11)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$18.40	23.98%	$13,255	1.39%	1.58%	1.40%		92%
15.00	30.88	11,261	1.42	1.12	1.56		92
11.62	15.89	7,852	1.59	0.85	1.64		58
10.17	13.81	12,195	1.90	0.85	2.12		98
9.10	22.70	10,650	1.90	(0.02)	2.39		79

17.12	14.44	9,333	1.40	1.52	3.80		175

20.84	26.60	106,228	1.34	1.55	1.34		92
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108
8.53	26.71	60	1.45	0.37	10.04	(h)	132

27.57	27.38	24,750	1.50	0.84	1.54		84
21.77	27.46	12,886	1.50	1.17	1.64		92
17.24	16.28	2,700	1.63	0.64	1.76		56
15.02	13.74	5,294	1.69	0.58	1.97		93
13.36	23.77	6,000	1.80	0.54	2.41		79

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.26	$(0.08	)(e)	$9.71	$9.63	$—	$—	$—
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	—
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(0.02)
Year Ended October 31, 2004	7.45	0.03	(e)	2.02	2.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	5.20	—	(e)(f)	2.28	2.28	(0.03)	—	(0.03)

International Equity Fund
Year Ended October 31, 2007	37.26	0.25	(e)	6.65	6.90	(0.41)	(1.62)	(2.03)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25	7.42	(0.28)	(0.53)	(0.81)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.10	0.13	(e)	3.85	3.98	(0.11)	—	(0.11)
Year Ended October 31, 2003	19.39	0.15	(e)	3.68	3.83	(0.12)	—	(0.12)

International Equity Index Fund
Year Ended October 31, 2007	24.93	0.29	(e)	6.55	6.84	(0.36)	(0.16)	(0.52)
July 1, 2006 through October 31, 2006 (d)	23.04	0.02		1.87	1.89	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62	4.87	(0.25)	—	(0.25)
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)
Year Ended June 30, 2003	13.37	0.05		(1.01)	(0.96)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to October 31.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—(f)	$25.89	59.23%	$15,402	2.32%	(0.40)%	2.32%		26%
—(f)	16.26	33.94	8,812	2.37	(0.14)	2.38		4
—(f)	12.14	28.81	3,108	2.39	(0.18)	2.53		149
—	9.44	27.68	302	2.50	0.31	6.52	(g)	118
—	7.45	43.99	95	2.50	0.03	25.36	(g)	85

—(f)	42.13	19.25	13,236	1.87	0.64	2.00		14
—(f)	37.26	24.57	11,734	1.92	0.50	1.99		22
—(f)	30.65	14.50	12,463	1.97	1.06	1.99		22
—	26.97	17.27	768	2.00	0.49	2.44	(g)	24
—	23.10	19.84	178	2.00	0.74	6.19	(g)	16

—(f)	31.25	27.87	21,693	1.77	1.03	1.77		15
—	24.93	8.20	20,192	1.77	0.16	1.78		—	(h)
—	23.04	26.54	20,317	1.78	1.17	1.79		12
—	18.42	12.88	12,436	1.81	0.96	1.81		14
—	16.47	33.11	11,414	1.80	0.45	1.82		13
0.01	12.42	(7.11)	9,035	1.84	0.47	1.86		12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Opportunities Fund
Year Ended October 31, 2007	$14.86	$0.18	(b)	$3.27	$3.45	$(0.11)	$(0.11)
Year Ended October 31, 2006	11.53	0.09	(b)	3.36	3.45	(0.12)	(0.12)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	(0.08)
Year Ended October 31, 2004	9.03	0.02	(b)	1.16	1.18	(0.14)	(0.14)
Year Ended October 31, 2003	7.46	(0.04	)(b)	1.68	1.64	(0.07)	(0.07)

International Value Fund
Year Ended October 31, 2007	16.37	0.19	(b)	4.03	4.22	(0.13)	(0.13)
Year Ended October 31, 2006	12.40	0.34	(b)	3.75	4.09	(0.12)	(0.12)
Year Ended October 31, 2005	10.41	0.14	(b)	2.09	2.23	(0.24)	(0.24)
Year Ended October 31, 2004	8.46	0.21	(b)	1.77	1.98	(0.03)	(0.03)
Year Ended October 31, 2003	6.96	(0.07	)(b)	1.82	1.75	(0.25)	(0.25)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than $0.01.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data
				Ratios to average net assets
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate
$—(c)	$18.20	23.30%	$2,023	1.89%	1.06%	1.90%		92%
—(c)	14.86	30.17	1,396	1.92	0.65	2.06		92
—(c)	11.53	15.40	980	2.07	0.45	2.11		58
—	10.07	13.23	1,199	2.40	0.24	2.63		98
—	9.03	22.18	1,403	2.40	(0.58)	2.89		79

—(c)	20.46	25.96	14,604	1.84	1.04	1.84		92
—(c)	16.37	33.20	7,790	1.89	2.27	1.90		80
—(c)	12.40	21.69	1,314	1.94	1.21	2.60		76
—	10.41	23.51	441	1.95	2.21	7.71	(d)	108
—	8.46	25.97	249	1.95	(0.94)	10.41	(d)	132

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.26	$(0.08	)(h)	$9.68	$9.60	$(0.06)	$—	$(0.06)
February 28, 2006 (d) through October 31, 2006	15.21	(0.05	)(h)	1.10	1.05	—	—	—

International Equity Fund
Year Ended October 31, 2007	37.11	0.25	(h)	6.63	6.88	(0.42)	(1.62)	(2.04)
Year Ended October 31, 2006	30.57	0.20	(h)	7.19	7.39	(0.32)	(0.53)	(0.85)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.05	0.11	(h)	3.86	3.97	(0.11)	—	(0.11)
January 31, 2003 (d) through October 31, 2003	18.43	0.08	(h)	4.65	4.73	(0.11)	—	(0.11)

International Equity Index Fund
Year Ended October 31, 2007	25.94	0.30	(h)	6.81	7.11	(0.37)	(0.16)	(0.53)
July 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—
Year Ended June 30, 2006	19.12	0.24	(h)	4.81	5.05	(0.20)	—	(0.20)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)
Year Ended June 30, 2003	13.85	0.06		(1.05)	(0.99)	—	—	—

International Opportunities Fund
July 31, 2007 (d) through October 31, 2007	16.88	(0.03	)(h)	1.36	1.33	—	—	—

International Realty Fund
November 30, 2006 (f) through October 31, 2007	15.00	0.16	(h)	1.90	2.06	(0.03)	—	(0.03)

International Value Fund
Year ended October 31, 2007	16.37	0.20	(h)	4.01	4.21	(0.22)	—	(0.22)
July 11, 2006 (d) through October 31, 2006	15.06	—	(h)(i)	1.31	1.31	—	—	—

Intrepid International Fund (g)
Year ended October 31, 2007	21.70	0.10	(h)	5.67	5.77	(0.14)	—	(0.14)
February 28, 2006 (d) through October 31, 2006	19.66	0.10	(h)	1.94	2.04	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Commencement of operations.

(g)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—(i)	$25.80	59.17%	$9,519	2.32%	(0.38)%	2.32%		26%
—(i)	16.26	6.90	1,903	2.45	(0.48)	2.46		4

—(i)	41.95	19.25	61,023	1.87	0.65	2.01		14
—(i)	37.11	24.57	46,106	1.91	0.57	1.99		22
—(i)	30.57	14.49	25,279	1.98	0.68	2.05		22
—	26.91	17.26	8,346	2.00	0.40	2.44	(j)	24
—	23.05	25.70	1,681	2.00	0.48	2.85	(j)	16

—(i)	32.52	27.83	23,567	1.78	1.03	1.78		15
—	25.94	8.22	13,871	1.77	0.16	1.78		—	(k)
—(i)	23.97	26.48	12,718	1.78	1.08	1.79		12
—(i)	19.12	12.97	9,127	1.81	0.88	1.81		14
—	17.05	33.02	10,419	1.80	0.48	1.82		13
0.01	12.87	(7.08)	7,306	1.84	0.52	1.86		12

—(i)	18.21	7.88	77	1.90	(0.69)	1.94		92

0.01	17.04	13.85	12,223	1.90	1.08	4.19		175

—(i)	20.36	25.96	17,193	1.84	1.09	1.84		92
—(i)	16.37	8.70	1,691	1.92	0.03	1.93		80

—(i)	27.33	26.74	4,861	2.00	0.40	2.04		84
—(i)	21.70	10.38	1,508	2.00	0.76	2.12		92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Fund
Year Ended October 31, 2007	$37.63	$0.66	(g)	$6.72	$7.38	$(0.67)	$(1.62)	$(2.29)
May 15, 2006 (e) through October 31, 2006	37.07	0.14	(g)	0.82	0.96	(0.40)	—	(0.40)

International Realty Fund
November 30, 2006 (f) through October 31, 2007	15.00	0.32	(g)	1.90	2.22	(0.05)	—	(0.05)

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (b)
Redemption fees	Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$—(h)	$42.72	20.45%	$76,309	0.87%(i)	1.67%	1.06%	14%
—(h)	37.63	2.67	30,533	0.86	0.82	1.07	22

0.01	17.18	14.88	8,148	0.95	2.12	2.85	175

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.62	$0.07	(e)	$9.94	$10.01	$(0.09)	$—	$(0.09)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(0.06)
Year Ended October 31, 2004	7.53	0.08	(e)	2.06	2.14	(0.09)	—	(0.09)
Year Ended October 31, 2003	5.23	0.05	(e)	2.28	2.33	(0.03)	—	(0.03)

International Equity Fund
Year Ended October 31, 2007	37.63	0.56	(e)	6.74	7.30	(0.59)	(1.62)	(2.21)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27	7.78	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)
Year Ended October 31, 2004	23.19	0.33	(e)	3.90	4.23	(0.28)	—	(0.28)
Year Ended October 31, 2003	19.45	0.30	(e)	3.72	4.02	(0.28)	—	(0.28)

International Equity Index Fund
Year Ended October 31, 2007	26.79	0.59	(e)	7.02	7.61	(0.59)	(0.16)	(0.75)
July 1, 2006 through October 31, 2006 (d)	24.67	0.10		2.02	2.12	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95	5.41	(0.39)	—	(0.39)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)
Year Ended June 30, 2003	14.10	0.19		(1.07)	(0.88)	(0.04)	—	(0.04)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to October 31.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense for custody overdraft of 0.01%.

(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—(f)	$26.54	60.45%	$341,701	1.57%		0.34%	1.57%	26%
—(f)	16.62	34.85	263,684	1.62		0.60	1.62	4
—(f)	12.36	29.77	127,937	1.64		0.51	1.69	149
—	9.58	28.72	32,733	1.75		0.96	2.13	118
—	7.53	44.84	22,620	1.75		0.88	2.26	85

—(f)	42.72	20.21	3,202,097	1.07	(g)	1.42	1.25	14
—(f)	37.63	25.66	4,098,105	1.06		1.46	1.24	22
—(f)	30.90	15.50	2,520,087	1.07		1.66	1.28	22
—	27.14	18.31	1,243,387	1.10		1.28	1.52	24
—	23.19	20.90	813,466	1.10		1.45	1.55	16

—(f)	33.65	29.02	1,584,921	0.82		1.97	1.03	15
—	26.79	8.59	1,243,966	0.82		1.12	1.03	—	(h)
—(f)	24.67	27.74	1,170,044	0.82		1.99	1.04	12
—(f)	19.65	14.04	877,944	0.81		1.91	0.90	14
—	17.53	34.38	798,323	0.80		1.46	0.82	13
0.01	13.19	(6.12)	560,910	0.84		1.59	0.86	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Opportunities Fund
Year Ended October 31, 2007	$15.16	$0.30	(g)	$3.34	$3.64	$(0.20)	$(0.20)
Year Ended October 31, 2006	11.75	0.17	(g)	3.46	3.63	(0.22)	(0.22)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	(0.23)
Year Ended October 31, 2004	9.22	0.15	(g)	1.18	1.33	(0.24)	(0.24)
Year Ended October 31, 2003	7.53	0.05	(g)	1.72	1.77	(0.08)	(0.08)

International Realty Fund
November 30, 2006 (d) through October 31, 2007	15.00	0.27	(g)	1.92	2.19	(0.04)	(0.04)

International Value Fund
Year Ended October 31, 2007	16.76	0.32	(g)	4.15	4.47	(0.22)	(0.22)
Year Ended October 31, 2006	12.65	0.40	(g)	3.89	4.29	(0.18)	(0.18)
Year Ended October 31, 2005	10.59	0.22	(g)	2.12	2.34	(0.28)	(0.28)
Year Ended October 31, 2004	8.58	0.25	(g)	1.81	2.06	(0.05)	(0.05)
Year Ended October 31, 2003	7.01	(0.01	)(g)	1.83	1.82	(0.25)	(0.25)

Intrepid International Fund (e)
Year Ended October 31, 2007	22.08	0.28	(g)	5.79	6.07	(0.19)	(0.19)
February 28, 2006 (f) through October 31, 2006	19.90	0.20	(g)	1.98	2.18	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—(h)	$18.60	24.22%	$63,875	1.14%	1.78%	1.15%	92%
—(h)	15.16	31.25	55,237	1.17	1.24	1.30	92
—(h)	11.75	16.37	74,050	1.16	1.69	1.17	58
—	10.31	14.63	37,206	1.20	1.55	1.30	98
—	9.22	23.77	30,969	1.20	0.58	1.37	79

0.01	17.16	14.73	8,619	1.15	1.78	4.71	175

—(h)	21.01	26.91	732,412	1.09	1.68	1.09	92
—(h)	16.76	34.22	259,906	1.14	2.63	1.14	80
—(h)	12.65	22.47	52,274	1.22	1.86	1.31	76
—	10.59	24.17	18,023	1.37	2.57	1.76	108
—	8.58	26.89	16,538	1.39	(0.15)	1.86	132

—(h)	27.96	27.69	1,966,815	1.25	1.14	1.29	84
—(h)	22.08	10.95	521,615	1.25	1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2007	$16.79	$0.11	(c)	$10.01	$10.12	$(0.11)	$(0.11)
Year Ended October 31, 2006	12.47	0.12	(c)	4.25	4.37	(0.05)	(0.05)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	(0.08)
Year Ended October 31, 2004	7.59	0.11	(c)	2.07	2.18	(0.11)	(0.11)
Year Ended October 31, 2003	5.25	0.07	(c)	2.31	2.38	(0.04)	(0.04)

International Opportunities Fund
Year Ended October 31, 2007	15.25	0.34	(c)	3.37	3.71	(0.24)	(0.24)
Year Ended October 31, 2006	11.82	0.19	(c)	3.48	3.67	(0.24)	(0.24)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	(0.25)
Year Ended October 31, 2004	9.26	0.18	(c)	1.18	1.36	(0.26)	(0.26)
Year Ended October 31, 2003	7.55	0.08	(c)	1.71	1.79	(0.08)	(0.08)

International Value Fund
Year Ended October 31, 2007	16.83	0.34	(c)	4.17	4.51	(0.23)	(0.23)
Year Ended October 31, 2006	12.70	0.42	(c)	3.91	4.33	(0.20)	(0.20)
Year Ended October 31, 2005	10.64	0.23	(c)	2.15	2.38	(0.32)	(0.32)
Year Ended October 31, 2004	8.61	0.29	(c)	1.83	2.12	(0.09)	(0.09)
Year Ended October 31, 2003	7.02	0.02	(c)	1.82	1.84	(0.25)	(0.25)

Intrepid International Fund (b)
Year Ended October 31, 2007	22.11	0.34	(c)	5.81	6.15	(0.21)	(0.21)
Year Ended October 31, 2006	17.52	0.36	(c)	4.51	4.87	(0.28)	(0.28)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	(0.31)
Year Ended October 31, 2004	13.60	0.19	(c)	1.75	1.94	(0.27)	(0.27)
Year Ended October 31, 2003	11.02	0.15	(c)	2.55	2.70	(0.12)	(0.12)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Prior to December 15, 2005 the Fund was named Tax Aware International Opportunities Fund.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than $0.01.

(e)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

		Ratios/Supplemental data

				Ratios to average net assets
Redemption fees	Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$—(d)	$26.80	60.59%	$193,867	1.42%		0.51%	1.42%	26%
—(d)	16.79	35.14	92,060	1.43		0.77	1.47	4
—(d)	12.47	30.08	61,981	1.45		0.75	1.53	149
—	9.66	29.08	49,660	1.45		1.28	1.88	118
—	7.59	45.49	58,658	1.45		1.18	1.95	85

—(d)	18.72	24.58	154,596	0.93	(e)	1.99	1.00	92
—(d)	15.25	31.48	77,502	0.92		1.33	1.15	92
—(d)	11.82	16.76	57,924	0.92		1.44	1.02	58
—	10.36	14.93	139,827	0.92		1.78	1.09	98
—	9.26	24.02	133,907	0.92		1.10	1.09	79

—(d)	21.11	27.10	201,062	0.94		1.80	0.94	92
—(d)	16.83	34.47	51,749	0.94		2.82	1.01	80
—(d)	12.70	22.82	34,624	0.95		2.00	1.16	76
—	10.64	24.85	28,804	0.95		2.98	1.49	108
—	8.61	27.23	26,356	0.95		0.28	1.55	132

—(d)	28.05	28.04	368,217	1.00		1.37	1.14	84
—(d)	22.11	28.07	496,326	1.00		1.74	1.24	92
—(d)	17.52	16.97	103,598	1.00		1.46	1.23	56
—	15.27	14.44	138,282	1.00		1.31	1.34	93
—	13.60	24.74	135,000	1.00		1.31	1.41	79

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, Class R5 (formerly R Class) and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Opportunities Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Realty Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class C commenced operations on July 31, 2007 for the International Opportunities Fund.

The International Realty Fund commenced operations on November 30, 2006.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset values per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase

96   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of October 31, 2007 (amounts in thousands):

	Market Value	Percentage
Emerging Markets Equity Fund	$435	0.1%
International Equity Fund	—	—

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 0.1%.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of October 31, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

As of October 31, 2007, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Securities Lending — To generate additional income, each Fund (except the International Realty Fund and Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended October 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of October 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Emerging Markets Equity Fund	$9	$10,586	$10,270
International Equity Fund	851	349,407	335,900
International Equity Index Fund	336	305,649	293,166
International Opportunities Fund	30	10,317	9,828
International Value Fund	85	52,548	50,469

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

98   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Markets Equity Fund	$4		$(100)	$96
International Equity Fund	—		1,385	(1,385)
International Equity Index Fund	—	(a)	1,273	(1,273)
International Opportunities Fund	—		175	(175)
International Realty Fund	(1)		651	(650)
International Value Fund	—		282	(282)
Intrepid International Fund	—	(a)	(260)	260

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to differences in character for tax purposes of foreign currency gains and losses, Passive Foreign Investment Company (“PFICS”) gains and losses, deferred compensation (Emerging Markets Equity Fund) and non-deductable expenses (International Realty Fund).

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Realty Fund	0.90
International Value Fund	0.60
Intrepid International Fund	0.85

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2007 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$3
International Equity Fund	—	(a)
International Equity Index Fund	21
International Opportunities Fund	11
International Realty Fund (b)	—	(a)
International Value Fund	44

(a)	Amount rounds to less than $1,000.

(b)	For the period November 30, 2006 through October 31, 2007.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Emerging Markets Equity Fund	0.25%	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Opportunities Fund	0.25	0.75	0.75
International Realty Fund	0.25	n/a	0.75
International Value Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$51	$25
International Equity Fund	40	18
International Equity Index Fund	105	37
International Opportunities Fund	5	1
International Realty Fund (a)	9	3
International Value Fund	69	10
Intrepid International Fund	38	1

(a)	For the period November 30, 2006 through October 31, 2007.

100   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Opportunities Fund	0.25	0.25	0.25	n/a	0.25	0.10
International Realty Fund	0.25	n/a	0.25	0.05	0.25	n/a
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	1.75%	1.45%
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Opportunities Fund	1.42	1.92	1.92	n/a	1.17	0.92
International Realty Fund	1.40	n/a	1.90	0.95	1.15	n/a
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00

The contractual expense limitation agreements were in effect for the year ended October 31, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the year ended October 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$—	$—	$3	$3	$—
International Equity Fund	4,950	561	2,020	7,531	—
International Equity Index Fund	—	—	1,451	1,451	—
International Opportunities Fund	1	14	73	88	—
International Realty Fund (a)	158	17	9	184	269
International Value Fund	—	—	4	4	—
Intrepid International Fund	—	663	253	916	—

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$75	$10	$—	$85
International Equity Index Fund	—	4	1,692	1,696
Intrepid International Fund	—	7	—	7

(a)	For the period November 30, 2006 through October 31, 2007.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2007, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$120,366	$126,913
International Equity Fund	584,205	2,017,085
International Equity Index Fund	261,518	230,252
International Opportunities Fund	225,504	169,761
International Realty Fund (a)	70,013	33,574
International Value Fund	1,153,305	576,165
Intrepid International Fund	2,313,830	1,374,509

(a)	For the period November 30, 2006 through October 31, 2007.

During the year ended October 31, 2007, there were no purchases or sales of U.S. Government securities.

102   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$323,388	$303,933	$767	$303,166
International Equity Fund	2,623,360	1,302,127	35,079	1,267,048
International Equity Index Fund	1,244,792	853,373	25,030	828,343
International Opportunities Fund	212,006	43,826	3,837	39,989
International Realty Fund	37,825	1,675	1,280	395
International Value Fund	984,168	142,534	9,655	132,879
Intrepid International Fund	1,893,646	453,323	11,070	442,253

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale deferrals and mark-to-market on PFICS.

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

	Taxable Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$2,132	$—	$2,132
International Equity Fund	95,376	150,679	246,055
International Equity Index Fund	31,147	6,582	37,729
International Opportunities Fund	2,124	—	2,124
International Realty Fund (a)	9	—	9
International Value Fund	4,806	—	4,806
Intrepid International Fund	9,603	—	9,603

(a)	For the period November 30, 2006 through October 31, 2007.

The tax character of distributions paid during the 2006 fiscal year was as follows (amounts in thousands):

	Taxable Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$718	$—	$718
International Equity Fund	57,347	46,844	104,191
International Equity Index Fund (a)	19,022	—	19,022
International Opportunities Fund	2,615	—	2,615
International Value Fund	1,393	—	1,393
Intrepid International Fund	1,625	—	1,625

(a)	For the period July 1, 2005 through October 31, 2006.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

At October 31, 2007 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$682	$(14,251)	$303,020
International Equity Fund	49,102	507,799	1,267,111
International Equity Index Fund	39,623	78,000	829,222
International Opportunities Fund	4,192	(42,527)	40,055
International Realty Fund (a)	2,085	(1,164)	310
International Value Fund	45,845	18,457	134,013
Intrepid International Fund	23,585	31,298	442,328

(a)	For the period November 30, 2006 through October 31, 2007.

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, mark-to-market on forwards and mark-to-market on PFICS.

As of October 31, 2007 the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2008		2009		2010	2011	2015	Total
Emerging Markets Equity Fund	$285	(a)	$8,669		$5,297	$—	$—	$14,251
International Opportunities Fund	847	(b)	135	(b)	25,712	15,833	—	42,527
International Realty Fund (c)	—		—		—	—	1,164	1,164

(a)	The above capital loss carryover includes $285 (amount in thousands) of losses acquired from J.P. Morgan Emerging Markets Equity Fund and may be limited under the Code Sections 381–384.

(b)	The International Opportunities Fund capital loss carryover includes $982 (amount in thousands) of losses acquired from JPMorgan Global 50 Fund. A portion of the capital loss carryforward from International Opportunities Fund may be limited in future years under the Code Sections 381–384.

(c)	For the period November 30, 2006 through October 31, 2007.

During the year ended October 31, 2007 the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Markets Equity Fund	$34,856
International Opportunities Fund	24,524
International Value Fund	417
Intrepid International Fund	9,821

6. Borrowings

The Funds, except International Realty Fund, rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds, except International Realty Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

104   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2007. Average borrowings from the Facility for year ended October 31, 2007 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
International Equity Index Fund	$2,331	2	$1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2007, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2007, International Equity Fund, International Opportunities Fund and International Value Fund invested approximately 24.6%, 23.4% and 20.9% of their respective portfolios in issuers in the United Kingdom. As of October 31, 2007, International Realty Fund invested approximately 27.8% of their respective portfolios in issuers in Japan. As of October 31, 2007 International Value Fund invested approximately 21.6% of its respective portfolio in Commercial Banks.

International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2007 (continued)

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB, transferred securities in-kind to the International Equity Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the International Equity Fund and the International Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of approximately $169,990,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the International Equity Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the International Equity Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank International Fund	$669,429	19,580
JPMorgan Chase Bank International Equity Trust	172,111	5,034
	$841,540	24,614

10. Subsequent Event

During November 2007, certain shareholders of the International Equity Fund redeemed shares of the Select Class and the Fund paid the redemptions primarily with proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 22% of the net assets of the Fund.

106   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Trust I and JPMorgan Trust II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Value Fund, JPMorgan Intrepid International Fund (each a portfolio of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a portfolio of JPMorgan Trust II; hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2007

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   107

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

108   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.

Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   109

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Susan M. Canning (1969), Assistant Secretary (2007)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co.; Ms. Canning has served as an attorney with various titles for JPMorgan Chase & Co. since 1997.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

110   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,326.10	$10.79	1.84%
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class B
Actual	1,000.00	1,322.90	13.70	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Class C
Actual	1,000.00	1,323.10	13.70	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Select Class
Actual	1,000.00	1,328.30	9.33	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Institutional Class
Actual	1,000.00	1,328.40	8.45	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   111

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
International Equity Fund
Class A
Actual	$1,000.00	$1,085.10	$6.88	1.31%
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	1,082.10	9.76	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,082.30	9.76	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class R5**
Actual	1,000.00	1,087.60	4.53	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Select Class
Actual	1,000.00	1,086.50	5.57	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual	1,000.00	1,109.90	5.69	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class B
Actual	1,000.00	1,106.20	9.45	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
Class C
Actual	1,000.00	1,105.70	9.45	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
Select Class
Actual	1,000.00	1,111.30	4.36	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

International Opportunities Fund
Class A
Actual	1,000.00	1,072.30	7.16	1.37
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class B
Actual	1,000.00	1,069.30	9.75	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Class C***
Actual****	1,000.00	1,351.10	5.69	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90
Select Class
Actual	1,000.00	1,073.90	5.85	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
Institutional Class
Actual	1,000.00	1,075.20	4.81	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92

112   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

	Beginning Account Value, May 1, 2007	Ending Account Value, October 31, 2007	Expenses Paid During May 1, 2007 to October 31, 2007*	Annualized Expense Ratio
International Realty Fund
Class A
Actual	$1,000.00	$1,003.50	$7.07	1.40%
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	1,000.60	9.58	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90
Class R5**
Actual	1,000.00	1,007.00	4.81	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Select Class
Actual	1,000.00	1,005.30	5.81	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

International Value Fund
Class A
Actual	1,000.00	1,096.30	7.08	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class B
Actual	1,000.00	1,092.90	9.71	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class C
Actual	1,000.00	1,093.40	9.71	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Select Class
Actual	1,000.00	1,097.10	5.76	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Institutional Class
Actual	1,000.00	1,098.30	4.97	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

Intrepid International Fund
Class A
Actual	1,000.00	1,113.50	7.99	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,110.50	10.64	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Select Class
Actual	1,000.00	1,114.80	6.66	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Institutional Class
Actual	1,000.00	1,116.20	5.33	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class shares were renamed to Class R5 Shares

***	Class C commenced operations on July 31, 2007 for the International Opportunities Fund.

****	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 93/365 (to reflect the actual period).

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   113

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”; collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided
by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

114   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Emerging Markets Equity Fund, International Growth Fund, International Opportunities Fund, International Realty Fund, International Value Fund, and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   115

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Emerging Markets Equity Fund’s performance in the second, first and third quintiles for Class A shares and the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Equity Fund’s performance in the fourth quintile for Class A shares for the one and three year periods, and in the fourth, third and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Equity sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the International Equity Index Fund’s performance in the second quintile for Class A shares and in the second, first and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Opportunities Fund’s performance in the first, second and second quintiles for the Class A shares and the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the International Realty Fund appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Value Fund’s performance in the second, first and second quintiles for the Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid International Fund’s performance in the second, third and second quintiles for the Class A shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

116   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

The Trustees noted that the International Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Realty Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   117

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Markets Equity Fund	$2,132
International Equity Fund	104,490
International Equity Index Fund	19,753
International Opportunities Fund	1,248
International Realty Fund	9
International Value Fund	4,497
Intrepid International Fund	10,537

For the fiscal year ended October 31, 2007, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Markets Equity Fund	$9,650	$399
International Equity Fund	107,622	9,121
International Equity Index Fund	45,821	4,833
International Opportunities Fund	5,574	423
International Realty Fund	467	38
International Value Fund	17,084	1,452
Intrepid International Fund	41,046	3,433

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2007. These shareholders will receive more detailed information along with 2006 Form 1099-DIV.

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended October 31, 2007:

Long-Term Capital Gain Distribution
International Equity Fund	$150,678
International Equity Index Fund	6,582

Funds with Short Term Capital Gain Designation

For the fiscal year ended October 31, 2007, The Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gain:

Qualified Short-Term Gain
International Equity Fund	$36,477
International Equity Index Fund	1,365

Dividend Received Deductions (DRD)

The International Value Fund had 0.17% of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2007.

118   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. October 2007.	AN-INTEQ-1007

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $53,000

2006 – $35,332*
2006 – $45,300**

*For the year ended June 30, 2006.

**For the period four months ended October 31, 2006, the new fiscal year end of the Fund.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2007 – $6,670
2006 – $4,400*
2006 – $6,680**

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2006, October 31, 2006 and October 31, 2007.

*For the year ended June 30, 2006.

** For the period four months ended October 31, 2006, the new fiscal year end of the Fund.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 0.0%

2006 – 100.0%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were and $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

January 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

January 10, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

January 10, 2008